As filed with the Securities and Exchange Commission on April 29, 2002



                                                    File No. 333-63536
                                                    File No. 811-08581

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                        Pre-Effective Amendment No. __             [ ]

                        Post-Effective Amendment No. 6             [X]


                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940            [ ]


                              Amendment No. 58                     [X]


                       THE SAGE VARIABLE ANNUITY ACCOUNT A
                           (Exact Name of Registrant)

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                               (Name of Depositor)

                               300 Atlantic Street
                               Stamford, CT 06901
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (203) 602-6500

                                James F. Bronsdon, Esq.
                      Sage Life Assurance of America, Inc.
                               300 Atlantic Street
                               Stamford, CT 06901

               (Name and Address of Agent for Service of Process)

                                    Copy to:
                                   Lynn Stone
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                               Westport, CT 06880

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485
_x_ on May 1, 2002 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(l) of Rule 485

If appropriate, check the following:

     ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities: Interests in a separate account under flexible payment deferred combination fixed and variable annuity contracts and certificates.


          CROSS REFERENCE SHEET
          (required by Rule 495)



Item No.                                           Location
--------                                        ---------------
          PART A

Item 1.   Cover Page . . . . . . . . . . . . . .   Cover Page

Item 2.   Definitions  . . . . . . . . . . . . .   Index of Terms

Item 3.   Synopsis . . . . . . . . . . . . . . .   Highlights

Item 4.   Condensed Financial Information  . . .   Not Applicable

Item 5.   General Description of Registrant,
          Depositor, and Portfolio Companies . .   Additional Information
                                                   about Sage Life
                                                   Assurance of America, Inc.;
                                                   Separate Accounts; What Are
                                                   My Investment Options?;
                                                   Appendix A

Item 6.   Deductions and Expenses. . . . . . . .   What Are the Expenses Under
                                                   a Contract?

Item 7.   General Description of Variable
          Annuity Contracts. . . . . . . . . . .   What are the Contracts?

Item 8.   Annuity Period . . . . . . . . . . . .   What are My Income Payment
                                                   Options?

Item 9.   Death Benefit. . . . . . . . . . . . .   Does the Contract Have a
                                                   Death Benefit?

Item 10.  Purchases and Contract Value . . . . .   How Do I Purchase a
                                                   Contract?

Item 11.  Redemptions. . . . . . . . . . . . . .   How Do I Access My Money?

Item 12.  Taxes. . . . . . . . . . . . . . . . .   How Will My Contract be
                                                   Taxed?

Item 13.  Legal Proceedings. . . . . . . . . . .   None

Item 14.  Table of Contents of the Statement of
          Additional Information . . . . . . . .   Table of Contents of the
                                                   Statement of Additional
                                                   Information

          CROSS REFERENCE SHEET
          (required by Rule 495)

Item No.                                           Location
--------                                         -------------
          PART B

Item 15.  Cover Page . . . . . . . . . . . . . .   Cover Page

Item 16.  Table of Contents. . . . . . . . . . .   Table of Contents

Item 17.  General Information and History. . . .   Not Applicable

Item 18.  Services . . . . . . . . . . . . . . .   Not Applicable

Item 19.  Purchase of Securities Being Offered .   Not Applicable

Item 20.  Underwriters . . . . . . . . . . . . .   Not Applicable

Item 21.  Calculation of Performance Data. . . .   Calculation of Historical
                                                   Performance Data

Item 22.  Annuity Payments . . . . . . . . . . .   Income Payment Provisions

Item 23.  Financial Statements . . . . . . . . .   Financial Statements


                                     PART C

     Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.


                                     PART A




                          PROSPECTUS DATED MAY 1, 2002
                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT  06901


     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods (some Guarantee Periods may not be available if you purchased your Contract before May 1, 2002). You can also invest in our Variable Sub-Accounts. Through the Variable Sub-Accounts, you can invest in either the Foundation Series or the SectorSelector(SM) Series of Sub-Accounts. You may not invest in both the Foundation and SectorSelector(SM) Series of Sub-Accounts at the same time.

     The following Trusts are available through the Foundation Series:

     -    AIM Variable Insurance Funds (Series II shares)
     -    The Alger American Fund
     -    First American Insurance Portfolios, Inc. (Class IB shares)
     -    INVESCO Variable Investment Funds, Inc.
     -    MFS(R)Variable Insurance Trust(SM) (Initial Class)
     -    Oppenheimer Variable Account Funds
     -    Sage Life Investment Trust
     -    The Universal Institutional Funds, Inc.
     -    Van Kampen Life Investment Trust (Class II shares)

     The following Trusts are available through the SectorSelector(SM) Series:

     o    AIM Variable Insurance Funds (Series II shares)
     o    INVESCO Variable Investment Funds, Inc.
     o    MFS (R) Variable Insurance Trust (SM) (Service Class)
     o    Oppenheimer Variable Account Funds (Service shares)
     o    Rydex Variable Trust
     o    Sage Life Investment Trust
     o    The Universal Institutional Funds, Inc.


     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     The Contract imposes no surrender charges for withdrawals from the Contract or the surrender of the Contract. Expenses for a Contract with no surrender charges may have higher Asset-Based Charges than contracts with surrender charges.

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



==============================================================================
                                TABLE OF CONTENTS
==============================================================================


INDEX OF TERMS..............................................................

HIGHLIGHTS .................................................................

FEE TABLE...................................................................

1.     WHAT ARE THE CONTRACTS?..............................................
       Your Options.........................................................
       Transfers............................................................

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?..................................
       Your Choices.........................................................
       Income Payment Amounts...............................................
       Optional Guaranteed Minimum Income Benefit Riders....................

3.     HOW DO I PURCHASE A CONTRACT?........................................
       Initial Purchase Payment.............................................
       Issuance of a Contract...............................................
       Free Look Right to Cancel Your Contract..............................
       Making Additional Purchase Payments..................................
       When We May Cancel Your Contract.....................................

4.     WHAT ARE MY INVESTMENT OPTIONS?......................................
       Purchase Payment Allocations.........................................
       Variable Sub-Account Investment Options..............................
             Foundation Series Variable Sub-Account Investment Options SectorSelector(SM) Series Variable Sub-Account Investment Options
       Fixed Account Investment Options.....................................
       Optional Guaranteed Minimum Account Value Rider (GMAV)...............
       Transfers............................................................
       Transfer Programs....................................................
       Values Under Your Contract...........................................

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?..............................
       Transfer Charge......................................................
       Asset-Based Charges..................................................
       Purchase Payment Tax Charge..........................................
       Optional Rider Charges...............................................
       Fund Annual Expenses.................................................
       Additional Information...............................................

6.     HOW WILL MY CONTRACT BE TAXED?.......................................
       Introduction.........................................................
       Taxation of Non-Qualified Contracts..................................
       Taxation of Qualified Contracts......................................
       Transfers, Assignments, or Exchanges of a Contract...................
       Possible Tax Law Changes.............................................

7.     HOW DO I ACCESS MY MONEY?............................................
       Withdrawals..........................................................
       Requesting Payments..................................................

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?...............................
       Yield................................................................
       Total Return.........................................................
       Performance/Comparisons..............................................

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?..............................
       Standard Death Benefit...............................................
       Owner's Death Before the Income Date.................................
       Owner's or Annuitant's Death After the Income Date...................
       Optional Rider Benefits..............................................
       Optional Accidental Death Benefit Rider (ADB)........................
       Optional Enhanced Guaranteed Minimum Death Benefit Rider
            (Enhanced GMDB).................................................
       Optional Earnings Enhancement Death Benefit Rider (EEDB).............
       Optional Earnings Enhancement Life Insurance Rider (EELR)............
       Proof of Death.......................................................

10.    WHAT OTHER INFORMATION SHOULD I KNOW?................................
       Parties to the Contract..............................................
       Separate Accounts....................................................
       Modification.........................................................
       Distribution of the Contracts........................................
       Experts..............................................................
       Legal Proceedings....................................................
       Reports to Contract Owners...........................................
       Authority to Make Agreements.........................................
       Financial Statements.................................................

11.    HOW CAN I MAKE INQUIRIES?............................................

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.....
       History and Business.................................................
       Selected Financial Data..............................................
       Management's Discussion and Analysis of Financial Condition and
         Results of Operations..............................................
       Directors and Officers...............................................

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC..............FIN-1

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS........................... A-1

APPENDIX B - MARKET VALUE ADJUSTMENT.................................... B-1

APPENDIX C - DOLLAR-COST AVERAGING PROGRAM.............................. C-1

APPENDIX D - GUARANTEED MINIMUM INCOME BENEFITS......................... D-1

APPENDIX E - EARNINGS ENHANCEMENT DEATH BENEFIT AND EARNINGS
             ENHANCEMENT LIFE INSURANCE BENEFIT......................... E-1

APPENDIX F - CONTRACTS ISSUED BEFORE MAY 1, 2002........................ F-1

APPENDIX G - ACCUMULATION UNIT VALUES - FOUNDATION SERIES VARIABLE
    SUB-ACCOUNTS........................................................ G-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


==============================================================================
                                 INDEX OF TERMS
==============================================================================

     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

     ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

     ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

     CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     EXPIRATION  DATE -- The  Expiration  Date is the  last  day in a  Guarantee
Period.

     FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

     INCOME DATE -- The Income Date is the date you select for your income payments to begin.

     INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive income payments.

     INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

     OWNER -- The Owner is the person who owns a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

     SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the Market Value Adjustment.

     VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

     "YOU" OR "YOUR" is the Owner of a Contract.

==============================================================================
                                   HIGHLIGHTS
==============================================================================

     The flexible payment deferred combination fixed and variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchase the Contract you may also choose to purchase any or all of the following optional riders: one of two different guaranteed minimum income benefit riders, a guaranteed minimum account value rider, an accidental death benefit rider, an enhanced guaranteed minimum death benefit rider, and an earnings enhancement death benefit rider or an earnings enhancement life insurance rider.


     The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Income Phase occurs when you begin receiving income payments from your Contract.

     You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.


     You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract. If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we have deducted on or before the date we received the returned Contract. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charge we have deducted or your purchase payment(s), less any withdrawals previously taken. If required by law to return the purchase payment less withdrawals, and if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account until the Free Look Period ends. See "How Do I Purchase a Contract?"


     The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

     If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center are shown on the cover page of this prospectus.

==============================================================================
                               FEE TABLE
==============================================================================

     The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)....None

Surrender Charge..........................................................None

Maximum Transfer Charge(1)
     First 12 transfers in a Contract Year...............................$ 0
     After 12th transfer in a Contract Year..............................$25

Annual Administration Charge..............................................None

     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES (deducted daily as percentage of the assets of the Variable Account)

 Mortality and Expense Risk Charge and Account
    Fees and Expenses (2)...................................1.55%


OPTIONAL BENEFIT ANNUAL EXPENSES(deducted monthly as percentage of your Variable and Fixed Account Values)


    Guaranteed Minimum Income Benefit Rider Charge.........................0.20%
    Enhanced Guaranteed Minimum Income Benefit Rider Charge................0.35%
    Guaranteed Minimum Account Value Rider Charge (3)......................0.55%
    Accidental Death Benefit Rider Charge..................................0.05%
    Earnings Enhancement Death Benefit Rider Charge........................0.25%
    Enhanced Guaranteed Minimum Death Benefit Rider Charge.................0.20%


(1)  Currently, we do not assess a transfer charge.

(2) Throughout this prospectus and in your Contract, this charge is referred to as "Asset-Based Charges."

(3) The maximum charge for this rider is shown above. We will determine the charge for this rider each time we declare guaranteed interest rates for the Fixed Account. The charge will be determined by the level of interest rates and our expected costs in providing this rider. Generally, an increase in interest rates will result in a reduction of the Guaranteed Minimum Account Value Rider Charge. Conversely, a decrease in interest rates will generally result in an increase in the Guaranteed Minimum Account Value Rider Charge. The Guaranteed Minimum Account Value Rider Charge for your Capital Protection Fixed Sub-Account will remain the same for the Guarantee Period of the Capital Protection Fixed Sub-Account you select.

(4)  Earnings  Enhancement  Life  Insurance  Rider:  We assess a charge  for the
     Earnings Enhancement Life Insurance Rider which is equal, on an annual basis, to 0.25% of your Variable and Fixed Account Values. Currently, we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract.


FUND CHARGES


     The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2001 or estimated for the year ending December 31, 2002 (as applicable) are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue. The annual expenses of the Funds in the tables below and the Examples which follow them are based on data provided by the respective underlying Trusts. We have not independently verified such data.





                                                                                            TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)     MAXIMUM 12b-1 FEES)
- ----                         --------------  ------  --------------  --------------     -----------------

                                           FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS
(Series II Shares):
  AIM V.I. Government
    Securities Fund..........     0.50%      0.25%      0.58%            1.33%             1.33%
  AIM V.I. Core Equity Fund (1)   0.61       0.25       0.21             1.07              1.07
  AIM V.I. International Growth
    Fund (1).................     0.73       0.25       0.32             1.30              1.30
  AIM V.I. Premier Equity Fund(1) 0.60       0.25       0.25             1.10              1.10
THE ALGER AMERICAN FUND:
  Alger American MidCap
    Growth Portfolio.........     0.80       N/A       0.08             0.88               0.88
  Alger American Income &
    Growth Portfolio.........     0.625      N/A       0.095            0.72               0.72
  Alger American Small
    Capitalization Portfolio.     0.85       N/A       0.07             0.92               0.92
FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
(Class IB Shares):
  International
    Portfolio                     0.37(2)    0.25       0.98             1.60(3)           2.33
   Small Cap Growth
    Portfolio                     0.00(2)    0.25       0.98             1.23(3)           3.77
   Technology Portfolio           0.00(2)    0.25       0.98             1.23(3)           2.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.: (4)
  INVESCO VIF - Growth Fund..     0.85       N/A        0.67(5)          1.52(5)           2.32
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07              1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06              1.06
  INVESCO VIF-Technology Fund     0.75       N/A        0.32             1.07              1.07
MFS(R) VARIABLE INSURANCE TRUST(SM)
 (Initial Class):
  MFS Investors Trust Series.     0.75       N/A        0.15             0.90(6)           0.90
  MFS High Income Series.....     0.75       N/A        0.16(7)          0.91(6)           1.01
  MFS Research Series........     0.75       N/A        0.15             0.90(6)           0.90
  MFS Total Return Series....     0.75       N/A        0.14             0.89(6)           0.89
  MFS Capital Opportunities
    Series...................     0.75       N/A        0.16(7)          0.91(6)           0.96
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Global Value Equity Portfolio   0.67       N/A        0.48             1.15              1.28(8)
  Mid Cap Value Portfolio.....    0.70       N/A        0.35             1.05              1.10(8)
  Value Portfolio.............    0.47       N/A        0.38             0.85              0.93(8)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
  Oppenheimer Bond Fund/VA....    0.72       N/A        0.05             0.77              0.77
  Oppenheimer Capital
    Appreciation Fund/VA......    0.64       N/A        0.04             0.68              0.68
  Oppenheimer Main Street Small Cap
    Fund/VA..................     0.75       N/A        0.30             1.05              1.05
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund*.(9)  0.38        0 (10)    0.17             0.55              1.51
  Money Market Fund(9)........    0.48        N/A       0.17             0.65              1.30
  Nasdaq-100 Index(R) Fund** (9)  0.80        0 (10)    0.05             0.85              1.66
  All-Cap Growth Fund (9).....    0.99        0 (10)    0.11             1.10              2.03
VAN KAMPEN LIFE INVESTMENT TRUST,
(Class II Shares):
  LIT Growth and Income Portfolio 0.60       0.25       0.15             1.00               1.00
  LIT Emerging Growth Portfolio   0.70       0.25       0.06             1.01               1.01



(1) Effective May 1, 2002 the following Fund names will change: AIM V.I. Growth and Income Fund becomes AIM V.I. Core Equity Fund, AIM V.I. International Equity Fund becomes AIM V.I. International Growth Fund, and AIM V.I. Value Fund becomes AIM V.I. Premier Equity Fund.

(2) Management fees before waivers are 1.10%, 0.70% and 0.70% respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. Other Expenses for the year ended December 31, 2001, before reimbursement, for the Small Cap Growth Portfolio and the Technology Portfolio were 2.82% and 1.79%, respectively.

(3) Certain service providers have contractually agreed to waive management fees or otherwise pay other expenses until December 31, 2002, so that the total operating expenses do not exceed 1.60%, 1.23% and 1.23%, respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2002.

(4) The Fund's actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement.

(5) Certain expenses of the Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's other expenses and total annual expenses for the year ended December 31, 2001 would have been 1.47% and 2.32%, respectively of the Fund's average net assets.

(6) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal 0.89% for the Investors Trust Series; 0.90% for the High Income Series; 0.89% for the Research Series; 0.88% for the Total Return Series and 0.90% for the Capital Opportunities Series.

(7) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: High Income Series - 0.15% and Capital Opportunities Series - 0.15%. These contractual fee arrangements will continue until May 1, 2003 with the consent of the board of trustees which oversees the series. Without this reimbursement the "Other Expenses" would be 0.26% for the High Income Series and 0.21% for the Capital Opportunities Series.

(8) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.48%, and 1.28% with respect to the Global Value Equity Portfolio; 0.75%, 0.35% and 1.10% with respect to the Mid Cap Value Portfolio; and 0.55%, 0.38% and 0.93% with respect to the Value Portfolio.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver of reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; 0.65%, 0%, 0.65% and 1.30% with respect to the Money
     Market Fund; 0.85%, 0.25%, 0.56% and 1.66% with respect to the Nasdaq-100 Index(R) Fund and 1.10%, 0.25%, 0.68% and 2.03% with respect to the All-Cap Growth Fund.

(10) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES



                                                                                           TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)     MAXIMUM 12b-1 FEES)
- ----                         --------------  ------  --------------  --------------   -----------------

                                               SECTORSELECTOR (SM) SERIES

AIM VARIABLE INSURANCE FUNDS
(Series II Shares):
  AIM V.I. International Growth
   Fund (1)..................     0.73       0.25       0.32             1.30                1.30
  AIM V.I. Global Utilities
    Fund.....................     0.65       0.25       0.42             1.32                1.32
  AIM V.I. New Technology Fund..  0.81       0.15(2)    0.49             1.45 (2)            1.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.(3):
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07                1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06                1.06
  INVESCO VIF- Technology Fund    0.75       N/A        0.32             1.07                1.07
  INVESCO VIF-Telecommunications
    Fund ...................      0.75      N/A         0.34              1.09                1.09
MFS(R) VARIABLE INSURANCE TRUST SM)(Service Class):
  MFS High Income Series.....     0.75       0.25       0.16(5)           1.16(4)            1.26
  MFS Utilities Series.......     0.75       0.25       0.18              1.18(4)            1.18
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Van Kampen UIF Active International
   Allocation Portfolio .......   0.27(6)    N/A        0.88(6)           1.15               1.68(6)
  Van Kampen UIF U.S. Real
   Estate Portfolio...........    0.75(6)    N/A        0.35(6)           1.10               1.15(6)
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 (Service Shares):
  Oppenheimer Bond Fund/VA....    0.72       0.25       0.05              1.02               1.02
  Oppenheimer Global Securities
    Fund/VA ------------------    0.64       0.25(7)    0.06              0.95(7)             0.95
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund* (9)..0.38        0(8)      0.17              0.55               1.51
  Money Market Fund (9) ......    0.48        N/A       0.17              0.65               1.30
RYDEX VARIABLE TRUST:
  Rydex VT Technology Fund.....   0.85%       N/A       1.49              2.34               2.34
  Rydex VT Financial Services
   Fund ........................  0.85%       N/A       1.34              2.19               2.19
  Rydex VT Health Care Fund       0.85        N/A       1.38              2.23               2.23
  Rydex VT Leisure Fund           0.85        N/A       1.13              1.98               1.98
  Rydex VT Consumer Products Fund 0.85        N/A       1.22              2.07               2.07
  Rydex VT Retailing Fund         0.85        N/A       1.39              2.24               2.24
  Rydex VT Energy Fund            0.85        N/A       1.20              2.05               2.05
  Rydex VT Energy Services Fund   0.85        N/A       1.21              2.06               2.06
  Rydex VT Transportation Fund    0.85        N/A       1.31              2.16               2.16
  Rydex VT Basic Materials Fund   0.85        N/A       1.10              1.95               1.95
  Rydex VT Precious Metals Fund   0.75        N/A       1.43              2.18               2.18
  Rydex VT Telecommunications
   Fund ........................  0.85        N/A       1.40              2.25               2.25



(1) Effective May 1, 2002 the name of the AIM V.I. International Equity Fund will change to AIM V.I. International Growth Fund.

(2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Total Annual Expenses to 1.45%. Prior to reimbursement, the Rule 12b-1 fee would have been .25%.

(3) The Fund's actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangements.

(4) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses (after fee waivers and reimbursements, as applicable)" would be lower, and would be estimated to be: 1.15% for High Income Series and 1.17% for Utilities Series.

(5) MFS has contractually agreed, subject to reimbursement, to bear the High Income series' expenses such that "Other Expenses (after reimbursements, as applicable) do not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. If this agreement had not been in place, "Other Expenses" for the High Income Series would have been 0.26%.

(6) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.88% and 1.68% with respect to the Active International Allocation Portfolio and 0.80%, 0.35%, and 1.15% with respect to the U.S. Real Estate Portfolio.

(7) Effective May 1, 2002 the distribution and/or service fees were changed from 0.15% to 0.25%. For the year ended December 31, 2001, the "Rule 12b-1 Fees" and "Total Annual Expenses" were 0.15% and 0.85% respectively.

(8) A Rule 12b-1 Plan (the "Plan") has been adopted by the S&P500 Equity Index Fund pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; and 0.65%, 0%, 0.65% and 1.30% with respect to the Money Market Fund.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


EXAMPLES

     The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and expense reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts.


     You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year; however, we currently do not assess the Transfer Charge. See "Transfer Charge."

     The assumed 5% annual rate of return is hypothetical. You should not consider it to be representative of past or future annual returns; both may be greater or less than this assumed rate.


     The examples shown reflect 12b-1 fees where such fees are currently imposed. To the extent that a Fund has adopted a Rule 12b-1 plan but no 12b-1 payments were made in the year 2001 and none are anticipated to be made in 2002, the expense examples do not reflect such fees. If such fees were imposed the expense numbers would be higher than those currently shown below.


     The examples reflect the charges for the following optional riders (which is the most expensive way to purchase the Contract): Enhanced Guaranteed Minimum Income Benefit Rider, the maximum charge for the Guaranteed Minimum Account Value Rider, Enhanced Guaranteed Minimum Death Benefit, Accidental Death Benefit Rider, and Earnings Enhancement Death Benefit Rider. Your expenses would be less than the expenses in the examples if you purchase none or fewer than all of the optional riders.

     You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above regardless of whether you surrender or annuitize your Contract at the end of each time period.




FUND                                                                     TIME PERIODS
- -----                                                       -----------------------------------
                                                               1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                                               -------  -------  ------- ---------

FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund                                44      134     224      455
AIM V.I. Core Equity Fund                                          42      126     212      433
AIM V.I. International Equity Fund                                 44      133     223      452
AIM V.I. Premier Equity Fund                                       42      127     213      435
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                             40      120     203      416
Alger American Income & Growth Portfolio                           38      116     195      402
Alger American Small Capitalization Portfolio                      40      122     205      420
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
International Portfolio                                            47      142     237      477
Small Cap Growth Portfolio                                         43      131     219      446
Technology Portfolio                                               43      131     219      446
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                                          46      139     233      470
INVESCO VIF - Financial Services Fund                              42      126     212      433
INVESCO VIF - Health Sciences Fund                                 42      126     211      432
INVESCO VIF - Technology Fund                                      42      126     212      433
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class):
MFS Investors Trust Series                                         40      121     204      418
MFS High Income Series                                             40      121     204      419
MFS Research Series                                                40      121     204      418
MFS Total Return Series                                            40      121     203      417
MFS Capital Opportunities Series                                   40      121     204      419
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                           39      117     197      406
Oppenheimer Capital Appreciation Fund/VA                           38      114     193      398
Oppenheimer Main Street Small Cap Fund/VA                          41      125     211      431
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                          36      111     187      387
Money Market Fund                                                  37      114     192      396
Nasdaq-100 Index(R)Fund                                            39      119     201      413
All-Cap Growth Fund                                                42      127     213      435
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                                      42      128     216      439
Mid Cap Value Portfolio                                            41      125     211      431
Value Portfolio                                                    39      119     201      413
VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
LIT Growth and Income Portfolio                                    41      124     208      426
LIT Emerging Growth Portfolio                                      41      124     209      427

SECTORSELECTOR (SM) SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. International Growth Fund                                 44      133     223      452
AIM V.I. Global Utilities Fund                                     44      133     224      454
AIM V.I. New Technology Fund                                       46      137     230      465
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Financial Services Fund                              42      126     212      433
INVESCO VIF - Health Sciences Fund                                 42      126     211      432
INVESCO VIF - Technology Fund                                      42      126     212      433
INVESCO VIF - Telecommunications Fund                              42      127     213      434
MFS(R) VARIABLE INSURANCE TRUST (Service Class):
MFS High Income Series                                             43      129     216      440
MFS Utilities Series                                               43      129     217      442
OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Shares):
Oppenheimer Bond Fund/VA                                           41      125     209      428
Oppenheimer Global Securities Fund/VA                              40      122     206      422
RYDEX VARIABLE TRUST:
Rydex VT Technology Fund                                           55      163     270      535
Rydex VT Financial Services Fund                                   53      159     264      523
Rydex VT Health Care Fund                                          53      160     266      526
Rydex VT Leisure Fund                                              51      153     254      507
Rydex VT Consumer Products Fund                                    52      155     258      514
Rydex VT Retailing Fund                                            54      160     266      527
Rydex VT Energy Fund                                               52      155     257      513
Rydex VT Energy Services Fund                                      52      155     258      513
Rydex VT Transportation Fund                                       53      158     262      521
Rydex VT Basic Materials Fund                                      51      152     253      505
Rydex VT Precious Metals Fund                                      53      158     263      523
Rydex VT Telecommunications Fund                                   54      160     266      528
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                          36      111     187      387
Money Market Fund                                                  37      114     192      396
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Van Kampen UIF Active International Allocation Portfolio            42      128     216      439
Van Kampen UIF U.S. Real Estate Portfolio                          42      127     213      435

THERE IS AN ACCUMULATION UNIT VALUE HISTORY (CONDENSED FINANCIAL INFORMATION) CONTAINED IN APPENDIX G PERTAINING TO FOUNDATION SERIES SUB-ACCOUNTS.

==============================================================================
1.  WHAT ARE THE CONTRACTS?
==============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.


     Under the terms of the Contract, we promise to pay you income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before you purchase since the tax- qualified retirement plan itself provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract.


     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits. Expenses for a Contract with no surrender charges may have higher Asset-Based Charges than contracts with surrender charges.


YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." See "Variable Sub-Account Investment Options." We offer two series of Variable Sub-Account Investment Options. One series is called Foundation. The other series is called SectorSelector(SM). All Contracts issued before May 1, 2002 invest in the Foundation Series. You may only invest in one of these two series of Variable Sub-Accounts under your Contract, but not both. In addition, once selected you may not make transfers from one series to the other series. Both series may not be available through all distributors.


     We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Options." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." For Contracts issued on or after May 1, 2002, we currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. See Appendix F for Contracts purchased before May 1, 2002. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment." The Fixed Account and/or certain Guarantee Periods may not be available in your state.

     We also offer you six optional riders for an additional charge - the Guaranteed Minimum Income Benefit Rider ("GMIB"), the Enhanced Guaranteed Minimum Income Benefit Rider ("Enhanced GMIB"), the Guaranteed Minimum Account Value Rider ("GMAV"), the Guaranteed Minimum Death Benefit Rider ("Enhanced GMDB"), the Accidental Death Benefit Rider ("ADB"), and the Earnings Enhancement Death Benefit Rider ("EEDB"). In addition, as an alternative to the EEDB, you can select the Earnings Enhancement Life Insurance Rider ("EELR"). We do not currently deduct the charge for the EELR rider from your Contract. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?", "What Are My Investment Options?," and "Does the Contract Have A Death Benefit?"


TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

     -    From one Variable Sub-Account to another Variable Sub- Account;

     -    From a Fixed Sub-Account to a Variable Sub-Account; or

     -    From a Variable Sub-Account to a Fixed Sub-Account.


     If you are investing in the SectorSelector(SM) Series, currently you may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the Money Market Sub-Account.


==============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
==============================================================================

YOUR CHOICES

     You have several choices to make concerning your income payments. First, you choose the Income Date when you want income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. If you do not select an Income Date, the Income Date will be the first calendar month following the Annuitant's 95th birthday. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

     The available income plans are (the descriptions of the plans assume you are the Annuitant):

     - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, then we will only make one payment.

     - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period. If you die during the period certain elected, the Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

     - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If both you and the second person die after the first payment and before the second payment, then we will make only one payment.

     - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select (which may be from 5 to 30 years). However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period. The Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

     - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any single premium annuity we offer on the Income Date for which you and the Annuitant are eligible.

     There may be adverse tax consequences if you make a partial withdrawal during the Income Phase.

     See Appendix F for Contracts issued before May 1, 2002.

INCOME PAYMENT AMOUNTS

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and period certain (if any), and if applicable upon the age and sex of a second person you designate. The rates we apply will never be lower than the Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.


     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%. If you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Account Value on that date in one sum.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     The GMIB riders are optional riders that ensure, if you satisfy a rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. We offer two such riders. You may choose either the GMIB or the Enhanced GMIB; you may not choose both under the same Contract. Each rider is described in the following paragraphs.

     Guaranteed Minimum Income Benefit Rider ("GMIB"). Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular income plan and frequency of payment, we determine the GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule to the greater of: (a) the Highest Anniversary Value (described below), or (b) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any Market Value Adjustment incurred) reduces Account Value.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. On the Income Date, we will calculate an anniversary value for each Contract Anniversary on or before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB Rider. An anniversary value for a Contract Anniversary equals:


     -    the Account Value on that Contract Anniversary;

     - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

     - reduced by the proportion that any withdrawal taken since that Contract Anniversary (including applicable Market Value Adjustments) reduces Account Value.


     Enhanced GMIB. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the Enhanced GMIB. For a particular Income Plan and frequency of payment, we determine the Enhanced GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Contract Schedule to the greatest of (a) the Roll-Up Benefit Value,
(b) the Highest Anniversary Value, or (c) 100% of the sum of all purchase payments made under the Contract reduced proportionately by the amount that any prior withdrawal (including any Market Value Adjustment incurred) reduces the Account Value.

     We then compare the Enhanced GMIB to what we would pay you if you had not elected the Enhanced GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value for the Enhanced GMIB Rider is determined in the same manner as it is for the GMIB Rider. The Roll-Up Benefit Value is calculated as follows:


     - On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment.


     - Thereafter, we calculate a new Roll-Up Benefit Value for the each Valuation Period by:

          (1) adding interest at the effective annual interest rate of 5% to the immediately preceding Roll-Up Benefit Value, but not after the Owner attains age 80,

          (2) adding the dollar amount of any additional purchase payments paid during the Valuation Period,

          (3) making a reduction for any withdrawals (including any Market Value Adjustment incurred) taken during the Valuation Period. The reduction will be made on a dollar-for-dollar basis (i.e. each dollar withdrawal results in a corresponding dollar reduction in the Roll-Up Benefit Value) as long as the sum of your withdrawals in a Contract Year is 5% or less of the Roll-Up Benefit Value on the most recent Contract Anniversary. Once you take a withdrawal that causes the sum of your withdrawals in that Contract Year to exceed 5% of the Roll-Up Benefit Value on the most recent Contract Anniversary, the reduction for the amount in excess of 5% will be made in proportion to the reduction in the Account Value that results from the withdrawal amount in excess of 5%.

     If you purchased your Contract before May 1, 2002, see Appendix F regarding the calculation of the Roll-Up Benefit Value.

     We show examples of how both GMIB riders work in Appendix D.

     FURTHER INFORMATION ABOUT THE GMIB RIDERS. The remaining information in this Section applies to both GMIB riders except as indicated.

     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue a GMIB rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The following conditions apply:

     - The surviving spouse must elect to continue the Contract instead of electing to receive distribution of the death benefits.

     - For purposes of determining the "Effective Date" provision in the rider, the Effective Date is the Valuation Date the new Owner elects to continue the rider (when the election is received at our Customer Service Center).

     - For purposes of determining the Highest Anniversary Value and the sum of all purchase payments made under the Contract for the GMIB calculation, we initially set both these values to equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider.

     - The calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

     - As to the Enhanced GMIB Rider only, for purposes of determining the Roll-Up Benefit Value we initially set it equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

     All of the other terms and conditions of the riders will continue as before the new Owner elected to continue the rider.

     WHEN MAY YOU ELECT INCOME PAYMENTS UNDER THE GMIB RIDERS? You may take income payments using the GMIB Rider on any Contract Anniversary, or the thirty-day period that follows a Contract Anniversary, only after (a) the Annuitant has attained age 60, and (b) the Contract has been in effect (i) for seven years for the GMIB Rider, and (ii) for ten years for the Enhanced GMIB Rider.

     If you have elected a GMIB rider but you do not meet the conditions shown above as of the Income Date, then all income payments going forward will be calculated with out regard to the GMIB rider.

     INCOME PLANS AVAILABLE WITH THE GMIB RIDERS. You may elect to use the GMIB riders with the following Income Plans in your Contract:


     -    Income Plan 1. Fixed Life Annuity;

     -    Income Plan 2. Fixed Life Annuity with 10 Years Certain; and

     -    Income Plan 3. Fixed Joint and Last Survivor Annuity.

     You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB riders.

     TERMINATION OF THE GMIB RIDERS. The GMIB Riders will terminate on the date of the first of the following events:

     o    the Contract is surrendered;

     o the death of the Owner if the Contract or the GMIB Rider is not continued under the Contract Continuation Option;

     o the death of the surviving spouse if the Contract or the GMIB Rider is continued under the Contract Continuation Option; and

     o on or after the Income Date, if an Income Plan not eligible under this benefit is elected or income payments cease for any reason.


     OTHER GMIB TERMS AND CONDITIONS

     -    A GMIB must be purchased at time of application;

     - The Annuitant must be age 80 or younger at the time your Contract is issued;

     - A GMIB rider may be terminated by the Owner only under limited circumstances. Charges for a GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

     - If there are multiple Owners, we will use the age of the oldest Owner to determine any benefits.

     - If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as the Owner to determine any benefits and will use the Annuitant's age in determining such benefits.

     IMPORTANT CONSIDERATIONS REGARDING THE GMIB RIDERS. While a GMIB rider does provide a guaranteed minimum amount of income, a GMIB RIDER MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB riders completely and analyze them thoroughly before you purchase a GMIB rider.

     - A GMIB rider does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

     - Once purchased, the GMIB may be terminated by the Owner only under limited circumstances. See "Termination of the GMIB Riders" above. Before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under a GMIB rider using the applicable Monthly Income Rate per $1,000, the GMIB rider charges will still be assessed.

     - The GMIB rider in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

     -    The GMIB riders may not be approved in all states.


==============================================================================
3.  HOW DO I PURCHASE A CONTRACT?
==============================================================================

INITIAL PURCHASE PAYMENT

     You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 90 years old on the Contract Date. We require a minimum initial purchase payment of $15,000.

ISSUANCE OF A CONTRACT


     Once we receive your initial purchase payment and your completed application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you or your registered representative to get the necessary information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. In some cases we can issue a Contract without receiving a signed application. In those cases, we will send an "Application/Confirmation" form with the issued Contract, and ask you to sign and return it to us to verify the terms of the Contract. Your Contract Date will be the date we issue your Contract at our Customer Service Center. We reserve the right to reject any application and/or purchase payment.


FREE LOOK RIGHT TO CANCEL YOUR CONTRACT


     During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we may have deducted on or before the date we receive your returned Contract at our Customer Service Center. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charges we have deducted, or your purchase payments less any withdrawals previously taken. Where required by law to refund the purchase payments less withdrawals, we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options?"


MAKING ADDITIONAL PURCHASE PAYMENTS


     At any time before the Income Date, you may make additional purchase payments of $250 or more. A lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center. You may make additional purchase payments for as little as $100 under EFT (Electronic Funds Transfer).

     We will accept additional purchase payments as shown below:


======================       =================================================
CONTRACT TYPE                       RESTRICTIONS ON ACCEPTANCE OF
                                    ADDITIONAL PURCHASE PAYMENTS
- ----------------------     -------------------------------------------------

Non-Qualified                Accepted until the earlier of the year in which
Contract                     you or the Annuitant attains age 90.
- ----------------------     -------------------------------------------------
Qualified                    Accepted until the year in which you attain age
Contract                     90, except for annual contributions to a
                             traditional IRA which are accepted until the year
                             in which you attain age 701/2.
======================       =================================================

     We reserve the right to reject any additional purchase payments.

     You must obtain our prior approval before you make a purchase payment that causes the cumulative purchase payments for all annuities that you maintain with us to exceed $1,000,000. In such cases, we reserve the right to apply certain limitations and/or restrictions on the Contract as conditions to our acceptance, including limiting the Free Withdrawal Amount or the Death Benefit under the Contract and restricting Sub-Accounts that will be available to you. Other limitations and/or restrictions may apply.


     We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we received it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     We may require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if required by law to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purpose under the Contract.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS


     Through the Variable Sub-Accounts, you can invest in specific Funds. You may invest in either the Foundation Series of Funds or the SectorSelector(SM) Series of Funds. You must choose one series of Funds or the other; you may not invest in both series under the same Contract. In addition, once selected you may not make transfers from one series to the other series. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.


     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust or Fund. You should read the Trusts' or Fund's prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust or Fund prospectuses with your Contract.

     The following Funds are available under the Contract:




                                                           FOUNDATION SERIES


        AIM VARIABLE INSURANCE FUNDS (Series II Shares)

        AIM V.I. Government Securities Fund
        AIM V.I. Core Equity Fund (formerly AIM V.I. Growth and Income Fund) AIM V.I. International Growth Fund (formerly AIM V.I. International
             Equity Fund)
        AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)

          Adviser: A I M Advisors, Inc.

        THE ALGER AMERICAN FUND

        Alger American Mid-Cap Growth Portfolio
        Alger American Income & Growth Portfolio
        Alger American Small Capitalization Portfolio

          Adviser: Fred Alger Management, Inc.

        FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

        Small Cap Growth Portfolio
        Technology Portfolio
        International Portfolio

          Adviser: U.S. Bancorp Asset Management, Inc. Clay Finlay Inc. is the sub-adviser for the International Portfolio.

        INVESCO VARIABLE INVESTMENT FUNDS, INC.

        INVESCO VIF - Financial Services Fund
        INVESCO VIF - Growth Fund (formerly INVESCO VIF-Blue Chip Growth Fund) INVESCO VIF - Health Sciences Fund INVESCO VIF - Technology Fund

          Adviser: INVESCO Funds Group, Inc.

        MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

        MFS Investors Trust Series
        MFS High Income Series
        MFS Research Series
        MFS Total Return Series
        MFS Capital Opportunities Series

          Adviser: MFS Investment Management(R)

        OPPENHEIMER VARIABLE ACCOUNT FUNDS

        Oppenheimer Bond Fund/VA
        Oppenheimer Capital Appreciation Fund/VA
        Oppenheimer Main Street Small Cap Fund/VA

          Adviser: OppenheimerFunds, Inc.

        SAGE LIFE INVESTMENT TRUST

        S&P 500 Equity Index Fund
        Money Market Fund
        Nasdaq - 100 Index(R) Fund
        All-Cap Growth Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

        Global Value Equity  Portfolio
        Mid Cap Value Portfolio
        Value Portfolio

          Adviser: Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen.


       VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

       LIT Growth and Income Portfolio
       LIT Emerging Growth Portfolio


          Adviser: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.




SECTORSELECTOR(SM) SERIES

     If you are investing in SectorSelector(SM) Series, you currently may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the Money Market Sub-Account.

AIM VARIABLE INSURANCE FUNDS (Series II Shares):

        AIM V.I. Global Utilities Fund
        AIM V.I. International Growth Fund
        AIM V.I. New Technology Fund

          Adviser: A I M Advisors, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

       INVESCO VIF Financial Services Fund
       INVESCO VIF Health Sciences Fund
       INVESCO VIF Technology Fund
       INVESCO VIF Telecommunications Fund

          Adviser: INVESCO Funds Group, Inc.

MFS (R) VARIABLE INSURANCE TRUST (Service Class):

       MFS High Income Series
       MFS Utilities Series

          Adviser: MFS Investment Management(R)

OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Class):

       Oppenheimer Bond Fund/VA
       Oppenheimer Global Securities Fund/VA

          Adviser: OppenheimerFunds, Inc.


RYDEX VARIABLE TRUST:

       Rydex VT Technology Fund
       Rydex VT Financial Services Fund
       Rydex VT Health Care Fund
       Rydex VT Leisure Fund
       Rydex VT Consumer Products Fund
       Rydex VT Retailing Fund
       Rydex VT Energy Fund
       Rydex VT Energy Services Fund
       Rydex VT Transportation Fund
       Rydex VT Basic Materials Fund
       Rydex VT Precious Metals Fund
       Rydex VT Telecommunications Fund

          Adviser: Rydex Global Advisors

SAGE LIFE INVESTMENT TRUST:
      S&P 500 Equity Index Fund
      Money Market Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors sub-advises the S&P 500 Equity Index Fund. Conning Asset Management Company sub-advises the Money Market Fund.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

      Van Kampen UIF Active International Allocation Portfolio
      Van Kampen UIF U.S. Real Estate Portfolio

          Adviser: Morgan Stanley Asset Management, Inc., which does business in certain instances using the name Van Kampen.



     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors.

FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub- Account, we apply the Guaranteed Interest Rate then in effect. We may establish "DCA Fixed Sub-Accounts" for our Dollar-Cost Averaging Program.

     HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, AT THE TIME WE DECLARE GUARANTEED INTEREST RATES, OUR GUARANTEED INTEREST RATES WILL NEVER BE LESS THAN 2.25% LESS THAN THE BENCHMARK RATE PER YEAR, BUT NEVER LESS THAN OR EQUAL TO 0%. (IF YOU PURCHASED YOUR CONTRACT BEFORE MAY 1, 2002, OR RESIDE IN CERTAIN STATES, SEE APPENDIX F REGARDING THE GUARANTEED MINIMUM INTEREST RATE). YOUR GUARANTEED INTEREST RATES MAY DIFFER FROM THE DESCRIPTIONS ABOVE BECAUSE OF THE REQUIREMENTS OF THE STATE WHERE WE ISSUED YOUR CONTRACT. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

     BENCHMARK RATE. The Benchmark Rate is based on the United States Treasury STRIPS yields provided to us by an independent pricing service of our choice as of the date we declare interest rates. "STRIPS" is an acronym for Separate
Trading of Registered Interest and Principal of Securities and are the most common type of Zero Coupon Bond offered by the United States Treasury. The applicable term (length of time from issuance to maturity) of the STRIPS is the same as the duration of the Guarantee Period. If no STRIPS are available for such term, strips of the next shortest term are used. If the United States Treasury discontinues offering any of the applicable certificates of indebtedness upon which STRIPS are based, or if there is any disruption in the market for STRIPS that would have an impact on our ability to obtain market valuations for such instruments, we will substitute a comparable Benchmark Rate.


     GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. If you purchased your Contract before May 1, 2002, or reside in certain states, certain Guarantee Periods are not available. See Appendix F. We may offer different Guarantee Periods and may discontinue offering certain Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

     - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

     - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires (but not beyond your Income
          Date).

     - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

     - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

     - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

     Ordinarily:

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

     We will apply a Market Value Adjustment as follows:

     - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

     - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

     - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account or amount surrendered. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                                N/365
                             [(1+I)/(1+J+.0025)]       - 1

     Where:

     I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

     J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

     N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     The Fixed Account may not be available in your state. Contact our Customer Service Center for availability.


     Examples of how the Market Value Adjustment works are shown in Appendix B.

     GUARANTEED MINIMUM ACCOUNT VALUE RIDER (GMAV Rider). The GMAV Rider guarantees that if the GMAV Rider is in force on the Expiration Date of the Capital Protection Fixed Sub-Account you selected (or the next Valuation Date if the Expiration Date is not a Valuation Date) and if the Account Value of your Contract is less than the Guaranteed Minimum Account Value, then we will automatically credit your Account Value to equal the Guaranteed Minimum Account Value. This credit will be allocated to the Money Market Sub-Account unless you request otherwise.

     Capital Protection Fixed Sub-Account: The GMAV Rider is currently available with three different options reflecting the duration you choose. The several durations available are known as Capital Protection Fixed Sub-Accounts and are sub-accounts of our Fixed Account. The Capital Protection Fixed Sub-Account's beginning date is the date the GMAV Rider becomes effective. Currently, we offer 5, 7 and 10 year Capital Protection Fixed Sub- Accounts. We may add additional Capital Protection Fixed Sub-Accounts or may discontinue offering one or more in the future. On the effective date of the GMAV Rider, we require that you allocate:

     o at least 65% of your Account Value to the 5 year Capital Protection Fixed Sub-Account;

     o at least 50% of your Account Value to the 7 year Capital Protection Fixed Sub-Account; or

     o at least 30% of your Account Value to the 10 year Capital Protection Fixed Sub-Account.

     You may allocate the portion of your Account Value not allocated to the Capital Protection Fixed Sub-Account among the available Fixed and/or Variable Sub-Accounts at your discretion.

     Guaranteed Minimum Account Value: For purposes of this benefit, the Guaranteed Minimum Account Value is equal to:

     o    the Account Value on the effective date of the GMAV Rider;

     o reduced proportionately for any withdrawals from the Contract (including any market value adjustment incurred) made on or after the effective date of the GMAV Rider and before the expiration date of the Capital Protection Fixed Sub-Account you selected.

Termination of the GMAV Rider:

     The GMAV Rider terminates on the earliest of the following occurrences:

     1.   The Expiration Date of the Capital Protection Fixed Sub-Account;

     2.   You surrender your Contract;

     3. The death of an Owner if the Contract is not continued under the Contract Continuation Option; and

     4.   The Income Date.

     It is possible that you could pay for the GMAV Rider for one or more years and not receive the benefits if certain events occur before the Expiration Date of the Capital Protection Fixed Sub-Account.

Important Considerations Regarding the GMAV Rider:

     o The GMAV Rider provides a guaranteed minimum account value if the terms and conditions of the rider are met. The GMAV Rider is most appropriate for investors with low risk tolerance. You should understand the GMAV Rider completely and analyze it thoroughly before purchasing the benefit.

     o As with other aspects of your Contract, you should consult your qualified financial adviser in evaluating the GMAV Rider.

Terms and Conditions of the GMAV Rider:

     o While the GMAV Rider is in force, you cannot change the Capital Protection Fixed Sub- Account.

     o We reserve the right to restrict additional purchase payments under the Contract while the GMAV Rider is in force. Currently, we do not permit you to make additional purchase payments under your Contract while the GMAV Rider is in force.

     o You cannot transfer Account Value from the Capital Protection Fixed Sub-Account.

     o While the GMAV Rider is in force, we reserve the right to restrict transfers between a Fixed Sub-Account and a Variable Sub-Account and between Fixed Sub-Accounts.

     o You cannot have more than one Capital Protection Fixed Sub-Account in force with your Contract at any one time.

     o If you request a withdrawal, we will make the withdrawal proportionately from the Capital Protection Fixed Sub-Account and any other Sub-Accounts in which you are invested. A Market Value Adjustment may apply.

     o The GMAV Rider may not be approved in your state. Contact our Customer Service Center regarding availability.


TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to make transfers is restricted until the Free Look Period ends. See "Purchase Payment Allocations." The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account before its Expiration Date ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     In addition, we reserve the right to restrict transfers:

     - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

     - if the transfer results in more than one trade involving the same Sub-Account in a 30-day period; or

     - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).


     If you are investing in the SectorSelector(SM) Series, currently you may make only one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts and the Money Market Sub-Account.


     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub- Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     TELEPHONE  TRANSACTIONS.  You  may  request  transfers  or  withdrawals  by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and
(c) posting a Contract transaction history on our website which you may access at any time.


     THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made third parties holding the right to make transfers on behalf of multiple parties, we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

     DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

     Once elected, dollar-cost averaging remains in effect until:

     -    the Income Date;

     -    you surrender the Contract;

     - the value of the Sub-Account from which transfers are being made is depleted; or

     -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     ASSET ALLOCATION PROGRAM. An optional asset allocation program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account.

     Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix on a calendar quarter basis to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed. The transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.


VALUES UNDER YOUR CONTRACT

     ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

     -    the performance of the Variable Sub-Accounts you have selected;

     -    interest credited on amounts you allocated to the Fixed Account;

     -    any additional purchase payments; and

     -    charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, less any applicable Purchase Payment Tax Charge.

     VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period for which the value is being determined.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) and then subtracting (c) where:

     (a)  is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

     (c)  is the daily Asset-Based Charge.

     The net investment factor may be more or less than, or equal to, one.

     FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

     - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

     -    interest at the Guaranteed Interest Rate; MINUS

     -    any transfers from the Sub-Account; MINUS

     -    any withdrawals from the Sub-Account; and MINUS

     -    any charges allocated to the Sub-Account.

     We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

==============================================================================
5. WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

     SERVICES AND BENEFITS WE PROVIDE INCLUDE:

     - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

     -    the death benefit paid on the death of the Owner;

     -    the available  investment options,  including  dollar-cost  averaging,
          asset  allocation,   automatic  portfolio  rebalancing,   IRA  partial
          withdrawal programs, and systematic partial withdrawal programs;

     -    administration of the income plans available under the Contracts; and

     -    the distribution of various reports to Owners.

     COSTS AND EXPENSES WE INCUR INCLUDE:

     - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

     -    sales and marketing expenses; and

     -    other costs of doing business.

     RISKS WE ASSUME INCLUDE:

     - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

     - that the amount of the death benefit will be greater than Account Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may also deduct a charge for taxes. See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

     -    the size of a group;

     -    the total amount of purchase payments to be received from a group;

     -    the purposes for which the Contracts are purchased;

     -    the nature of a group for which the Contracts are purchased; and

     -    any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.


SURRENDER CHARGE

     None! There are no surrender charges under the Contracts.

ANNUAL ADMINISTRATION CHARGE

     None! There are no annual administration charges under the Contracts.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. The maximum charges are:

                                             ANNUAL             DAILY
                                             CHARGE             CHARGE
                                             ------             ------
                                              1.55%             .004279%

     We do not assess these charges against any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.


OPTIONAL RIDER CHARGES

     We will deduct an additional charge if you purchase one or more of the optional riders. The charges for the riders are calculated as a percentage of the Account Value on the date of deduction. On the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase, the charge is deducted in proportion to the Sub-Accounts in which you are invested. You may request the termination of the ADB and the Enhanced GMDB at any time during the Accumulation Phase. Once terminated, charges for an optional rider are no longer assessed. If a surviving spouse elects to continue the Contract following the death of the original Owner, the surviving spouse may elect not to continue any riders, and no rider charges would therefore be assessed. The charges for each of the riders are as follows:

Guaranteed Minimum Income Benefit Rider: 0.20% annually, 0.0166% monthly

Enhanced Guaranteed Minimum Income Benefit Rider: 0.35% annually, 0.0291% monthly

Guaranteed Minimum Account Value Rider: (maximum charge) 0.55% annually, 0.0458% monthly

     The maximum charge for the GMAV Rider is shown. We will determine the current charge for the GMAV Rider each time we declare guaranteed interest rates for the Fixed Sub-Accounts. The charge for your GMAV rider will be shown in your Contract Schedule and will remain the same for the Guarantee Period of your Capital Protection Fixed Sub-Account. We reserve the right to assess different charges for different Capital Protection Fixed Sub-Accounts.

Earnings Enhancement Death Benefit Rider: 0.25% annually, 0.0208% monthly

Enhanced Guaranteed Minimum Death Benefit Rider: 0.20% annually, 0.0166% monthly

Accidental Death Benefit Rider: 0.05% annually, 0.0041% monthly.

Earnings Enhancement Life Insurance Rider ("EELR" Rider):

     The charge for this rider is 0.25% annually, 0.0208% monthly of your Fixed and Variable Account Values. The charge is calculated on the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase. Unlike the other optional benefit riders, currently we do not deduct this charge from your Contract. The charge for this Rider must be paid for through funds outside your Contract (electronically in United States currency through a United States financial institution). If payment of the charge for this rider is not received when due, a Grace Period of 31 days will be allowed for you to pay the charge. We will send you a notice at the start of the Grace Period at your last known address. The Grace Period will end 31 days after we mail the notice, at which time this rider will terminate without value. See "Does the Contract Have a Death Benefit? - Optional Earnings Enhancement Life Insurance Rider."


FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 2.25%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. New broker-dealers or those who meet certain productivity and profitability standards may be eligible for additional compensation.

==============================================================================
6. HOW WILL MY CONTRACT BE TAXED?
==============================================================================

     THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


INTRODUCTION

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS


     NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code (the "Code"), the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.


     WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non- Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

     - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

     - We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

     -    made on or after the taxpayer reaches age 59 1/2;

     -    made on or after the death of an Owner;

     -    attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

     -    from purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply. However, the EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay income tax on the death benefit paid under the EELR Rider.

     Certain optional death benefits (see "Optional Rider Death Benefits") may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.


     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

     - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP").

     - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

     -    Roth  IRA  --   allows   eligible   individuals   to  make   after-tax
          contributions with no tax on qualifying distributions.

     CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.


     TAX PENALTY ON CERTAIN WITHDRAWALS. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after you reach age 59 1/2;

     (2)  paid after you die;

     (3) paid if you become totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

     (5)  paid for certain allowable medical expenses (as defined in the Code);

     (6)  paid on account of an IRS levy upon the qualified Contract;

     (7)  paid from an IRA for medical insurance (as defined in the Code);

     (8)  paid from an IRA for qualified higher education expenses; or

     (9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined by the Code).

     We have provided a more complete discussion in the Statement of Additional Information.


     TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     DEATH BENEFITS. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the Accumulation Phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain optional death benefits which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAs) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

==============================================================================
7. HOW DO I ACCESS MY MONEY?
==============================================================================

     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub- Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

     - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

     - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The IRS has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.


     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

     - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     - the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

==============================================================================
8. HOW IS CONTRACT PERFORMANCE PRESENTED?
==============================================================================

     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven- day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN


     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits (the least expensive way to buy the Contract) and we also show standard performance that reflects the charges for the optional benefits (the most expensive way to buy the Contract).


     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.


     We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.


PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

==============================================================================
9. DOES THE CONTRACT HAVE A DEATH BENEFIT?
==============================================================================


     Your Contract provides a death benefit for your Beneficiary if you die before the Income Date. You may purchase up to three optional death benefit riders. In addition, you may purchase an Earnings Enhancement Life Insurance Rider ("EELR") as an alternative to the Earnings Enhancement Death Benefit Rider ("EEDB").

STANDARD DEATH BENEFIT


     If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greater of:

     - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business
          Day); or

     - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawals (including any Market Value Adjustment incurred) reduced Account Value.

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request and have paid the death benefit. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue ("Contract Continuation Option"), in which case we will continue the Contract subject to the following conditions:

     (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

     (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.


     (3) If the optional EELR Rider is in force at the time of the Owner's death, and the spousal Beneficiary elects to continue the Contract as the new Owner, he or she may elect to have some or all of this rider's benefit applied to the Contract as an additional purchase payment.


     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the death benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     Unless transferred to the Fixed Account, the death benefit in the Variable Account remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary. If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant as the death of an Owner and the distribution of the death benefit as described above will be administered as if the Beneficiary was the new Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.


OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

OPTIONAL RIDER BENEFITS

     You may also purchase up to three additional, optional death benefit riders: the Accidental Death Benefit Rider, the Enhanced Guaranteed Minimum Death Benefit Rider, and the Earnings Enhancement Death Benefit Rider. In addition, you may purchase the Earnings Enhancement Life Insurance Rider as an alternative to the Earnings Enhancement Death Benefit Rider. As to each of the Riders, they may be purchased only at the time of Contract application. We will pay the benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of death of the Owner, or of the Annuitant if the Owner is not a natural person. One or more of the riders may not be available in all states. Please take advantage of the guidance of a qualified financial adviser in evaluating each of the optional benefit riders, as well as all other aspects of the Contract. See the riders for the specific terms and conditions of each benefit.

OPTIONAL ACCIDENTAL DEATH BENEFIT RIDER ("ADB Rider")

     The ADB Rider provides that, under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:


     -    the purchase payments made; MINUS

     - any withdrawals (including any Market Value Adjustment incurred), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day).


     The maximum benefit is $250,000. If you purchased your Contract with an ADB Rider prior to May 1, 2002, see Appendix F for the maximum benefit applicable to your Contract.


     To qualify for this benefit, the Owner's death must occur:

     (1)  before the first Contract  Anniversary after the Owner attains age 80;
          and

     (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.


     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. You may terminate the ADB Rider at any time by notifying our Customer Service Center.



     THE OPTIONAL ADB RIDER IS NOT AVAILABLE FOR IRA, ROTH IRA AND SIMPLE IRA CONTRACTS.

OPTIONAL ENHANCED GUARANTEED MINIMUM DEATH BENEFIT RIDER ("Enhanced GMDB Rider")

     You may enhance the Contract's standard basic death benefit by purchasing the optional Enhanced GMDB Rider. You must be age 79 or younger at the time the Contract is issued. The Enhanced GMDB Rider may provide a higher death benefit than the standard death benefit described above. The Enhanced GMDB provides that the death benefit calculation will include the Highest Anniversary Value in the calculation of the Contract Death Benefit.


     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death excluding, however, Contract Anniversaries that come after the Owner attains age 85. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

     If the Contract is continued under the Contract Continuation Option, the calculation of the Highest Anniversary Value will exclude all anniversary values for Contract anniversaries prior to the date the surviving spouse becomes the new Owner.


Important Considerations Regarding the Enhanced GMDB Rider

     - The Enhanced GMDB rider does not guarantee that any amounts under the rider will become payable upon death. Market increases resulting in your Account Value at death being greater than the Enhanced GMDB will result in no Enhanced GMDB being payable.

     - You may terminate the Enhanced GMDB Rider at any time by notifying our Customer Service Center.

OPTIONAL EARNINGS ENHANCEMENT DEATH BENEFIT RIDER ("EEDB RIDER")

     You may enhance the Contract's standard death benefit by purchasing the optional EEDB Rider (sometimes referred to in marketing materials as "Protection Plus"). The EEDB Rider may provide an additional death benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

     a)   is your Account Value on the date of calculation;

     b)   is the Net Purchase Amount; and

     c) is the Benefit Rate (the Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 80).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make, and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Earnings Enhancement Death Benefit will not exceed the Maximum Benefit Amount. That amount is your benefit rate (40% or 25%, as the case may be) times 250% for issue ages 0-69 or 100% for issue ages 70-80, times the difference between the Net Purchase Amount and any purchase payments made in the 12 months before the Covered Person's death. You must be age 80 or younger at the time the Contract is issued.


     PLEASE NOTE THAT IF YOUR ACCOUNT VALUE HAS DECLINED SUCH THAT IT IS EQUAL TO OR LESS THAN THE NET PURCHASE AMOUNT, NO EARNINGS ENHANCEMENT DEATH BENEFIT WILL BE PAYABLE.

     We show examples of the EEDB Rider in Appendix E.


     Important Considerations Regarding the EEDB Rider

     - No amount is payable if you die after the Income Date or after you surrender the Contract.


     - The EEDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Earnings Enhancement Death Benefit being payable.

     - Under this Rider, if the investment performance of the Funds are such as would result in a standard death benefit that is sufficient for your needs, the charges for this Rider will still be assessed.

EARNINGS ENHANCEMENT LIFE INSURANCE RIDER ("EELR Rider")

     As an alternative to the EEDB Rider, you may also supplement the Contract's standard death benefit by purchasing the optional EELR Rider (sometimes referred to in the marketing materials as "Protection Plus Life"). The EELR Rider may provide an additional life insurance benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Life Insurance benefit in the same way as we determine the Earnings Enhancement Death Benefit described above.

Important Considerations Regarding the EELR Rider:

     - The EELR Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no EELR Rider benefit being payable.

     - No benefit is payable if you die after the Income Date or after you surrender the Contract.

     - The EELR Rider only provides a benefit upon death. There is no cash value benefit available.

     - If the Owner dies by suicide within two years from the effective date of the rider, then no benefit will be paid.

     - If the monthly charge for the EELR Rider is not paid when due, a 31 day Grace Period will be allowed to pay the charge. The Grace Period will end 31 days after notice is sent to your last known address by the Company. If payment is not made by the end of the Grace Period, the rider will terminate without any benefit being payable. If death occurs during the Grace Period, the rider benefit will be payable less any EELR Rider charges owed to us.

     - The EELR Rider may not be available in your state. Contact our Customer Service Center regarding availability.



     Important Distinctions Between the EEDB Rider and the EELR Rider. You should fully understand the features of the EEDB Rider and EELR Rider and analyze them thoroughly before you purchase either rider. THESE BENEFITS MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

     - The benefit paid under the EEDB Rider will be subject to Federal income taxation as earnings on the Contract.

     - The EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay Federal income taxes on the death benefit paid under the rider.

     - The charge for the EEDB Rider is a percentage of your Account Value and is deducted from your Account Value.

     - We currently require that you pay the charge for the EELR Rider electronically in United States currency through a United States financial institution. In other words, this charge must be paid for through funds outside of your Contract. We will initiate the processing of the electronic funds transfer on the Calculation Date. The Calculation Date is the Contract Date and each corresponding monthly date thereafter, or the next following Valuation Date if that date is not a Valuation Date. The charge will be deducted from the designated account on that date or on the next day on which your financial institution is processing electronic fund payments. We reserve the right to provide either alternate or additional methods of payment in the future.


Other Considerations Concerning Optional Death Benefit and Life Insurance Riders

     o If there are joint Owners, we will use the age of the oldest Owner to determine the applicable death benefit. Any applicable death benefit will be payable on the first death to occur.

     o If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

     RIDER CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue any or all of these optional death benefit or life insurance riders. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Valuation Date we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age.

     ACCIDENTAL DEATH BENEFIT RIDER. The ADB Rider's initial benefit will be set equal to the beginning Account Value on the Business Day on which the new Owner elects to continue this rider. If the benefit payable is due to the accidental death of the original Owner, no further benefit is payable for accidental death within 180 days of the original Owner's death or accidental death arising from the same accident which resulted from the original Owner's death.

     EARNINGS ENHANCEMENT DEATH BENEFIT AND EARNINGS ENHANCEMENT LIFE INSURANCE RIDERS. For purposes of determining the Net Purchase Amount, it is initially set equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit or allow any person other than the Owner to exercise any rights under the Contract. We will accept one of the following items:

     1.   An original certified copy of an official death certificate; or

     2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3.   Any other proof satisfactory to us.

     See "How Will My Contract Be Taxed?" for further discussion of the tax treatment of death benefits.


==============================================================================
10. WHAT OTHER INFORMATION SHOULD I KNOW?
==============================================================================

PARTIES TO THE CONTRACT

     THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

     THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

     If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

     If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

     THE BENEFICIARY - Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

     One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

     You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

     CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

     THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

     When permitted by applicable law, we may modify the Contracts as follows:

     -    deregister the Variable Account under the 1940 Act;

     - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

     - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

     - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

     -    combine the Variable Account with other separate accounts; and

     -    combine a Variable Sub-Account with another Variable Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS


     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of The Sage Variable Annuity Account A at December 31, 2001 and for each of the two years in the period then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


LEGAL PROCEEDINGS

     Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS


     Audited financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2001.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2001, 2000 and 1999 and for each of the three years in the period ended December 31, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.


==============================================================================
11. HOW CAN I MAKE INQUIRIES?
==============================================================================

     You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

==============================================================================
12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
==============================================================================


HISTORY AND BUSINESS


General

     Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has applied to the New York Insurance Department for an insurance license.

     We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of the preferred stock it acquired for the common stock. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

     SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

     Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

     We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

     Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

     Our initial marketing focus has been to distribute our products through banks and financial planning companies and regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

     The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA"- (Very Strong) by Fitch Ratings. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of our ratings were downgraded from their current levels, sales of our products and our relationships with distributors could be adversely affected.

Competition

     We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

     At December 31, 2001, we had 65 salaried employees. Many of these employees also perform duties for affiliated companies.


SELECTED FINANCIAL DATA

     The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2001 presentation.

                                                  2001            2000           1999            1998            1997
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
        Statement of Operations Data:
        Revenues:
           Net investment income              $  2,108,497     $ 1,888,172    $ 1,290,196    $  1,243,522    $    989,494
           Realized capital gains                   14,088               -              -             -                 -
           Administrative service fees              39,260          49,940         37,671             -                 -
           Contract charges and fees               108,986           3,979            861             -                 -
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total revenues                    2,270,831       1,942,091      1,328,728     1,243,522           989,494

        Benefits and expenses:
            Contract owner benefits              1,078,918         490,964              -             -                 -
            Acquisition expenses             (      50,182)              -              -             -                 -
            Goodwill amortization expense          217,378         234,468        234,468       548,818           325,406
            General   and    administrative      8,303,361       5,969,108      5,521,186     1,263,678         1,015,874
            expenses
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total benefits and expenses       9,549,475       6,694,540      5,755,654     1,812,496         1,341,280
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------

        Loss   before   cumulative   effect     (7,278,644)     (4,752,449)    (4,426,926)     (568,974)         (351,786)
        adjustment

        Cumulative effect adjustment for
           change                                        -               -     (4,269,488)            -                 -
           in accounting for development
           costs
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
                Net loss                      $ (7,278,644)   $ (4,752,449)    $(8,696,414)   $ (568,974)     $   (351,786)
                                                (4,752,449)
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Written Premiums  (1)
               Gross
                                              $68,900,272     $  21,109,921    $ 79,942       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============
               Net
                                              $28,930,652     $   7,003,766    $ 75,742       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Balance Sheet Data:
        Total Assets                          $114,237,585    $ 54,726,227    $31,736,580     $36,542,531     $ 36,688,739


                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Liabilities                     $ 82,330,012    $   22,209,130  $   233,435    $     70,474      $  3,486,311
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Stockholder's Equity            $ 31,907,573    $ 32,517,097    $31,503,145    $36,472,057     $ 33,202,428
                                             ================ ============== ============== =============== ===============

(1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

     Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from contract owners are flat fees assessed on each contract's anniversary date. Accordingly, they vary according to the number of contracts in force during the course of the year.

     Net investment income includes interest earned on separate account assets allocated to options in the fixed account by contract owners. The increases in net investment income and contract owner benefits reflect the increase in total separate account assets supporting the options in the fixed account.

     Before June 30, 2000, we sold a limited number of contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Although premiums continue to show significant growth, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

     The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 65 at December 31, 2001 as compared to 38 at December 31, 2000, and 24 at December 31, 1999.

     We do not currently reflect the benefits of deferred federal income taxes in our results.


Liquidity and Capital Resources

     Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and the funding of our daily operations. Our cash needs have been met primarily through capital contributions from Sage Life Holdings, as well as through interest income on the invested assets of the general account.

     We expect that our cash needs will continue in order to support our underwriting and marketing activities. Our ultimate parent, Sage Group, a publicly traded South African financial services group, has stated that our operations are of key strategic importance to Sage Group's business plans and that they intend to take the actions necessary to meet our liquidity needs. Sage Group is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs other than through capital issues in foreign currency. Sage Group's current ability to issue stock outside of South Africa has been hindered by a recent devaluation of the South African rand relative to the United States dollar and a decrease in their stock price reflective of a general decline of financial services stocks in South Africa. Sage Group is actively exploring a variety of alternatives for providing for our current and future cash needs, including by issuing new capital to strategic investors of Sage Life Holdings and/or its affiliates or through the issuance of new Sage Group capital in the international markets. Sage Group and its affiliates are currently engaging in discussions with potential strategic investors and providers of such capital. However, there can be no assurance that Sage Group will be successful in these efforts, as Sage Group has not yet finalized negotiations with any strategic investor.

     Our future marketing efforts and results of operations could be adversely affected if Sage Life Holdings and/or its affiliates are unable to raise additional funding for us. Based on our business expansion plans, Sage Life Holdings and/or its affiliates will require outside financing towards the end of the first quarter of 2003 to enable us to maintain the minimum $25,000,000 capital and surplus requirements stipulated in the terms of the Preferred Stock Agreement with Swiss Re. Under the Preferred Stock Purchase Agreement, as amended, we are required to maintain statutory-basis capital and surplus of at least $25,000,000. Should our statutory-basis capital and surplus fall below $25,000,000, and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval, each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. Should this occur, there can be no assurance that our current business strategy will be maintained. In addition, we have made a commitment to the Michigan Insurance Department to maintain statutory capital and surplus of at least $25,000,000.

     With regard to contract owners, our obligation under their contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the contracts to which they relate, are not chargeable with any of our other liabilities.


Reinsurance

     In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement we cede a significant portion of our variable business to Swiss Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

     In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks

     Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

     The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.


Critical Accounting Policies

     We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance agreement, and unearned revenue over the life of our contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2001, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of contracts in force. Assumptions about future experience have not been revised.

Investments

     Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

     We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

     We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

     In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

     Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

     Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

     On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, our total adjusted capital exceeded RBC requirements.

     Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.

Directors and Executive Officers of the Company

     The following are the Directors and Executive Officers of the Company:


                                Position with Sage, Year of
          Name, Age                      Election                     Other Principal Positions for Past Five Years
------------------------------ ------------------------------ ---------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------------------------------------------

Ronald S. Scowby, 63           Director, January 1997         Chairman and Trustee,  Sage Life Investment  Trust,  July 1998
                               to December 2001; Chairman,    to September 2001;  President,  Chief Executive Officer,  Sage
                               February 1998 to December      Life  Assurance  of America  Inc.,  January  1997 to  February
                               2001                           1998;  Director,  President,  Chief  Executive  Officer,  Sage
                                                              Management  Services (USA),  Inc., June 1996 to December 1999;
                                                              Owner, Sheldon Scowby Resources July 1995 to June 1996

Robin I. Marsden, 36           Director,   January  1997  to  President and Trustee,  Sage Life Investment  Trust, July 1998
                               present;  President and Chief  to present;  Director,  Sage Distributors,  Inc., January 1998
                               Executive  Officer,  February  to August 2001 and February 2002 to present;  President,  Sage
                               1998 to present                Distributors,   Inc.  February  2002  to  present;   Director,
                                                              January  1997  to  present,   President  and  Chief  Executive
                                                              Officer,  February  1998 to  present,  Sage  Insurance  Group,
                                                              Inc.;  Chief Investment  Officer and Chief Financial  Officer,
                                                              Sage Life Holdings, Ltd., November 1994 to January 1998

H. Louis Shill, 71             Director, January 1997         Chairman,  Sage Life Assurance of America,  Inc.  January 1997
                               to present; Chairman           to  February  1998;  Chairman,  Sage  Insurance  Group,  Inc.,
                               December 2001 to present       January  1997  to  present;  Founder,   Chairman,  Sage  Group
                                                              Limited, 1965 to present

Paul C. Meyer, 49              Director,   January  1997  to  Partner, Clifford Chance Rogers & Wells, 1986 to present present


Richard D. Starr, 57           Director,   January  1997  to  Chairman and Chief Executive Officer,  Financial  Institutions
                               present                        Group,  Inc.,  October  1978 to  present;  Vice  Chairman  and
                                                              Director, ABN Amro Financial Services, Inc.

Dr. Meyer Feldberg, 60         Director,   January  2000  to  Dean/Professor,   Columbia   University   Graduate  School  of
                               present                        Business,  July 1989 to present;  Chairman and Director,  Sage
                                                              Life  Assurance  Company  of New  York;  Director  of  Revlon,
                                                              Inc., Federated Department Stores,  Primedia, and Paine-Webber
                                                              Mutual Funds

John A. Benning, 67            Director,   April   2000   to  Senior Vice President and General Counsel,  Liberty  Financial
                               present                        Companies,  1986 to 2000;  Director  of ICI  Mutual  Insurance
                                                              Company and T.T. International U.S.A. Feeder Trust

Mitchell R. Katcher, 48        Director, December 1997 to      Vice President, Sage Life Investment Trust, July 1998  to
                               present; Senior Executive       present; Director, Sage Distributors, Inc., January 1998 to
                               Vice President and Chief        August 2001; Treasurer, July 1997 to present, Senior
                               Actuary May 1997 to present;    Executive Vice President, December 1997 to present, Sage
                               Chief Financial Officer, May    Insurance Group, Inc.
                               1997 to October 2000



Lincoln B. Yersin, 38          Executive  Vice  President  -  President,  Sage  Distributors,  September  2000  to  present;
                               Marketing,   National   Sales  Executive Vice President,  Sage Insurance Group,  Inc. January
                               Manager,    May    1999    to  2001  to  February   2002;   President,   AmSouth   Investment
                               February 2002                  Services,  Inc., June 1993 to May 1999; Senior Vice President,
                                                              AmSouth Bancorporation, June 1993 to May 1999


Jeffrey C. Gordon, 40          Senior Vice President and      Senior  Vice  President  and  Chief  Financial  Officer,  Sage
                               Chief Financial Officer,       Insurance   Group  Inc.,   October  2000  to  present;   Chief
                               October 2000 to present        Financial  Officer and  Treasurer,  Sage  Distributors,  Inc.,
                                                              February  2002  to  present;  Controller,  Frontier  Insurance
                                                              Group,  Inc.,  January 1999 to September 2000; Senior Manager,
                                                              Ernst & Young LLP, January 1988 to December 1998


Nancy F. Brunetti, 39          Executive Vice President and   Executive  Vice  President and Chief  Administrative  Officer,
                               Chief Administrative           Sage   Insurance   Group  Inc.,   January   2001  to  present;
                               Officer, January 2001 to       Consultant,  NFB  Consulting,  January 2000 to December  2000;
                               present                        Executive Vice President and Chief Operating Officer,  January
                                                              1998 to December 1999 and Senior Vice  President  January 1996
                                                              to December 1997, American Skandia Life Assurance Corporation

     All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.

 Executive Compensation

     The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                      Other Annual            All Other
        Name and Principal Position           Year        Salary        Bonus         Compensation(1)      Compensation(2)
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  Robin I. Marsden                            2001     $390,750     $108,800       $  17,850           $  132,179
  (Chief Executive Officer)                   2000      354,750      100,000          17,850              119,399
                                              1999      322,500      150,000          16,800               38,018

  Ronald S. Scowby (3)                        2001     $       -     $       -      $     -             $    -
  (Former Chairman, President                 2000             -       75,000             -                56,538
    and CEO)                                  1999      354,167       200,000         16,800               42,484

  Mitchell R. Katcher                         2001     $318,750      $150,000       $  17,850           $   20,535
  (Senior Executive Vice                      2000      293,750       137,500          17,850               17,824
    President and Chief Actuary)              1999      268,750       150,000          16,800               30,456

  Lincoln Yersin(4)                           2001     $199,750      $150,000        $ 17,850           $    3,124
  (Former Executive Vice President            2000      186,250       150,000          13,300               47,191
     Marketing and National Sales
     Manager)                                 1999      116,667       100,000              -               124,692

  Jeffrey C. Gordon                           2001     $ 205,250     $ 40,000        $  4,525           $  100,229
  (Senior Vice President and
     Chief Financial Officer)

  Nancy F. Brunetti                           2001     $ 279,500     $ 34,375            -              $   31,000
  (Executive Vice President and
      Chief Administrative Officer)

(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers: Mr. Marsden: 2001, $23,179 - contribution to non-qualified retirement plan, $109,000 - deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399 - contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

     Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company.

     Mr. Katcher: 2001, $20,535 - contribution to non-qualified retirement plan; 2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

     Mr. Yersin: 2001, $3,124 - contribution to non-qualified retirement plan; 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576
     - moving expenses.

     Mr. Gordon: 2001, $43,750 - recruitment bonus, $4,528 - contribution to non-qualified retirement plan; $51,951 - moving expenses.

     Ms. Brunetti: 2001, $25,000 - recruitment bonus, $6,000 - commuter allowance.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

(4)  Mr. Yersin's employment with the Company terminated February 27, 2002.


Employment Contracts

     Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts.

     The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

     Mr. Gordon and SIGI are parties to an agreement dated September 11, 2000. The agreement provides for Mr. Gordon's title and duties with SIGI and the Company, sets forth his initial annual remuneration, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Mr. Gordon is eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provides that he is eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provides that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2001, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002. In addition, in the event of a "change of control," if Mr. Gordon is terminated, or if he elects to terminate his employment, he will be entitled to receive his basic salary and benefits for a further twelve months, and will be entitled to a pro-rata bonus for the period up to such termination based on his prior year's bonus. Ordinary vesting under any benefit or incentive plan arising in this twelve-month period will also continue. The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

     Effective December 5, 2001, Mr. Scowby resigned as director and chairman of Sage Life and prior to resigning was paid $12,833 per month for these services. In addition, he was paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2001 was $27,093. He was also provided with certain retirement benefits and was eligible to participate in a long-term incentive plan to be established by SIGI.

Certain Relationships and Related Transactions

     Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance Rogers & Wells. Since 1997, the Company has retained Clifford Chance Rogers & Wells, and its predecessor firm, Rogers & Wells, to provide legal counseling to the Company.



                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                              FINANCIAL STATEMENTS

SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

New York, NY
March 15, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
ASSETS

Investments:

  Fixed maturity securities available for sale..............  $ 13,652,254    $ 14,660,769

  Equity securities available for sale......................     1,097,000              --
                                                              ------------    ------------

Total investments...........................................    14,749,254      14,660,769

Cash and cash equivalents...................................     9,383,386       9,949,167

Accrued investment income...................................       272,954         243,111

Receivable from affiliates..................................     1,081,710       1,700,014

Deferred federal income taxes...............................            --         146,530

Reinsurance receivables.....................................       746,661         290,302

Deferred acquisition costs..................................     2,569,876         327,720

Goodwill....................................................     5,776,300       5,993,678

Other assets................................................       774,863         103,761

Separate account assets.....................................    78,882,581      21,311,175
                                                              ------------    ------------

Total assets................................................  $114,237,585    $ 54,726,227
                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred gain from modified coinsurance agreement.........  $  1,283,790    $    318,028

  Unearned revenue..........................................         6,024             901

  Deferred federal income taxes.............................        60,807              --

  Accrued expenses and other liabilities....................     2,096,810         579,026

  Separate account liabilities..............................    78,882,581      21,311,175
                                                              ------------    ------------

Total liabilities...........................................    82,330,012      22,209,130

Stockholder's equity:

  Common stock, $2,500 par value, 1,000 shares authorized,
     issued and outstanding.................................     2,500,000       2,500,000

  Additional paid-in capital................................    50,937,804      44,671,161

  Deficit...................................................   (21,648,267)    (14,369,623)

  Accumulated other comprehensive gain (loss)...............       118,036        (284,441)
                                                              ------------    ------------

Total stockholder's equity..................................    31,907,573      32,517,097
                                                              ------------    ------------

Total liabilities and stockholder's equity..................  $114,237,585    $ 54,726,227
                                                              ============    ============

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
REVENUES
  Net investment income.....................................  $ 2,108,497    $ 1,888,172    $ 1,290,196
  Realized capital gains....................................       14,088             --             --
  Administrative service fees...............................       39,260         49,940         37,671
  Contract charges and fees.................................      108,986          3,979            861
                                                              -----------    -----------    -----------
       Total revenues.......................................    2,270,831      1,942,091      1,328,728
BENEFITS AND EXPENSES
  Contract owner benefits...................................    1,078,918        490,964             --
  Acquisition expenses......................................      (50,182)            --             --
  Goodwill amortization expense.............................      217,378        234,468        234,468
  General and administrative expenses.......................    8,303,361      5,969,108      5,521,186
                                                              -----------    -----------    -----------
       Total benefits and expenses..........................    9,549,475      6,694,540      5,755,654
Loss before cumulative effect adjustment....................   (7,278,644)    (4,752,449)    (4,426,926)
Cumulative effect adjustment for change in accounting for
  development costs.........................................           --             --     (4,269,488)
                                                              -----------    -----------    -----------
       Net loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                ADDITIONAL PAID-                  COMPREHENSIVE
                                 COMMON STOCK      IN CAPITAL        DEFICIT      INCOME (LOSS)      TOTAL
                                 ------------   ----------------   ------------   -------------   -----------
Balances at December 31,
  1998.........................   $2,500,000      $34,875,727      $   (920,760)    $  17,090     $36,472,057
  Net loss.....................           --               --        (8,696,414)           --      (8,696,414)
  Change in unrealized gain on
     investments, net of
     federal income taxes......           --               --                --      (747,867)       (747,867)
                                                                                                  -----------
  Comprehensive loss...........                                                                    (9,444,281)
  Purchase price adjustment....           --         (102,518)               --            --        (102,518)
  Additional capital
     contributions.............           --        4,577,887                --            --       4,577,887
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  1999.........................    2,500,000       39,351,096        (9,617,174)     (730,777)     31,503,145
  Net loss.....................           --               --        (4,752,449)           --      (4,752,449)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       446,336         446,336
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (4,306,113)
  Additional capital
     contributions.............           --        5,320,065                --            --       5,320,065
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2000.........................    2,500,000       44,671,161       (14,369,623)     (284,441)    $32,517,097
  Net loss.....................           --               --        (7,278,644)           --      (7,278,644)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       402,477         402,477
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (6,876,167)
  Additional capital
     contributions.............           --        6,266,643                --            --       6,266,643
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2001.........................   $2,500,000      $50,937,804      $(21,648,267)    $ 118,036     $31,907,573
                                  ==========      ===========      ============     =========     ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
OPERATING ACTIVITIES
  Net loss..................................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Goodwill amortization expense..........................      217,378        234,468        234,468
     Amortization of bond discount/premium..................      109,529        114,223        124,842
     Cumulative effect adjustment for change in accounting
       for development costs................................           --             --      4,269,488
     Realized capital gains.................................      (14,088)            --             --
     Changes in:
       Accrued investment income............................      (29,843)       (16,877)       (22,809)
       Receivable from affiliates...........................      618,304     (1,028,744)      (671,270)
       Unearned revenue.....................................        5,123            901             --
       Reinsurance receivables..............................     (456,359)      (290,302)            --
       Deferred acquisition costs...........................   (2,242,156)      (327,720)            --
       Deferred gain from modified coinsurance agreement....      965,762        318,028             --
       Accrued expenses and other liabilities...............    1,525,082        438,600         78,756
       Other assets.........................................     (680,297)       (94,530)        (4,231)
                                                              -----------    -----------    -----------
Net cash used in operating activities.......................   (7,260,209)    (5,404,402)    (4,687,170)
INVESTING ACTIVITIES
  Purchases of fixed maturity securities....................           --       (453,975)    (4,444,806)
  Proceeds from sales, maturities and repayments of fixed
     maturity securities....................................    1,509,785      2,535,000             --
                                                              -----------    -----------    -----------
Net cash (used in) provided by investing activities.........    1,509,785      2,081,025     (4,444,806)
FINANCING ACTIVITIES
Capital contributions from parent...........................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
Net cash provided by financing activities...................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............     (565,781)     1,996,688     (4,554,089)
Cash and cash equivalents at beginning of year..............    9,949,167      7,952,479     12,506,568
                                                              -----------    -----------    -----------
Cash and cash equivalents at end of year....................  $ 9,383,386    $ 9,949,167    $ 7,952,479
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2001 and 2000 were approximately $68,900,000 and $21,110,000, respectively. Approximately 40% of the gross sales for 2001 and 35% of the separate account assets under management at December 31, 2001 were produced through two broker-dealers. A significant amount of the gross sales for 2000 were produced through one broker-dealer that was subsequently purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on quoted market prices.

Realized gains on the disposal of investments are determined by the specific identification method.

Deferred Acquisition Costs and Sales Inducements

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2001 and 2000, the Company capitalized,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


$2,192,000 and $328,000, net of reinsurance ceded. During 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $45,000 and $95,000, respectively.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2001 and 2000 deferred sales inducements were $604,000 and $16,000, respectively, and are included in other assets in the accompanying balance sheets.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts.

Deferred acquisition costs in the accompanying balance sheets are net of quota share ceded under the Modco Agreement. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the commission received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3% of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

At December 31, 2001 and 2000 the separate account liabilities included approximately $28,521,000 and $17,780,000, respectively, relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return.

CONTRACT LIABILITIES
The Company has no contract liabilities in its general account at December 31, 2001 and 2000. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account.

Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment of goodwill. These current projections support the value of goodwill. Accumulated amortization at December 31, 2001 and 2000 was approximately $1,155,000 and $938,000, respectively.

DEVELOPMENT EXPENSES

Prior to January 1, 1999, costs incurred in the development of the Company's products, systems and distribution channels were classified as development expenses. These development costs were capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,270,000.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SAFS No. 142 is expected to result in a reduction of expenses of approximately $235,000 per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2001 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                               GROSS         GROSS
                                               AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                 COST          GAINS         LOSSES         VALUE
                                              -----------    ----------    ----------    -----------
2001
U.S. Government obligations.................  $ 6,988,499     $ 90,183      $  4,822     $ 7,073,860
Corporate obligations.......................    6,498,015      143,914        63,535       6,578,394
                                              -----------     --------      --------     -----------
                                              $13,486,514     $234,097      $ 68,357     $13,652,254
                                              ===========     ========      ========     ===========
2000
U.S. Government obligations.................  $ 7,075,997     $ 17,991      $159,070     $ 6,934,918
Corporate obligations.......................    8,015,742        9,093       298,984       7,725,851
                                              -----------     --------      --------     -----------
                                              $15,091,739     $ 27,084      $458,054     $14,660,769
                                              ===========     ========      ========     ===========

At December 31, 2001 securities with an amortized cost and fair value of approximately $5,441,000 and $5,492,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2001 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                               AMORTIZED        FAIR
                                                                 COST           VALUE
                                                              -----------    -----------
Due in one year or less.....................................  $   401,030    $   408,562
Due after one year through five years.......................    7,760,333      7,968,515
Due after five years through ten years......................    5,325,151      5,275,177
                                                              -----------    -----------
Total.......................................................  $13,486,514    $13,652,254
                                                              ===========    ===========

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust. At December 31, 2001, the fair value of such securities was $1,097,000.

Investment income by major category of investment is summarized as follows:

                                                                2001          2000          1999
                                                             ----------    ----------    ----------
Fixed maturity securities..................................  $1,874,721    $1,397,699    $  907,068
Cash and cash equivalents..................................     370,075       572,086       461,367
                                                             ----------    ----------    ----------
Total investment income....................................   2,244,796     1,969,785     1,368,435
Investment expenses........................................    (136,299)      (81,613)      (78,239)
                                                             ----------    ----------    ----------
Net investment income......................................  $2,108,497    $1,888,172    $1,290,196
                                                             ==========    ==========    ==========

Proceeds from the sale of fixed maturity securities were $1,510,000 during 2001 resulting in gross realized gains of $14,000.

3. MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. During 2001 and 2000 the Company ceded premiums of approximately $39,970,000 and $14,106,000,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

3. MODIFIED COINSURANCE AGREEMENT (CONTINUED)


respectively. Contract charges and fees for 2001 and 2000 are net of approximately $230,000 and $8,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $123,000 and $30,000 ceded to Swiss Re in 2001 and 2000, respectively.

4. FEDERAL INCOME TAXES

The Company files a separate life insurance company federal income tax return. Beginning in 2002, the Company may be included in the consolidated federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Pre-tax loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
Application of the federal statutory tax rate - 34%......   (2,474,739)    (1,615,833)    (2,956,781)
Change in valuation allowance............................    2,551,734      1,614,188      2,907,523
Other....................................................      (76,995)         1,645         49,258
                                                           -----------    -----------    -----------
Total income tax provision...............................  $        --    $        --    $        --
                                                           ===========    ===========    ===========

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                 2001          2000
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $7,682,789    $5,132,087
  Unrealized loss on depreciation of investments............          --       146,530
  Reserves..................................................     282,527        37,732
  Deferred gain from Modco Agreement........................     436,489       108,130
  Unearned revenue..........................................      82,944        32,447
  Other.....................................................      37,718         7,808
                                                              ----------    ----------
  Total deferred tax assets.................................   8,522,467     5,464,734
Deferred tax liabilities:
  Goodwill..................................................    (378,729)     (304,214)
  Deferred policy acquisition costs.........................    (712,167)     (116,926)
  Unrealized gain on appreciation of investments............     (60,807)           --
  Other.....................................................     (13,093)      (30,319)
                                                              ----------    ----------
Total deferred tax liabilities..............................  (1,164,796)     (451,459)
Valuation allowance for deferred tax assets.................  (7,418,478)   (4,866,745)
                                                              ----------    ----------
Net deferred tax asset (liability)..........................  $  (60,807)   $  146,530
                                                              ==========    ==========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has separate company net operating loss carryforwards of approximately $22,596,000 at December 31, 2001, which expire between 2012 and 2016.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net loss and capital and surplus of the Company are as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Net loss.................................................  $(7,661,509)   $(1,948,877)   $  (389,023)
Capital and surplus......................................   25,367,701     26,505,917     25,973,744

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)


The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, the Company's total adjusted capital exceeded RBC requirements.

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the NAIC, periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2001 and 2000 amounts due from SIGI under this agreement were approximately $1,081,000 and $989,000, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of four investment funds that are available to variable contract owners of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

6. RELATED PARTY TRANSACTIONS (CONTINUED)


Income received from Sage Advisors was approximately $29,000 and $50,000 in 2001 and 2000, respectively. At December 31, 2000, approximately $4,000 was due from Sage Advisors.

During 2001, the Company paid wholesaling allowances of approximately $413,000 to Sage Distributors. These costs were capitalized and are being amortized as acquisition costs.

7. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25,000,000 in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a Preferred Stock Purchase Agreement with Swiss Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25,000,000. Should the Company's statutory-basis capital and surplus fall below $25,000,000 and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in SLHA.

Based on the Company's business plans, SLHA and/or its affiliates will require outside financing towards the end of the first quarter of 2002 to continue to provide for the Company's cash needs in order to maintain statutory-basis capital and surplus at $25,000,000.

8. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $86,000, $78,000 and $70,000 in 2001, 2000 and 1999,
respectively.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                              MARCH 31    JUNE 30    SEPTEMBER 30    DECEMBER 31
                                              --------    -------    ------------    -----------
                                                                (in thousands)
2001
Net investment income.......................  $   608     $  652       $   502         $   346
Total revenues..............................      626        680           536             429
Total benefits and expenses.................    1,999      2,593         2,458           2,499
Net loss....................................   (1,373)    (1,914)       (1,921)         (2,071)
2000
Net investment income.......................  $   349     $  352       $   489         $   698
Total revenues..............................      364        651           159             768
Total benefits and expenses.................    1,878      1,021         2,389           1,405
Net loss....................................   (1,514)      (370)       (2,230)           (638)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

     Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the cover page or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distributions from Non-Qualified Contracts
           Multiple Contracts
           Partial 1035 Exchanges
           Contracts Owned by Other Than Natural Persons
           Tax Treatment of Assignments or Transfer of Ownership Gifting a Contract
           Withdrawals - Investment Adviser Fees
           Income Tax Withholding
           Taxation of Death Benefit Proceeds
           Taxation of Withdrawals - Non-Qualified Contracts Delayed Annuity Payments
           Qualified Contracts
           Qualified Plans
           Tax Treatment of Withdrawals - Qualified Contracts Required Distributions

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Effect of the Annual Administration Charge on Performance Data Use of Indexes
           Other Information

Income Payment Provisions
           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements

==============================================================================
                                   APPENDIX A
==============================================================================


                        MORE INFORMATION ABOUT THE FUNDS


1.   Investment Objectives and Strategies:

     Below are brief descriptions of the investment objective(s) and strategies of each of the Funds available under the Contract. There is no assurance that these objective(s) will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund normally invests at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. government.

     AIM V.I. CORE EQUITY FUND (formerly AIM V.I. Growth and Income Fund). This Fund's primary objective is growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by normally investing at least 80% of its net assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

     AIM V.I.  INTERNATIONAL GROWTH FUND (formerly AIM V.I. International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. PREMIER EQUITY FUND (formerly AIM V.I. Value Fund). The Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. The Fund normally invests at least 80% of its net assets in equity securities.

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. advises The Alger American Fund.

     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

     ALGER AMERICAN  INCOME & GROWTH  PORTFOLIO.  This Fund  primarily  seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

     U.S. Bancorp Asset  Management,  Inc. is the adviser for the First American
Insurance  Portfolios,   Inc.  Clay  Finlay  Inc.  is  the  sub-adviser  to  the
International Portfolio.

     INTERNATIONAL PORTFOLIO. This Fund's investment objective is long- term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies that (a) are domiciled in countries other than the United States, or (b) that derive at least 50% of either their revenue or their pre-tax income from activities outside of the United States.

     SMALL CAP GROWTH PORTFOLIO. This Fund's investment objective is growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index.

     TECHNOLOGY PORTFOLIO. This Fund's investment objective is long-term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of companies which the adviser believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - GROWTH FUND. This Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of foreign companies.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS INVESTORS TRUST SERIES. This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

     MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

     MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

     OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high-quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

     NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the Nasdaq 100. These stocks are selected on the basis of computer-generated statistical data. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market(SM).

     ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. The investment adviser of the Fund will implement this strategy by investing at least 80% of its assets in the common stock of U.S. companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Global Value Equity Portfolio, Mid Cap Value Portfolio and the Value Portfolio.

     GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

     MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

     VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that it believes are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that typically do not pay dividends. The Fund may invest, to a limited extent, in foreign equity securities.


VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

     Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management, Inc., is the adviser for the portfolios of Van Kampen Life Investment Trust.

     LIT GROWTH AND INCOME PORTFOLIO. This Portfolio's investment objective is long-term growth of capital and income. Under normal market conditions, the adviser seeks to achieve the Portfolio's objective by investing primarily in income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Services, Inc.

     LIT EMERGING GROWTH PORTFOLIO. This Portfolio's investment objective is capital appreciation. Under normal market conditions, the adviser seeks to achieve the Portfolios's objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of emerging growth companies. The Portfolio's primary approach is to seek what the adviser believes to be attractive growth opportunities on an individual company basis.


SECTORSELECTOR (SM) Series

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GLOBAL UTILITIES FUND. This Fund's objective is to achieve a high total return. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of domestic and foreign public utility companies.

     AIM V.I.  INTERNATIONAL GROWTH FUND (formerly AIM V.I. International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. NEW TECHNOLOGY FUND. This Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in technology and science companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multi-line), investment and miscellaneous industries (asset managers, brokerage firms, and government sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established healthcare companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of Fund shares may rise or fall rapidly.

     INVESCO VIF - TELECOMMUNICATIONS FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 65% (80% effective July 31, 2002) of its assets in the equity securities of companies that are engaged in the design, development manufacture, distribution, or sale of communications services and equipment, and companies that are involved in supplying equipment or services to such companies. The telecommunications sector includes, but is not limited to, companies that offer telephone services, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access. Normally, the Portfolio will invest primarily in companies located in at least three different countries, although U.S. issuers will often dominate the holdings.

MFS(R) VARIABLE INSURANCE TRUST(SM) (Service Class Shares)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS UTILITIES SERIES. This Fund seeks capital growth and current income (income above that which is available from a portfolio invested entirely in equity securities). The Fund invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER GLOBAL SECURITIES FUND/VA. This Fund seeks long term capital appreciation by investing primarily in securities of growth oriented U.S. and foreign companies, cyclical industries and special situations that are considered to have appreciation possibilities.

RYDEX VARIABLE TRUST

     Rydex Global Advisors serves as investment advisor and manager of the Rydex Variable Trust.

     RYDEX BASIC MATERIALS FUND. This Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies"). The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX CONSUMER PRODUCTS FUND. This Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies"). The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX ENERGY FUND. This Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies"). The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX ENERGY SERVICES FUND. This Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies"). The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX FINANCIAL SERVICES FUND. This Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies"). The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Services Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

     RYDEX HEALTH CARE FUND. This Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies"). The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products and services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX LEISURE FUND. This Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies"). The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods and services in the leisure industries. Leisure companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX PRECIOUS METALS FUND. This Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies"). The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX RETAILING FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing
Companies"). The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TECHNOLOGY FUND. This Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies"). The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TELECOMMUNICATIONS FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communication services or communications equipment ("Telecommunications Companies"). The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TRANSPORTATION FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies"). The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck or bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust.

     SSGA Funds Management, Inc. sub-advises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company sub-advises the Money Market Fund. Eagle Asset Management, Inc. sub-advises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
(VAN KAMPEN)

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Active International Allocation Portfolio and the U.S. Real Estate Portfolio.

     VAN KAMPEN UIF ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO. This fund seeks long-term capital appreciation by investing primarily in countries and sectors comprising the MSCI EAFE Index while emphasizing country and sector selection. In addition, the fund may opportunistically invest in emerging markets.

     VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO. This fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

2.   Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

     . The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

     .    The name, education and experience of the portfolio manager.

     . Investment adviser information which may include, size, assets, and location.

     .    Portfolio holdings.

     . Statistics -- which may include portfolio statistics such as size, assets, and average duration and maturity of the portfolio.

     .    Geographic allocation of portfolios.

     .    Portfolio quality ratings.

     .    Information relating to a relevant benchmark.

     . Identification of portfolios by the investment categories, portfolio sectors or industry groups in which they fall.

3.   Principal Fund Investment Risks:

     Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

     Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

     International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

     Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

     High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

     Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

     Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

     Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

     Equity Index: A portfolio that invests in securities which seek to match a stock market index is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

     Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

     Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

     Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.


==============================================================================
                                   APPENDIX B
==============================================================================

                             MARKET VALUE ADJUSTMENT

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1
Where:

     - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     -    J is the  Index  Rate  for a  maturity  equal  to the  time  remaining
          (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

     - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES


     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, and no prior transfers or withdrawals affecting this Fixed Sub- Account have been made.


CALCULATE THE MARKET VALUE ADJUSTMENT


     1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 (3))


     2.   N = 2,555 (365 x 7)


     3.   Market Value  Adjustment = $109,273 x  {[(1.025)/(1.0375)]  (2555/365)
          -1) = - $8,889

     Therefore,  the amount  paid on full  surrender  is  $100,384  ($109,273  -
$8,889).


Example #2: Surrender  --  Example of a Positive Market Value Adjustment


     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the surrender, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.


CALCULATE THE MARKET VALUE ADJUSTMENT


     1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 (3))


     2.   N = 2,555 (365 x 7)


     3.   Market Value  Adjustment = $109,273 x  {[(1.025)/(1.0175)]  (2555/365)
          -1) = + $5,764

     Therefore,  the amount  paid on full  surrender  is  $115,037  ($109,273  +
$5,764).


Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment


     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.


CALCULATE THE MARKET VALUE ADJUSTMENT


     1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 (3)).


     2.   N = 2,555 (365 x 7)


     3.   Market Value  Adjustment = $100,000 x  {[(1.025)/(1.0375)]  (2555/365)
          -1) = - $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.


Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment


     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.


CALCULATE THE MARKET VALUE ADJUSTMENT


     1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 (3))

     2.   N = 2,555 (365 x 7)


     3.   Market Value Adjustment = $100,000 x {[(1.025)/(1.0175)]  (2555/365) -
          1) = + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725.



==============================================================================
                                   APPENDIX C
==============================================================================

                          DOLLAR-COST AVERAGING PROGRAM

     Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.


     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.



                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
- ---------   -------------   --------------    -------------   -----------------   -------------

 1               24,000             --               --                59                24,059
 2               24,059           1 / 24            1,002              57                23,114
 3               23,114           1 / 23            1,005              55                22,163
 4               22,163           1 / 22            1,007              52                21,208
 5               21,208           1 / 21            1,010              50                20,248
 6               20,248           1 / 20            1,012              47                19,283
 7               19,283           1 / 19            1,015              45                18,313
 8               18,313           1 / 18            1,017              43                17,338
 9               17,338           1 / 17            1,020              40                16,359
10               16,359           1 / 16            1,022              38                15,374
11               15,374           1 / 15            1,025              35                14,385
12               14,385           1 / 14            1,027              33                13,390
13               13,390           1 / 13            1,030              30                12,390
14               12,390           1 / 12            1,033              28                11,386
15               11,386           1 / 11            1,035              26                10,376
16               10,376           1 / 10            1,038              23                 9,362
17                9,362            1 / 9            1,040              21                 8,342
18                8,342            1 / 8            1,043              18                 7,317
19                7,317            1 / 7            1,045              15                 6,287
20                6,287            1 / 6            1,048              13                 5,252
21                5,252            1 / 5            1,050              10                 4,212
22                4,212            1 / 4            1,053               8                 3,167
23                3,167            1 / 3            1,056               5                 2,117
24                2,117            1 / 2            1,058               3                 1,061
25                1,061            1 / 1            1,061              --                   --


NOTE:Column (3) = Column (1) x Column (2) Column (5) = Column  (1)- Column (3) +
     Column (4)


==============================================================================
                                   APPENDIX D
==============================================================================


                       GUARANTEED MINIMUM INCOME BENEFIT RIDERS


     Below are examples of how the GMIBs will work. The examples are purely hypothetical and are for illustrative purposes only. The examples assume the following:

     -    you are a male whose age last birthday is 55;

     -    you purchase a Contract with one of the GMIB riders;


     -    you do not make any additional purchase payments nor any withdrawals;

     - you elect to receive income from the Contract 10 years later, at attained age 65; and


     - you elect a Life Annuity with 10 Year Certain, which is an eligible income plan under one of the GMIB riders.

     - your total purchase payments are $150,000, your Account Value is $200,000, your Highest Anniversary Value ("HAV") is $225,000 and your Roll-Up Benefit Value is $244,334.


Calculate the GMIB:


     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your HAV of $225,000 (because it is higher than total purchase payments and Account Value).

     3.   The GMIB = $929.25 [$4.13 x $225,000 / $1,000].

     Therefore, under this income plan, we guarantee that your monthly income payment will not be less than $929.25.


     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different income plans. In these cases, the GMIB will be different.

Calculate the Enhanced GMIB:


Similarly for the Enhanced GMIB,

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your Roll-Up Benefit Value of $244,334 (because it is higher than total purchase payments, Account Value and HAV).

     3.   The Enhanced GMIB = $1,009.09 [$4.13 x $244,334 / $1,000].


==============================================================================
                                   APPENDIX E
==============================================================================


                     EARNINGS ENHANCEMENT DEATH BENEFIT AND
                  EARNINGS ENHANCEMENT LIFE INSURANCE BENEFIT

     Below are examples of how the Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:


     -    The Owner's age last birthday is 55;

     - The Owner purchases a Contract with the Earnings Enhancement Death Benefit Rider or Earnings Enhancement Life Insurance Rider;

     -    The Owner makes an initial purchase payment of $150,000; and

     - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000 and the Owner dies of natural causes.


Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $200,000 [the greater of (1) and (2)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).


     8. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $20,000 ([.40 x [$200,000 - $150,000] =
          $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $200,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $20,000, for a total payment of $220,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance benefit will be paid directly to the Beneficiary.


Example 2.


     Assume the Account Value is $600,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $600,000 [the greater of (1) and (2)].

Calculate the benefit under Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $150,000 ([.40 x [$600,000 - $150,000] =
          $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $600,000 and the Earnings Enhancement Death Benefit or Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $150,000, for a total payment of $750,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance benefit will be paid directly to the Beneficiary.

Example 3.

     Assume the Account Value is $100,000 and the Owner dies of natural causes.


Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $150,000 [the greater of (1) and (2)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $0 ([.40 x [$100,000 - $150,000] = $0, but
          not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $150,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $0, for a total payment of $150,000.

==============================================================================
                                   APPENDIX F

                      CONTRACTS ISSUED BEFORE MAY 1, 2002
==============================================================================


     The purpose of this Appendix is to describe differences in Contracts and Riders issued before May 1, 2002, and under certain circumstances, in certain states from those described in this Prospectus. Generally, Contracts issued on or after May 1, 2002, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. In this Appendix, we reference the section of this Prospectus where the distinctions apply. Please contact our Customer Service Center to see if these provisions apply to your Contract and Rider(s).


CONTRACTS ISSUED BEFORE MAY 1, 2002

SECTION 1: "WHAT ARE THE CONTRACTS?"

     You are precluded from allocating additional purchase payments to and making transfers into the SectorSelector Series of Variable Sub-Accounts. (This is also true if you purchased a Contract on or after May 1, 2002, and selected the Foundation Series.)

     The 1, 2, 3 and 4 year Guarantee Periods are not available.

SECTION 2:  "WHAT ARE MY INCOME PAYMENT OPTIONS?"

     If you purchased your Contract with the Enhanced GMIB Rider, the Roll-Up Benefit is defined as follows:

     Roll-Up Benefit Value. On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment. Thereafter, we calculate interest on the Roll-Up Benefit Value for the current Valuation Period, but not after the Owner attains age 80, at the effective annual interest rate of 5%. We then add to the Roll-Up Benefit Value the dollar amount of any additional purchase payments paid during the current Valuation Period, and then we reduce the Roll-Up Benefit Value proportionately for withdrawals (including any Market Value Adjustment incurred) taken during the current Valuation Period. The reduction will be made in proportion to the reduction in Account Value that results from a withdrawal. The Roll-Up Benefit Value is subject to a maximum of two times purchase payments, reduced proportionately for any withdrawals (including any associated Market Value Adjustment incurred).

     Income Plans Available with the GMIB Riders: Income Plan 2 - Fixed Life Annuity with 10 or 20 Years Certain is available.

SECTION 4:  "WHAT ARE MY INVESTMENT OPTIONS?"

     Fixed Account Investment  Options.  The Minimum Guaranteed Interest Rate is
3%.

SECTION 9:  "DOES THE CONTRACT HAVE A DEATH BENEFIT?"

     Optional Rider Death Benefits. The maximum Accidental Death Benefit is $100,000.



==============================================================================

                                   APPENDIX G

                            ACCUMULATION UNIT VALUES

==============================================================================

     The following Table includes Accumulation Unit values for the period indicated. This data has been extracted from the Variable Sub-Account's financial statements. This information should be read in conjunction with the Variable Sub-Account's financial statements and related notes which are included in the Statement of Additional Information.

                                                                                        Year or Period
                                                                                        Ended 12/31/01
                                                                                        --------------

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                                $9.88
No. of accumulation units outstanding at end of period ...............                               2,413

AIM V.I. Core Equity Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.88
No. of accumulation units outstanding at end of period ...............                              22,650

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period ......................                               $10.02
Accumulation unit value at end of period ............................                               $10.19
No. of accumulation units outstanding at end of period ...............                                  58

AIM V.I. Premier Equity Fund
Accumulation unit value at beginning of period ......................                                $9.88
Accumulation unit value at end of period ............................                               $10.60
No. of accumulation units outstanding at end of period ...............                               2,366

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.97
Accumulation unit value at end of period ............................                               $11.29
No. of accumulation units outstanding at end of period ...............                                  44

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.89
Accumulation unit value at end of period ............................                               $10.77
No. of accumulation units outstanding at end of period ...............                                  43

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period ......................
Accumulation unit value at end of period ............................                                $9.94
No. of accumulation units outstanding at end of period ...............                                  11
                                                                                                    $43.35
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):

First American International Portfolio
Accumulation unit value at beginning of period ......................                                $9.98
Accumulation unit value at end of period ............................                               $10.20
No. of accumulation units outstanding at end of period ...............                                  44





First American Small Cap Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.90
Accumulation unit value at end of period ............................                               $11.51
No. of accumulation units outstanding at end of period ...............                                  43

First American Technology Portfolio
Accumulation unit value at beginning of period ......................                               $10.09
Accumulation unit value at end of period ............................                               $13.10
No. of accumulation units outstanding at end of period ...............                                  37

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period ......................                               $10.03
Accumulation unit value at end of period ............................                               $12.11
No. of accumulation units outstanding at end of period ...............                                  38

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period ......................                                $9.77
Accumulation unit value at end of period ............................                               $10.72
No. of accumulation units outstanding at end of period ...............                                  43

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.37
No. of accumulation units outstanding at end of period ...............                               1,627

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period ......................                               $10.17
Accumulation unit value at end of period ............................                               $12.50
No. of accumulation units outstanding at end of period ...............                               1,126

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $10.46
No. of accumulation units outstanding at end of period ...............                                  44

MFS High Income Series
Accumulation unit value at beginning of period ......................                               $10.02
Accumulation unit value at end of period ............................                               $10.51
No. of accumulation units outstanding at end of period ...............                               1,092

MFS Research Series
Accumulation unit value at beginning of period ......................                                $9.95
Accumulation unit value at end of period ............................                               $10.82
No. of accumulation units outstanding at end of period ...............                                  43

MFS Total Return Series
Accumulation unit value at beginning of period ......................                                $9.96
Accumulation unit value at end of period ............................                               $10.38





No. of accumulation units outstanding at end of period ...............                               1,058

MFS Capital Opportunities
Accumulation unit value at beginning of period ......................                                $9.91
Accumulation unit value at end of period ............................                               $11.24
No. of accumulation units outstanding at end of period ...............                                  42

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period ......................                                $9.97
Accumulation unit value at end of period ............................                               $10.41
No. of accumulation units outstanding at end of period ...............                                  44

Mid Cap Value Portfolio
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $11.56
No. of accumulation units outstanding at end of period ...............                                  42

Value Portfolio
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.79
No. of accumulation units outstanding at end of period ...............                                  57

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                                $9.72
No. of accumulation units outstanding at end of period ...............                               4,928

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $11.06
No. of accumulation units outstanding at end of period ...............                               3,731

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period ......................                                $9.96
Accumulation unit value at end of period ............................                               $11.46
No. of accumulation units outstanding at end of period ...............                                  43

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.70
No. of accumulation units outstanding at end of period ...............                                  43

Money Market Fund
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                               $10.00
No. of accumulation units outstanding at end of period ...............                              14,922

Nasdaq - 100 Index (R) Fund
Accumulation unit value at beginning of period ......................                               $10.06
Accumulation unit value at end of period ............................                               $12.36
No. of accumulation units outstanding at end of period ...............                                  38

All-Cap Growth Fund
Accumulation unit value at beginning of period ......................                                $9.91
Accumulation unit value at end of period ............................                               $11.50
No. of accumulation units outstanding at end of period ...............                                  41

VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

LIT Growth and Income Portfolio
Accumulation unit value at beginning of period ......................                                $9.90
Accumulation unit value at end of period ............................                               $10.63
No. of accumulation units outstanding at end of period ...............                                 444

LIT Emerging Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.95
Accumulation unit value at end of period ............................                               $10.65
No. of accumulation units outstanding at end of period ...............                                  44




     No Accumulation Unit values are shown for Sub-Accounts investing in the SectorSelector Funds because those Funds were not available under the Contracts until May 1, 2002.



     To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
300 Atlantic Street, 3rd Floor
Stamford, CT  06901

     Please send a Statement of Additional Information to me at the following address:


- --------------------------------------------------------
Name

- --------------------------------------------------------
Address

- --------------------------------------------------------
City/State                                     Zip Code


SFPRO084 10/01




                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2002


        FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY
                                    CONTRACTS

                                   issued by:

         THE SAGE VARIABLE ANNUITY ACCOUNT A AND SAGE LIFE ASSURANCE OF
                                  AMERICA, INC.

                                                Customer Service Center:
                                                P.O. Box 290680
                                                Wethersfield, CT  06129-0680
                                                Telephone: (877) 835-7243
                                                           (Toll Free)

     This Statement of Additional Information expands upon subjects we discussed in the current Prospectus for the Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts (the "Contracts" offered by Sage Life Assurance of America, Inc. ("we," "us," "our," "Sage Life," or the "Company"). You may obtain a copy of the Prospectus dated May 1, 2002 by calling 1-877-835-7243 (Toll Free) or by writing to our Customer Service Center at the above address. You may also obtain a copy of the Prospectus by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The terms we used in the current Prospectus for the Contracts are incorporated into and made a part of this Statement of Additional Information.


        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR
               THE CONTRACTS AND THE PROSPECTUSES FOR THE TRUSTS.



                       Statement of Additional Information

                                Table of Contents

                                                                         Page
                                                                         ----
Assignment..................................................................

Change of Owner, Beneficiary, or Annuitant..................................

Misstatement and Proof of Age, Sex or Survival..............................

Incontestability............................................................

Participation...............................................................

Beneficiary Designation.....................................................

Tax Status of the Contracts.................................................
   Diversification Requirements.............................................
   Owner Control............................................................
   Required Distributions from Non-Qualified Contracts......................
   Multiple Contracts.......................................................
   Partial 1035 Exchanges...................................................
   Contracts Owned by Other Than Natural Persons............................
   Tax Treatment of Assignments or Transfer of Ownership....................
   Gifting a Contract.......................................................
   Withdrawals - Investment Adviser Fees....................................
   Income Tax Withholding...................................................
   Taxation of Death Benefit Proceeds.......................................
   Taxation of Withdrawals - Non-Qualified Contracts........................
   Delayed Annuity Payments.................................................
   Qualified Contracts......................................................
   Qualified Plans..........................................................
   Tax Treatment of Withdrawals - Qualified Contracts.......................
   Required Distributions...................................................

Calculation of Historical Performance Data..................................
   Money Market Sub-Account Yields..........................................
   Other Variable Sub-Account Yields........................................
   Average Annual Total Returns.............................................
   Other Total Returns......................................................
   Use of Indexes...........................................................
   Other Information........................................................

Income Payment Provisions...................................................
   Amount of Fixed Income Payments..........................................
   Amount of Variable Income Payments.......................................
   Income Units.............................................................
   Income Unit Value........................................................
   Exchange of Income Units.................................................

Safekeeping of Account Assets...............................................

Legal Matters...............................................................

Other Information...........................................................

Financial Statements........................................................

ASSIGNMENT

     You may assign your Contract at any time before the Income Date. No assignment will be binding on us unless we receive Satisfactory Notice. We will not be liable for any payments made or actions we take before we accept the assignment. An absolute assignment will revoke the interest of any revocable Beneficiary. We are not responsible for the validity of any assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

CHANGE OF OWNER, BENEFICIARY, OR ANNUITANT

     During your lifetime and while your Contract is in force, you can transfer ownership of your Contract, change the Beneficiary, or change the Annuitant. However, you cannot change the Annuitant (a) if there is no Owner who is not a natural person, or (b) after the Income Date. To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary, or Annuitant will take effect on the date you signed the notice. Any of these changes will not affect any payment made or action we took before our acceptance. A CHANGE IN OWNER MAY BE A TAXABLE EVENT AND MAY ALSO AFFECT THE AMOUNT OF DEATH BENEFIT PAYABLE UNDER YOUR CONTRACT.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

     We may require proof of age, sex, or survival of any person upon whose age, sex, or survival any payments depend. If the age or sex of the Annuitant has been misstated, or if the age of the Owner has been misstated, the benefits will be those that the Account Value applied would have provided for the correct age and sex. If we have made incorrect income payments, we will pay the amount of any underpayments. We will deduct the amount of any overpayment from future income payments.

INCONTESTABILITY

     Your Contract is incontestable from its Contract Date.

PARTICIPATION

     The Contracts do not participate in our surplus or profits, and we do not pay dividends on the Contracts.

BENEFICIARY DESIGNATION

     This is as shown in the application or Confirmation Form. It includes the name of the Beneficiary and the order and method of payment. If you name "estate" as a Beneficiary, it means the executors or administrators of your estate. If you name "children" of a person as a Beneficiary, only children born to or legally adopted by that person as of an Owner's date of death will be included.

     We may rely on an affidavit as to the ages, names, and other facts about all Beneficiaries. We will incur no liability if we act on such affidavit.

TAX STATUS OF THE CONTRACTS


General

     NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

     Diversification Requirements. The Code requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

     Required Distributions from Non-Qualified Contracts. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the
Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that
(a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. The requirement in (b) will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. If the Contract is owned by a non- natural person, the death of the Annuitant will be treated as death of the Owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Multiple Contracts

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges

     Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service ("IRS") filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the IRS it is unclear what specific types of partial exchange designs and transactions will be challenged by the IRS. Due to the uncertainty in this area, you should consult your own tax adviser prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other Than Natural Persons

     Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments or Transfer of Ownership

     An assignment, pledge or transfer of ownership of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign, pledge or transfer ownership of their Contracts.

     If the Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract

     If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to a divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Withdrawals - Investment Adviser Fees

     The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser's fees will be considered taxable distributions from the Contract.

Income Tax Withholding

     All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

     Certain distributions from retirement plans qualified under Code Section 401, Code Section 403(b) or a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

     When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the Company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Taxation of Death Benefit Proceeds

     Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

     Certain optional death benefits (see "Optional Rider Death Benefits" in the Prospectus) may be purchased under your Contract. The IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers some optional rider death benefits, which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAS) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

Tax Treatment of Withdrawals - Non-Qualified Contracts

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the basis. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

     With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

     The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Delayed Annuity Payments

     Although there is no guidance in the federal tax law as to when annuity payments must commence under a non-qualified contract, the IRS could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for federal tax purposes. If such was to occur, then the income under the contract could become currently taxable to the Owner.


Qualified Contracts

Qualified Plans

     The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some Qualified Plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

     Individual Retirement Annuities (IRAs). Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax- deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs

     Section 408A of the Code provides that beginning in 1998, individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

     Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

     Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, certain eligible individuals may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.


Pension and Profit-Sharing Plans

     Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the Qualified Contract. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), and 408 and 408A (Individual Retirement Annuities, including SIMPLE IRAs and Roth IRAs). The penalty is increased to 25% for distributions from a Simple IRA within the first two years of participation in the Plan. To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an IRA made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions from an IRA made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in (d) and (f) above do not apply in the case of an IRA. The exception stated in (c) above applies to an IRA without the requirement that there be a separation from service.

     With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Required Distributions

     Generally, distributions from a qualified plan must commence no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

     The IRS has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules become effective January 1, 2002. If you are required to take distributions from your Qualified Contract, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.


CALCULATION OF HISTORICAL PERFORMANCE DATA

MONEY MARKET SUB-ACCOUNT YIELDS

     From time to time, advertisements and sales literature may quote the current annualized yield of the Variable Sub-Account investing in the Money Market Fund (the "Money Market Sub-Account") of the Sage Life Investment Trust for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund.

     We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit of the Money Market Sub-Account at the beginning of the period, dividing such net change in Account Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Account Value reflects (1) net income from the Money Market Fund attributable to the hypothetical account; and (2) charges and deductions imposed under a Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the Asset-Based Charges. We calculate current yield according to the following formula:

Current Yield = ((NCS - ES)/UV) (365/7)

Where:

NCS        = the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES         = per unit expenses attributable to the hypothetical account for the seven-day period.

UV         = the unit value for the first day of the seven-day period.

Effective Yield = (1+((NCS - ES)/UV))(365/7)-1

Where:

NCS        = the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES         = per unit expenses attributable to the hypothetical account for the seven-day period.

UV = the unit value for the first day of the seven-day period.


     Because of the charges and deductions imposed under the Contracts, the yield for the Money Market Sub-Account is lower than the yield for the Money Market Fund.

     The current and effective yields on amounts held in the Money Market Sub-Account normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Sub-Account may also be presented for periods other than a seven-day period.

     For the seven days ended December 31, 2001, the current yield for the Money Market Sub-Account was -0.45% and the effective yield for the Money Market Sub-Account was -0.45%.

OTHER VARIABLE SUB-ACCOUNT YIELDS

     We compute the yield by: 1) dividing the net investment income of the Fund attributable to the Variable Sub-Account units less expenses allocated to a Variable Sub-Account for the period; by 2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; and then 3) compounding that yield for a six-month period; and then 4) multiplying that result by two (2). Expenses allocated to a Variable Sub-Account include the Asset-Based Charges. We calculate the 30-day or one-month yield according to the following formula:

      Yield =      2 x ((((NI - ES)/(U x UV)) + 1)(6)-1)

      Where:

      NI         = net income of the portfolio for the 30-day or one-month
                   period attributable to the Variable Sub-Account's units.

      ES         = expenses of the Variable Sub-Account for the 30-day or
                   one-month period.

      U          = the average number of units outstanding.

      UV         = the unit value at the close (highest) of the last day in the 30-day or one-month period.

     Because of the charges and deductions imposed under the Contracts, the yield for the Variable Sub-Account is lower than the yield for the corresponding Fund.

     The yield on amounts invested in the Variable Sub-Accounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Variable Sub-Account's actual yield is affected by the types and quality of securities held by the corresponding Fund and that Fund's operating expenses.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Variable Sub-Accounts for various periods of time.

     When a Variable Sub-Account or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Otherwise, average annual total return will be shown from inception of the Variable Sub-Account. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the Surrender Value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     We calculate standard average annual total returns using Variable Sub-Account unit values which we calculate on each Business Day based on the performance of the Variable Sub-Account's underlying Fund. The calculation assumes that annual Asset-Based Charges of 1.55% are deducted daily from the Variable Sub-Account. The calculation also assumes surrender of Account Value at the end of the period for the return quotation. We will include standard average annual total return with the optional benefit charges and without the optional benefit charges. We calculate the total return according to the following formula:

                             n
                     P(1 + T) = ERV

Where:

     P   =     a hypothetical initial payment of $1000
     T   =     average annual total return
     n   =     number of years
   ERV   =     ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof);

     We show standard average annual total return for the periods ended December 31, 2001 in the chart below. The total return figures reflect the deduction of all the charges discussed above including fund management and operating expenses (including 12b-1 fees where applicable). The returns below present a comparison of the least and most expensive combination of optional riders. The least expensive assumes the contract owner elects no riders. The most expensive includes the costs for the Accidental Death Benefit, Enhanced Guaranteed Minimum Death Benefit, Earnings Enhancement Death Benefit, Enhanced Guaranteed Minimum Income Benefit and Guaranteed Minimum Account Value Benefit. (These charges, deducted monthly, apply only when elected by the contract owner.)

     Certain portfolios are not shown below because they first became available under the Contract on May 1, 2002.


Average annual total returns for the periods ended 12/31/01:

                                                                 No Riders Elected             Most Expensive Riders Elected


                                          Sub-Account     1           5     10     Since     1            5     10       Since
                                         Inception Date Year         Years  Years Inception  Year        Years  Years    Inception
Fund                                     -------------- -----        ----- ----- ---------- -----        ----   -----   ---------
---------

FOUNDATION
AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund (1)    03/30/1999     4.50%       NA    NA    3.76%     3.04%          NA    NA       2.31%
AIM V.I. Core Equity Fund(1)               11/12/1999   -24.22%       NA    NA  -14.87%   -25.28%          NA    NA     -16.06%
AIM V.I. International Growth Fund (1)     03/24/1999   -24.91%       NA    NA   -5.42%   -25.96%          NA    NA      -6.75%
AIM V.I. Premier Equity Fund (1)           03/24/1999   -14.13%       NA    NA   -4.87%   -15.34%          NA    NA      -6.20%

THE ALGER AMERICAN FUND:
Alger American Mid Cap Growth Portfolio    03/30/1999    -7.97%       NA    NA    7.99%    -9.26%          NA    NA       6.48%
Alger American Income & Growth
Portfolio                                  03/24/1999   -15.65%       NA    NA    4.35%   -16.83%          NA    NA       2.89%
Alger American Small Capitalization
Portfolio                                  11/12/1999   -30.61%       NA    NA  -21.77%   -31.58%          NA    NA     -22.86%

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
First American International Portfolio (2) 10/05/2001        NA       NA    NA    2.04%        NA          NA    NA       1.69%
First American Small Cap Growth
Portfolio (2)                              10/05/2001        NA       NA    NA   15.06%        NA          NA    NA      14.68%
First American Technology Portfolio (2)    10/05/2001        NA       NA    NA   30.97%        NA          NA    NA      30.53%

INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                  05/01/2001        NA       NA    NA  -30.05%        NA          NA    NA     -30.70%
INVESCO VIF - Financial Services Fund      05/01/2001        NA       NA    NA   -3.95%        NA          NA    NA      -4.85%
INVESCO VIF - Health Sciences Fund         05/01/2001        NA       NA    NA    1.64%        NA          NA    NA       0.68%
INVESCO VIF - Technology Fund              05/01/2001        NA       NA    NA  -29.49%        NA          NA    NA     -30.15%

MFS(R) VARIABLE INSURANCE TRUST (SM) (Initial Class):
MFS Investors Trust Series                 03/30/1999   -17.26%       NA    NA   -6.02%   -18.42%          NA    NA      -7.34%
MFS High Income Series                     03/30/1999     0.46%       NA    NA   -2.75%    -0.94%          NA    NA      -4.11%
MFS Research Series                        11/12/1999   -22.47%       NA    NA  -10.19%   -23.56%          NA    NA     -11.44%
MFS Total Return Series                    11/12/1999    -1.31%       NA    NA    4.97%    -2.69%          NA    NA       3.50%
MFS Capital Opportunities Series           11/12/1999   -24.67%       NA    NA   -9.44%   -25.72%          NA    NA     -10.71%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio              03/24/1999    -8.48%       NA    NA    2.71%    -9.76%          NA    NA       1.27%
Mid Cap Value Portfolio                    03/30/1999    -4.65%       NA    NA    9.73%    -5.99%          NA    NA       8.19%
Value Portfolio                            11/12/1999     0.68%       NA    NA   10.17%    -0.73%          NA    NA       8.63%

OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                   03/30/1999     6.12%       NA    NA    2.84%     4.63%          NA    NA       1.40%
Oppenheimer Capital Appreciation
Fund/VA                                    03/24/1999   -13.93%       NA    NA    5.24%   -15.14%          NA    NA       3.76%
Oppenheimer Main Street Small Cap
Fund/VA                                    03/30/1999    -1.91%       NA    NA    8.17%    -3.28%          NA    NA       6.65%

SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                  02/19/1999   -14.47%       NA    NA   -3.90%   -15.67%          NA    NA      -5.25%
Nasdaq-100 Index(R) Fund                   09/15/2000   -35.20%       NA    NA  -48.70%   -36.11%          NA    NA     -49.42%
All-Cap Growth Fund                        09/15/2000   -17.58%       NA    NA  -28.77%   -18.74%          NA    NA     -29.77%

VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
Van Kampen LIT Growth and Income
Portfolio                                  10/05/2001        NA       NA    NA    6.32%        NA          NA    NA       5.97%
Van Kampen LIT Emerging Growth
Portfolio                                  10/05/2001        NA       NA    NA    6.52%        NA          NA    NA       6.16%



SECTORSELECTOR

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. International Growth Fund (1)     03/24/1999   -24.91%       NA    NA   -5.42%   -25.96%          NA    NA      -6.75%

INVESCO VARIABLE INVESTMENT FUNDS,
INC.:
INVESCO VIF Financial Services Fund        05/01/2001        NA       NA    NA   -3.95%        NA          NA    NA      -4.85%
INVESCO VIF Health Sciences Fund           05/01/2001        NA       NA    NA    1.64%        NA          NA    NA       0.68%
INVESCO VIF Technology Fund                05/01/2001        NA       NA    NA  -29.49%        NA          NA    NA     -30.15%

SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                  02/19/1999   -14.47%       NA    NA   -3.90%   -15.67%          NA    NA      -5.25%





(1) The Series II Shares were first offered on July 16, 2001. The performance shown is the performance of the Series I Shares adjusted to reflect the .25% 12b-1 fee of the Series II Shares.

(2) The Class IB Shares were first offered on September 28, 2001. The performance shown is the performance of the Class IA Shares adjusted to reflect the .25% 12b-1 fee of the Class IB Shares.

     We may also show non-standard average annual total returns. These returns may be calculated the same way as standard average total returns, except that the optional rider charges are not included in the calculations, or they may just show underlying fund fees and expenses. The following chart shows the non-standard average annual compounded total returns for the periods ending December 31, 2001. The performance assumes the Sage Variable Annuity was available as of the inception date of the underlying Funds for the periods indicated. The performance assumes the deduction of the Asset-Based Charges, and fund management and operating expenses (including 12b-1 fees where applicable), but does not include the optional rider charges.


Average annual total returns for the periods ended 12/31/01:



                                                                   Portfolio                                           10 Years or
Fund                                                             Inception Date     1 Year      3 Years     5 Years  Since Inception
-------------                                                    --------------     -------     -------     ------- ----------------

FOUNDATION
AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund (1)                               05/05/1993       4.50%       3.07%       4.23%          3.58%
AIM V.I. Core Equity Fund(1)                                          05/02/1994     -24.22%      -5.71%       5.34%          9.35%
AIM V.I. International Growth Fund (1)                                05/05/1993     -24.91%      -6.15%      -0.32%          4.92%
AIM V.I. Premier Equity Fund (1)                                      05/05/1993     -14.13%      -2.80%       7.71%         11.36%

THE ALGER AMERICAN FUND:
Alger American Mid Cap Growth Portfolio                               04/30/1993      -7.97%       8.68%      13.27%         16.93%
Alger American Income & Growth Portfolio                              11/15/1988     -15.65%       4.76%      14.98%         12.69%
Alger American Small Capitalization Portfolio                         09/20/1988     -30.61%     -11.11%      -2.61%          3.16%

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
First American International Portfolio (2)                            04/27/2000     -25.86%          NA          NA        -26.78%
First American Small Cap Growth Portfolio (2)                         01/02/2001          NA          NA          NA        -17.95%
First American Technology Portfolio (2)                               04/27/2000     -52.48%          NA          NA        -53.97%

INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                                             08/25/1997     -39.04%     -19.06%          NA         -5.80%
INVESCO VIF - Financial Services Fund                                 09/21/1999      -7.95%          NA          NA          8.51%
INVESCO VIF - Health Sciences Fund                                    05/22/1997     -11.18%       4.51%          NA         12.98%
INVESCO VIF - Technology Fund                                         05/21/1997     -39.79%       0.83%          NA          8.26%

MFS(R) VARIABLE INSURANCE TRUST (SM) (Initial Class):
MFS Investors Trust Series                                            10/09/1995     -17.26%      -5.11%       5.62%          9.01%
MFS High Income Series                                                07/26/1995       0.46%      -1.10%       1.23%          3.18%
MFS Research Series                                                   07/26/1995     -22.47%      -3.92%       4.99%          8.47%
MFS Total Return Series                                               01/03/1995      -1.31%       4.58%       8.60%         11.43%
MFS Capital Opportunities Series                                      08/14/1996     -24.67%       1.22%      10.01%         10.87%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                                         01/02/1997      -8.48%       0.96%          NA          6.33%
Mid Cap Value Portfolio                                               01/02/1997      -4.65%       7.12%          NA         14.26%
Value Portfolio                                                       01/02/1997       0.68%       6.18%          NA          6.56%

OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                              04/03/1985       6.12%       2.43%       3.98%          4.98%
Oppenheimer Capital Appreciation Fund/VA                              04/03/1985     -13.93%       5.63%      12.40%         13.41%
Oppenheimer Main Street Small Cap Fund/VA                             05/01/1998      -1.91%       4.40%          NA          2.14%

SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                             02/19/1999     -14.47%          NA          NA         -3.90%
Nasdaq-100 Index(R) Fund                                              09/15/2000     -35.20%          NA          NA        -48.70%
All-Cap Growth Fund                                                   09/15/2000     -17.58%          NA          NA        -28.77%

VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
Van Kampen LIT Growth and Income Portfolio (3)                        12/23/1996      -7.44%       6.10%      11.21%         11.09%
Van Kampen LIT Emerging Growth Portfolio (3)                          07/03/1995     -37.77%       3.21%      11.91%         13.92%




SECTORSELECTOR

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. International Growth Fund (1)                                05/05/1993     -24.91%      -6.15%      -0.32%          4.92%
AIM V.I. Global Utilities Fund (1)                                    12/18/2001          NA          NA          NA          3.72%
AIM V.I. New Technology Fund (1)                                      12/18/2001          NA          NA          NA         -2.93%

INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF Financial Services Fund                                   09/21/1999      -7.95%          NA          NA          8.51%
INVESCO VIF Health Sciences Fund                                      05/22/1997     -11.18%       4.51%          NA         12.98%
INVESCO VIF Technology Fund                                           05/21/1997     -39.79%       0.83%          NA          8.26%
INVESCO VIF Telecommunications Fund                                   07/02/2001          NA          NA          NA        -30.22%

MFS (R) VARIABLE INSURANCE TRUST (Service Class):
MFS High Income Series (4)                                            07/26/1995       0.21%      -1.35%       0.98%          2.92%
MFS Utilities Series (4)                                              05/01/2000     -23.67%          NA          NA        -15.96%

THE UNIVERSAL INSTITUTIONAL  FUNDS, INC.:
Van Kampen UIF Active International Allocation Portfolio              08/31/1999     -21.14%          NA          NA         -9.94%
Van Kampen UIF  U.S. Real Estate Portfolio                            03/03/1997       8.14%      10.10%          NA          6.64%

OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Class):
Oppenheimer Bond Fund/VA (5)                                          04/03/1985       5.85%       2.17%       3.72%          4.72%
Oppenheimer Global Securities Fund/VA (5)                             11/12/1990     -26.73%      -1.23%       2.90%          5.97%

SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                             02/19/1999     -14.47%          NA          NA         -3.90%

RYDEX VARIABLE TRUST:
Rydex VT Technology Fund                                              05/02/2001          NA          NA          NA        -26.33%
Rydex VT Financial Services Fund                                      07/20/2001          NA          NA          NA         -5.07%
Rydex VT Health Care Fund                                             06/19/2001          NA          NA          NA         -5.51%
Rydex VT Leisure Fund                                                 05/23/2001          NA          NA          NA        -28.33%
Rydex VT Consumer Products Fund                                       05/29/2001          NA          NA          NA          0.35%
Rydex VT Retailing Fund                                               07/23/2001          NA          NA          NA          1.90%
Rydex VT Energy Fund                                                  05/29/2001          NA          NA          NA        -16.38%
Rydex VT Energy Services Fund                                         05/02/2001          NA          NA          NA        -29.78%
Rydex VT Transportation Fund                                          06/11/2001          NA          NA          NA         -3.24%
Rydex VT Basic Materials Fund                                         05/02/2001          NA          NA          NA         -4.16%
Rydex VT Precious Metals Fund                                         10/30/1998      11.24%      -7.15%          NA        -11.20%
Rydex VT Telecommunications Fund                                      07/27/2001          NA          NA          NA        -10.36%





(1) The Series II Shares were first offered on July 16, 2001. The performance shown is the performance of the Series I Shares adjusted to reflect the .25% 12b-1 fee of the Series II Shares.

(2) The Class IB Shares were first offered on September 28, 2001. The performance shown is the performance of the Class IA Shares adjusted to reflect the .25% 12b-1 fee of the Class IB Shares.

(3) The Class II Shares were first offered on September 18, 2000. The performance shown is the performance of the Class I Shares adjusted to reflect the .25% 12b-1 fee of the Class II Shares.

(4) The Service Class Shares were first offered on May 1, 2000. The performance shown is the performance of the Initial Class Shares adjusted to reflect the .25% 12b-1 fee of the Service Class Shares.

(5) The Service Class Shares were first offered on the Global Securities Fund on July 13, 2000 and on the Bond Fund on May 1, 2002. The performance is the performance of the Initial Shares adjusted to reflect the .25% 12b-1 fee of the Service Class Shares. Prior to April 30, 2002, the 12b-1 fee was .15%.

OTHER TOTAL RETURNS

     We may disclose cumulative total returns in conjunction with the standard formats described above. We will calculate the cumulative total returns using the following formula:

      CTR = (ESV/P) - 1

      Where:

      CTR = The cumulative total return for the period.

      ESV = The ending Surrender Value of the hypothetical investment at the end of the period net of recurring charges.

        P = A hypothetical single payment of $1,000.

USE OF INDEXES

     From time to time, we may present the performance of certain historical indexes in advertisements or sales literature. We may compare the performance of these indexes to the performance of certain Variable Sub-Accounts or Funds, or we may present without such a comparison.

OTHER INFORMATION

     The following is a partial list of those publications which we may note in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Variable Sub-Accounts. We also may cite other publications.

Broker World                                           Financial World
Across the Board                                       Advertising Age
American Banker                                        Barron's
Best's Review                                          Business Insurance
Business Month                                         Business Week
Changing Times                                         Consumer Reports
The Economist                                          Financial Planning
Forbes                                                 Fortune
Inc.                                                   Institutional Investor
Insurance Forum                                        Insurance Sales
Insurance Week                                         Journal of Accountancy
Journal of Financial Service Professionals             Journal of Commerce
Life Insurance Selling                                 Life Association News
MarketFacts                                            Manager's Magazine
National Underwriter                                   Money
Morningstar, Inc.                                      Nation's Business
New Choices (formerly 50 Plus)                         The New York Times
Pension World                                          Pensions & Investments
Rough Notes                                            Round the Table
U.S. Banker                                            VARDs
The Wall Street Journal                                Working Woman

INCOME PAYMENT PROVISIONS

     AMOUNT OF FIXED INCOME PAYMENTS. On the Income Date, the amount you have chosen to apply to provide fixed income payments will be applied under the income plan you have chosen. The monthly income payment factor in effect on the Income Date times that amount and then divided by $1,000 will be the dollar amount of each monthly payment. Each of these payments are guaranteed and remain level throughout the period you selected.

     The monthly income payment factor used to determine the amount of the fixed income payments will not be less than the guaranteed minimum monthly income payment factor shown in your Contract.

     AMOUNT OF VARIABLE INCOME PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Variable Sub-Account is the number of Income Units for each Variable Sub-Account times the Income Unit value of that Sub-Account. The sum of the dollar amounts for each Variable Sub-Account is the amount of the total variable income payment. We will determine the Income Unit values for each payment no earlier than five Business Days preceding the due date of the variable income payment (except for Income Payment Option 4, which we determine on the due date). We guarantee the payment will not vary due to changes in mortality or expenses.

     INCOME UNITS. On the Income Date, the number of Income Units for an applicable Variable Sub-Account is determined by multiplying (1) by (2), dividing the result by (3), and then dividing that result by (4) where:

     (1)  is  the  amount  you  have  chosen  to   allocate  to  that   Variable
          Sub-Account;

     (2)  is the monthly income payment factor for the income plan chosen;

     (3)  is $1,000; and

     (4) is the Income Unit value for the Variable Sub-Account for the Valuation Period ending on that date.

     INCOME UNIT VALUE. We calculate the value of an Income Unit at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. The Income Unit value for a Variable Sub-Account's first Business Day was set at $10. After that, we determine the Income Unit value for every Business Day by multiplying
(a) by (b), and then dividing by (c) where:

     (a)  is the  Income  Unit  value for the  immediately  preceding  Valuation
          Period;

     (b) is the "net investment factor" (as described in the prospectus) for the Variable Sub-Account for the Valuation Period for which the value is being determined; and

     (c) is the daily equivalent of the assumed investment rate that you have selected and that is shown in your Contract for the number of days in the Valuation Period.

                ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE

1. Net Investment Factor .........................................1.00022253

2. Income Unit value for the immediately preceding Valuation
   Period........................................................10.00000000

3. Daily equivalent of the assumed investment rate for the
   number of days in the Valuation Period (assuming you select
   3%)=(1.03(1/365).).............................................1.00008099

4. Income Unit value for current Valuation Period
   [(1) x (2)]/(3)...............................................10.00141533

                    ILLUSTRATION OF VARIABLE INCOME PAYMENTS

1. Number of Accumulation Units.......................................1,000

2. Accumulation Unit value.......................................10.0026116

3. Account Value (1) x (2)........................................10,002.61

4. Minimum monthly income payment factor per $1,000 applied...........10.50

5. First monthly variable income payment [(3) x (4)]/$1,000..........105.03

6. Income Unit value............................................10.00141533

7. Number of Income Units (5)/(6)..................................10.50151

8. Assume Income Unit value at the end of the second month is.........10.05

9. Second monthly variable income payment (7) x (8)..................105.54

10. Assume Income Unit value at the end of the third month is.........10.10

11. Third monthly variable income payment (7) x (10).................106.07

EXCHANGE OF INCOME UNITS.

     After the Income Date, if there is an exchange of value of a designated number of Income Units of particular Variable Sub-Accounts into other Income Units, the value will be such that the dollar amount of the income payment made on the date of exchange will be unaffected by the exchange.

SAFEKEEPING OF ACCOUNT ASSETS

     We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

     We maintain records of all purchases and redemptions of Fund shares held by each of the Variable Sub-Accounts.

LEGAL MATTERS

     All matters relating to Delaware law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by James F. Bronsdon, the Company's Vice
President, Legal and Compliance. Blazzard, Grodd & Hasenauer, P.C., Westport, CT, has provided advice on certain matters relating to the federal securities laws.

OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

     The financial statements for the Variable Account are provided below. Financial statements of the Company are presented in the Prospectus.

THE SAGE VARIABLE ANNUITY ACCOUNT A
Sage Life Assurance of America, Inc.
Years ended December 31, 2001 and 2000

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A


                           December 31, 2001 and 2000




                                    CONTENTS

Report of Independent Auditors.......................................................................    1
Audited Financial Statements
Statement of Assets and Contract Owners' Equity......................................................    2
Statements of Operations and Changes in Contract Owners' Equity......................................    3
Notes to Financial Statements........................................................................   18

                         Report of Independent Auditors

To the Board of Directors of
   Sage Life Assurance of America, Inc., and
   Contract Owners of The Sage Variable Annuity Account A

We have audited the accompanying statement of assets and contract owners' equity of The Sage Variable Annuity Account A (comprising, respectively, the Sage Advisors - Money Market Fund, AIM - Government Securities Fund, AIM - Core Equity Fund, AIM - International Growth Fund, AIM - Premier Equity Fund, Alger - Income & Growth Fund, Alger - Mid Cap Growth Fund, Alger - Small Capitalization Fund, Colonial - High Yield Fund, Colonial - Small Cap Value Fund, Colonial - Strategic Income Fund, Colonial - Growth & Income Fund, First American - International Fund, First American - Small Cap Fund, First American - Technology Fund, INVESCO - Growth Fund, INVESCO - Financial Services Fund, INVESCO - Health Sciences Fund, INVESCO - Technology Fund, Liberty - All Star Equity Fund, Liberty Newport Tiger Fund, MFS - Total Return Fund, MFS - High Income Series, MFS Investors Trust Fund, MFS - Research Series, MFS - Capital Opportunities Series, Morgan Stanley - Mid Cap Value Fund, Morgan Stanley - Global Value Equity Fund, Morgan Stanley - Value Fund, Oppenheimer Bond Fund, Oppenheimer - Capital Appreciation Fund, Oppenheimer - Main Street Small Cap Fund, Sage Advisors - S&P 500 Index Fund, Sage Advisors - AllCap Growth Fund, Sage Advisors EAFE Index Fund, Sage Advisors - Nasdaq 100 Index Fund, Stein Roe - Global Utilities Fund, Stein Roe - Growth Stock Fund, Stein Roe - Balanced Fund,
T. Rowe Price - Equity Income Fund, T. Rowe Price - Mid Cap Growth Fund, T. Rowe Price - Personal Strategy Balanced Fund, Van Kampen - Emerging Growth Fund, Van Kampen - LIT Growth and Income Fund), as of December 31, 2001, and the related statements of operations and changes in contract owners' equity for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of Sage Life Assurance of America, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sage Variable Annuity Account A at December 31, 2001 and 2000 and the results of its operations and changes in contract owners' equity for the years then ended, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, NY
March 29, 2002

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A
                 Statement of Assets and Contract Owners' Equity
                                December 31, 2001


                          ASSETS                                                              CONTRACT OWNERS' EQUITY
INVESTMENTS
AIM -- Government Securities -- 416,962 shares (cost $$4,895,766)     4,807,169   AIM -- Government Securities           $ 4,807,169
AIM -- Core Equity -- 96,233 (cost $1,986,854)                        1,943,715   AIM -- Core Equity                       1,943,715
AIM -- International Growth -- 195,261 shares (cost $2,997,791)       2,911,103   AIM -- International Growth              2,911,103
AIM -- Premier Equity -- 76,368 shares (cost $1,849,430)              1,783,125   AIM -- Premier Equity                    1,783,125
Alger -- Income & Growth -- 137,107 shares (cost $1,461,867)          1,449,221   Alger -- Income & Growth                 1,449,221
Alger -- MidCap Growth -- 160,415 shares (cost $2,909,510)            2,834,535   Alger -- MidCap Growth                   2,834,535
Alger -- Small Capitalization -- 25,365 shares (cost $427,322)          419,788   Alger -- Small Capitalization              419,788
Colonial -- High Yield -- 2,895 shares (cost $24,202)                    18,941   Colonial -- High Yield                      18,941
Colonial -- Small Cap Value -- 11,437 shares (cost $129,195)            132,212   Colonial -- Small Cap Value                132,212
Colonial -- Strategic Income - 333 shares (cost $3,621)                   2,967   Colonial -- Strategic Income                 2,967
Colonial -- Growth & Income -- 5,977 shares (cost $109,328)              92,948   Colonial -- Growth & Income                 92,948
First American International -- 2,689 shares (cost 16,024)               16,289   First American International                16,289
First American Small Cap -- 4,137 shares (cost $34,146)                  34,541   First American Small Cap                    34,541
First American Technology -- 1,209 shares (cost $3,276)                   3,380   First American Technology                    3,380
INVESCO -- Growth -- 64,274 shares (cost $481,193)                      495,910   INVESCO -- Growth                          495,910
INVESCO -- Financial Services -- 17,101 shares (cost $204,709)          212,388   INVESCO -- Financial Services              212,388
INVESCO -- Health Sciences -- 27,221 shares (cost $488,204)             495,422   INVESCO -- Health Sciences                 495,422
INVESCO -- Technology -- 15,401 shares (cost $224,275)                  236,707   INVESCO -- Technology                      236,707
Liberty -- All-Star Equity -- 564 shares (cost $6,014)                    5,949   Liberty -- All-Star Equity                   5,949
Liberty -- Newport Tiger -- 2,876 shares (cost $5,938)                    5,090   Liberty -- Newport Tiger                     5,090
MFS -- Capital Opportunities -- 50,338 shares (cost $670,256)           682,583   MFS -- Capital Opportunities               682,583
MFS -- High Income -- 49,339 shares (cost $455,076)                     454,902   MFS -- High Income                         454,902
MFS -- Investors Trust -- 38,044 shares (cost $659,867)                 651,696   MFS -- Investors Trust                     651,696
MFS -- Research -- 69,201 shares (cost $995,447)                        990,814   MFS -- Research                            990,814
MFS -- Total Return -- 233,120 shares (cost $4,274,111)               4,338,367   MFS -- Total Return                      4,338,367
Morgan Stanley -- Global Value Equity -- 157,018 shares
    (cost $1,918,114)                                                 1,904,464   Morgan Stanley -- Global Value Equity    1,904,464
Morgan Stanley -- MidCap Value -- 75,076 shares (cost $1,032,581)     1,093,115   Morgan Stanley -- MidCap Value           1,093,115
Morgan Stanley -- Value -- 42,161 shares (cost $541,152)                538,390   Morgan Stanley -- Value                    538,390
Oppenheimer -- Bond -- 343,125 shares (cost $3,852,511)               3,846,432   Oppenheimer -- Bond                      3,846,432
Oppenheimer -- Capital Appreciation -- 46,137 shares
    (cost $1,670,091)                                                 1,687,678   Oppenheimer -- Capital Appreciation      1,687,678
Oppenheimer -- Main Street Small Cap -- 40,365 shares
    (cost $411,598)                                                     446,039   Oppenheimer -- Main Street Small Cap       446,039
Sage Advisors -- AllCap Growth -- 85,195 shares (cost $544,775)         560,580   Sage Advisors -- AllCap Growth             560,580
Sage Advisors -- Money Market -- 7,583,998 shares (cost $7,583,998)   7,583,998   Sage Advisors -- Money Market            7,583,998
Sage Advisors -- Nasdaq 100 Index -- 210,807 shares (cost $917,759)     925,438   Sage Advisors -- Nasdaq 100 Index          925,438
Sage Advisors -- S&P 500 Index -- 440,348 shares (cost $3,990,179)    3,936,705   Sage Advisors -- S&P 500 Index           3,936,705
Stein Roe -- Balanced -- 2,059 shares (cost $29,163)                     28,538   Stein Roe -- Balanced                       28,538
Stein Roe -- Global Utilities -- 2,421 shares (cost $37,281)             26,267   Stein Roe -- Global Utilities               26,267
Stein Roe -- Growth Stock -- 4,197 shares (cost $160,075)               117,262   Stein Roe -- Growth Stock                  117,262
T. Rowe Price -- Equity Income -- 56,169 shares (cost $1,068,911)     1,076,769   T. Rowe Price -- Equity Income           1,076,769
T. Rowe Price -- Mid Cap Growth -- 32,095 shares (cost $541,879)        586,051   T. Rowe Price -- Mid Cap Growth            586,051
T. Rowe Price -- Personal Strategy Balanced -- 36,109 shares                      T. Rowe Price -- Personal Strategy
    (cost $526,005)                                                     531,541     Balanced                                 531,541
Van Kampen --  Emerging Growth -- 917 shares (cost $25,929)              25,933   Van Kampen --  Emerging Growth              25,933
Van Kampen  -- LIT Growth & Income -- 4,436 shares (cost $68,987)        70,431   Van Kampen --  LIT Growth & Income          70,431
                                                                    -----------                                          -----------
     TOTAL ASSETS                                                   $50,005,393        TOTAL CONTRACT OWNERS' EQUITY     $50,005,393
                                                                    ===========                                          ===========


See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Variable Annuity Account A

                    Statements of Operations and Changes in
                            Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                                SUB-ACCOUNT
                                         ------------------------------------------------------------------------------------
                                                    AIM                           AIM                           AIM
                                           GOVERNMENT SECURITIES              CORE EQUITY               INTERNATIONAL GROWTH
                                         ------------------------------------------------------------------------------------
                                            2001           2000           2001           2000           2001           2000
                                         ------------------------------------------------------------------------------------
Income:
   Dividends                             $  127,814      $  3,222      $      924     $   3,732      $   78,169      $ 12,240
Expenses:
   Contract charges and fees                (23,882)         (320)        (10,793)           92         (21,129)         (497)
                                         ------------------------------------------------------------------------------------
Net investment income (loss)                103,932         2,902          (9,869)        3,824          57,040        11,743

Net realized gain (loss)                     27,880           543         (62,083)       (3,427)         17,944        (8,528)
Unrealized gain (loss)                      (87,614)         (326)        (31,132)      (11,621)        (23,808)      (23,632)
                                         ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations            44,198         3,119        (103,084)      (11,224)         51,176       (20,417)

Changes from principal transactions:

   Purchase payments                      1,544,141        39,810         919,221        78,978       1,244,980       109,732
   Transfers among sub-accounts and
     to/from fixed account                3,200,964        38,784       1,048,530        69,841       1,476,142       100,700
   Death claims                                  --            --         (11,487)           --          (2,318)           --
   Withdrawals                              (65,316)         (207)        (44,301)       (3,530)        (58,717)         (135)
   Annual contract fees                          --           (10)             --            (1)             --           (52)
                                         ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           4,679,789        78,377       1,911,963       145,288       2,660,087       210,245
                                         ------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                         4,723,987        81,496       1,808,879       134,064       2,711,263       189,828
Contract owners' equity at
   beginning of year                         83,182         1,686         134,836           772         199,840        10,012
                                         ------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                           $4,807,169      $ 83,182      $1,943,715     $ 134,836      $2,911,103      $199,840
                                         ====================================================================================

During 2001, AIM Growth & Income Fund had a name change to AIM Core Equity Fund and AIM International Equity Fund changed to AIM International Growth Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                              SUB-ACCOUNT
                                         ------------------------------------------------------------------------------------
                                                    AIM                           ALGER                         ALGER
                                               PREMIER EQUITY                INCOME & GROWTH                MIDCAP GROWTH
                                         ------------------------------------------------------------------------------------
                                              2001         2000            2001           2000           2001           2000
                                         ------------------------------------------------------------------------------------
Income:
   Dividends                             $    38,136     $ 13,289     $    19,379     $     415     $   321,485      $  2,357
Expenses:
   Contract charges and fees                 (13,295)       1,273          (8,781)         (160)        (17,254)       (1,300)
                                         ------------------------------------------------------------------------------------
Net investment income (loss)                  24,841       14,562          10,598           255         304,231         1,057

Net realized gain (loss)                     (76,104)     (10,193)        (44,590)         (783)       (196,379)       (3,424)
Unrealized gain (loss)                       (36,571)     (28,036)        (12,738)       (1,102)        (61,287)      (13,893)
                                         ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations            (87,834)     (23,667)        (46,730)       (1,630)         46,565       (16,260)

Changes from principal transactions:

   Purchase payments                         688,185      104,315         575,784        71,911         911,208       129,435
   Transfers among sub-accounts and
     to/from fixed account                   971,921      243,670         870,978        35,267       1,624,871       212,649
   Death claims                                   --           --          (8,899)           --          (3,399)           --
   Withdrawals                              (111,889)      (2,977)        (48,619)         (428)        (72,099)         (246)
   Annual contract fees                           --           (4)             --            (5)             --           (13)
                                         ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            1,548,217      345,004       1,389,244       106,745       2,460,581       341,825
                                         ------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                          1,460,383      321,337       1,342,514       105,115       2,507,146       325,565
Contract owners' equity at
   beginning of year                         322,742        1,405         106,707         1,592         327,389         1,824
                                         ------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                           $ 1,783,125     $322,742     $ 1,449,221     $ 106,707     $ 2,834,535      $327,389
                                         ====================================================================================

During 2001, AIM Value Fund had a name change to AIM Premier Equity Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                                 SUB-ACCOUNT
                                            ------------------------------------------------------------------------------------
                                                      ALGER                        COLONIAL                       COLONIAL
                                                    SMALL CAP                     HIGH YIELD                 SMALL CAP VALUE
                                            ------------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                            ------------------------------------------------------------------------------------
Income:
   Dividends                                $      93      $   4,121       $  2,027       $  2,594      $   1,904        $   189
Expenses:
   Contract charges and fees                   (3,136)          (271)          (315)          (209)        (1,141)           (44)
                                            ------------------------------------------------------------------------------------
Net investment income (loss)                   (3,043)         3,850          1,712          2,385            763            145

Net realized gain (loss)                      (47,205)        (7,918)        (3,600)          (192)         1,960            251
Unrealized gain (loss)                          3,371        (12,559)        (1,238)        (3,849)         1,954          1,465
                                            ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations             (46,877)       (16,627)        (3,126)        (1,656)         4,677          1,861

Changes from principal transactions:

   Purchase payments                          168,099         61,179         (4,143)        24,114          6,799         11,224
   Transfers among sub-accounts and
     to/from fixed account                    194,625         77,419          6,490          6,392        102,244          3,465
   Death claims                                    --             --             --             --             --             --
   Withdrawals                                (18,757)           (60)        (8,623)        (1,244)            --            (31)
   Annual contract fees                            --             (1)            --             (1)            --            (13)
                                            ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               343,967        138,537         (6,276)        29,261        109,043         14,645
                                            ------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                             297,090        121,910         (9,402)        27,605        113,720         16,506
Contract owners' equity at
   beginning of year                          122,698            788         28,343            738         18,492          1,986
                                            ------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                               $419,788      $ 122,698       $ 18,941       $ 28,343      $ 132,212        $18,492
                                            ====================================================================================


See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                                 SUB-ACCOUNT
                                              -----------------------------------------------------------------------------------
                                                     COLONIAL                      COLONIAL                    FIRST AMERICAN
                                                 STRATEGIC INCOME             US GROWTH & INCOME               INTERNATIONAL
                                              -----------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                              -----------------------------------------------------------------------------------
Income:
   Dividends                                  $   283       $   789        $14,034        $  9,497       $     76        $    --
Expenses:
   Contract charges and fees                      (63)          (55)        (1,732)           (384)           (28)            --
                                              -----------------------------------------------------------------------------------
Net investment income (loss)                      220           734         12,302           9,113             48             --

Net realized gain (loss)                         (325)         (177)       (10,514)            (14)            --             --
Unrealized gain (loss)                             (2)         (473)        (9,303)         (6,180)           269             --
                                              -----------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations                (107)           84         (7,515)          2,919            317             --

Changes from principal transactions:
   Purchase payments                               --         4,000         50,902          54,145         13,860             --
   Transfers among sub-accounts and
     to/from fixed account                       (477)        1,719        (46,306)         39,828          2,112             --
   Death claims                                    --            --             --              --             --             --
   Withdrawals                                 (4,500)         (369)        (2,997)           (167)            --             --
   Annual contract fees                            --           (16)            --             (14)            --             --
                                              -----------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                                (4,977)        5,334          1,599          93,792         15,972             --
                                              -----------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                              (5,084)        5,418         (5,916)         96,711         16,289             --
Contract owners' equity at
   beginning of year                            8,051         2,633         98,864           2,153             --             --
                                              -----------------------------------------------------------------------------------
Contract owners' equity at
   end of year                                $ 2,967       $ 8,051       $ 92,948        $ 98,864       $ 16,289        $    --
                                              ===================================================================================

During 2001, Colonial US Stock Fund had a name change to Colonial US Growth & Income Fund. First American International Fund had an inception date of October 6, 2001.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                                 SUB-ACCOUNT
                                              -----------------------------------------------------------------------------------
                                                  FIRST AMERICAN                FIRST AMERICAN                    INVESCO
                                                    SMALL CAP                     TECHNOLOGY                      GROWTH
                                              -----------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                              -----------------------------------------------------------------------------------
Income:
   Dividends                                  $    --        $    --        $   --         $    --      $      --        $    --
Expenses:
   Contract charges and fees                      (15)            --            (9)             --         (2,216)            --
                                              ----------------------------------------------------------------------------------
Net investment income (loss)                      (15)            --            (9)             --         (2,216)            --

Net realized gain (loss)                            1             --             1              --        (27,301)            --
Unrealized gain (loss)                            398             --           107              --         21,114             --
                                              ----------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations                 384             --            99              --         (8,403)            --

Changes from principal transactions:

   Purchase payments                            2,060             --         1,860              --        226,582             --
   Transfers among sub-accounts and
     to/from fixed account                     32,097             --         1,421              --        279,318             --
   Death claims                                    --             --            --              --             --             --
   Withdrawals                                     --             --            --              --         (1,587)            --
   Annual contract fees                            --             --            --              --             --             --
                                              ----------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                                34,157             --         3,281              --        504,313             --
                                              ----------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                              34,541             --         3,380              --        495,910             --
Contract owners' equity at
   beginning of year                               --             --            --              --             --             --
                                              ----------------------------------------------------------------------------------
Contract owners' equity at
   end of year                                $34,541       $     --      $  3,380        $     --        $495,910        $   --
                                              ==================================================================================

First American Technology Fund and First American Small Cap Fund had an inception date of October 6, 2001.
INVESCO Blue Chip Growth Fund had an inception date of May 25, 2001.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000

                                                                                 SUB-ACCOUNT
                                              --------------------------------------------------------------------------------------
                                                     INVESCO                       INVESCO                        INVESCO
                                                FINANCIAL SERVICES             HEALTH SCIENCES                  TECHNOLOGY
                                              --------------------------------------------------------------------------------------
                                               2001            2000           2001            2000           2001             2000
                                              --------------------------------------------------------------------------------------
Income:
   Dividends                                  $   851       $      --       $ 1,643        $      --       $     --         $     --
Expenses:
   Contract charges and fees                     (887)             --        (1,926)              --           (844)              --
                                              --------------------------------------------------------------------------------------
Net investment income (loss)                      (36)             --          (283)              --           (844)              --

Net realized gain (loss)                       (9,967)             --        (1,559)              --         (9,250)              --
Unrealized gain (loss)                          9,816              --         7,223               --         12,944               --
                                              --------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations                (187)             --         5,381               --          2,850               --

Changes from principal transactions:
   Purchase payments                           40,751              --       180,367               --         75,880               --
   Transfers among sub--accounts and
     to/from fixed account                    173,460              --       314,079               --        159,480               --
   Death claims                                    --              --            --               --             --               --
   Withdrawals                                 (1,636)             --        (4,405)              --         (1,503)              --
   Annual contract fees                            --              --            --               --             --               --
                                              --------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               212,575              --       490,041               --        233,857               --
                                              --------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                             212,388              --       495,422               --        236,707               --
Contract owners' equity at
   beginning of year                               --              --            --               --             --               --
                                              --------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                               $212,388       $      --       $495,422        $     --        $236,707        $     --
                                              ======================================================================================

INVESCO Financial Services Fund, INVESCO Health Sciences Fund and INVESCO Technology Fund had an inception date of May 25, 2001.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                                 SUB-ACCOUNT
                                               ----------------------------------------------------------------------------------
                                                     LIBERTY                       LIBERTY                          MFS
                                                 ALL-STAR EQUITY                NEWPORT TIGER              CAPITAL OPPORTUNITIES
                                               ----------------------------------------------------------------------------------
                                                2001          2000           2001           2000            2001           2000
                                               ----------------------------------------------------------------------------------
Income:
   Dividends                                   $  112       $     38       $    44        $     80      $   9,582             $65
Expenses:
   Contract charges and fees                      (46)           (17)       (1,345)           (243)        (4,164)            282
                                               ----------------------------------------------------------------------------------
Net investment income (loss)                       66             21        (1,301)           (163)         5,418             347

Net realized gain (loss)                         (237)           142        67,919            (165)       (62,201)           (840)
Unrealized gain (loss)                            (59)           (56)       15,571            (408)        16,338          (5,355)
                                               ----------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations                (230)           107        82,189            (736)       (40,445)         (5,848)

Changes from principal transactions:

   Purchase payments                              102             --       270,000           3,869        284,898          44,129
   Transfers among sub-accounts and
     to/from fixed account                      5,478         (1,518)     (355,923)          5,691        395,304          35,907
   Death claims                                    --             --            --              --             --              --
   Withdrawals                                     --             --            --              --        (29,132)         (3,003)
   Annual contract fees                            --            (13)           --              --             --              (1)
                                               ----------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                                 5,580         (1,531)      (85,923)          9,560        651,070          77,032
                                               ----------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                               5,350         (1,424)       (3,734)          8,824        610,625          71,184
Contract owners' equity at
   beginning of year                              599          2,023         8,824              --         71,958             774
                                               ----------------------------------------------------------------------------------
Contract owners' equity at
   end of year                                 $5,949       $    599      $  5,090        $  8,824       $682,583         $71,958
                                               ==================================================================================

During 2001, Colonial Newport Tiger Fund had a name change to Liberty Newport Tiger Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                                 SUB-ACCOUNT
                                             ------------------------------------------------------------------------------------
                                                       MFS                           MFS                            MFS
                                                   HIGH INCOME                 INVESTORS TRUST                   RESEARCH
                                             ------------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                             ------------------------------------------------------------------------------------
Income:
   Dividends                                 $  3,142       $  1,069        $   9,143      $     41     $   27,689       $     50
Expenses:
   Contract charges and fees                   (2,641)          (141)          (4,722)           76         (7,459)           (16)
                                             ------------------------------------------------------------------------------------
Net investment income (loss)                      501            928            4,421           117         20,230             34

Net realized gain (loss)                       (5,940)           (61)         (26,492)         (164)      (105,019)          (844)
Unrealized gain (loss)                          1,634         (1,956)          (7,895)         (990)         4,598         (5,826)
                                             ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations              (3,805)        (1,089)         (29,966)       (1,037)       (80,191)        (6,636)

Changes from principal transactions:

   Purchase payments                          246,903         13,024          341,818        75,154        533,857         77,555
   Transfers among sub-accounts and
     to/from fixed account                    200,272          1,842          247,740        42,734        526,675         37,669
   Death claims                                    --             --           (8,678)           --             --             --
   Withdrawals                                 (2,789)            --          (18,237)         (327)       (98,453)          (426)
   Annual contract fees                            --             (3)              --           (16)            --             (1)
                                             ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               444,386         14,863          562,643       117,545        962,079        114,797
                                             ------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                             440,581         13,774          532,677       116,508        881,888        108,161
Contract owners' equity at
   beginning of year                           14,321            547          119,019         2,511        108,926            765
                                             ------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                               $454,902       $ 14,321        $ 651,696      $119,019      $ 990,814       $108,926
                                             ====================================================================================

During 2001, MFS Growth & Income Fund had a name change to MFS Investors Trust Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000

                                                                                 SUB-ACCOUNT
                                            -------------------------------------------------------------------------------------
                                                       MFS                      MORGAN STANLEY                MORGAN STANLEY
                                                   TOTAL RETURN              GLOBAL VALUE EQUITY               MIDCAP VALUE
                                            -------------------------------------------------------------------------------------
                                                2001           2000           2001           2000            2001           2000
                                            -------------------------------------------------------------------------------------
Income:
   Dividends                                $    19,504    $      36     $    19,679     $     931     $       287       $  1,475
Expenses:
   Contract charges and fees                    (25,525)        (172)         (8,934)          (29)         (5,096)           (95)
                                            -------------------------------------------------------------------------------------
Net investment income (loss)                     (6,021)        (136)         10,745           902          (4,809)         1,380

Net realized gain (loss)                        (27,257)         982         (10,807)           --         (17,868)           140
Unrealized gain (loss)                           63,325        4,251         (12,776)          (56)         61,723         (1,101)
                                            -------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations                30,047        5,097         (12,838)          846          39,046            419

Changes from principal transactions:

   Purchase payments                          1,685,672       42,141         613,284            20         345,232          2,900
   Transfers among sub-accounts and
     to/from fixed account                    2,591,478       72,543       1,318,996        11,462         710,098          9,401
   Death claims                                  (4,024)          --              --            --              --             --
   Withdrawals                                  (85,282)         (42)        (28,558)           --         (15,848)            --
   Annual contract fees                              --           (1)             --            (3)             --            (13)
                                            -------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               4,187,844      114,641       1,903,722        11,479       1,039,482         12,288
                                            -------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                             4,217,891      119,738       1,890,884        12,325       1,078,528         12,707
Contract owners' equity at
   beginning of year                            120,476          738          13,580         1,255          14,587          1,880
                                            -------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                               $4,338,367    $ 120,476     $ 1,904,464     $  13,580      $1,093,115       $ 14,587
                                            =====================================================================================


See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                                 SUB-ACCOUNT
                                            -------------------------------------------------------------------------------------
                                                  MORGAN STANLEY                 OPPENHEIMER                    OPPENHEIMER
                                                      VALUE                          BOND                  CAPITAL APPRECIATION
                                            -------------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                            -------------------------------------------------------------------------------------
Income:
   Dividends                                $  19,867       $  214       $    17,051     $     281       $  30,398       $    107
Expenses:
   Contract charges and fees                   (2,130)          17           (18,991)         (157)        (11,110)         1,340
                                            --------------------------------------------------------------------------------------
Net investment income (loss)                   17,737          231            (1,940)          124          19,288          1,447

Net realized gain (loss)                       (6,899)         (19)           10,869         1,029         (98,224)        (4,960)
Unrealized gain (loss)                         (3,782)         654            (6,267)          469          23,078         (5,003)
                                            -------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations               7,056          866             2,662         1,622         (55,858)        (8,516)

Changes from principal transactions:

   Purchase payments                          112,193        1,847         1,184,707        82,840         508,420         95,544
   Transfers among sub-accounts and
     to/from fixed account                    419,812        6,381         2,561,603        46,100       1,135,493        129,083
   Death claims                                (9,250)          --            (1,857)           --          (3,935)            --
   Withdrawals                                 (1,253)          --           (34,480)         (102)       (113,688)          (386)
   Annual contract fees                            --           (1)               --           (20)             --             (4)
                                            -------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               521,502        8,227         3,709,973       128,818       1,526,290        224,237
                                            -------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                             528,558        9,093         3,712,635       130,440       1,470,432        215,721
Contract owners' equity at
   beginning of year                            9,832          739           133,797         3,357         217,246          1,525
                                            -------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                               $538,390       $9,832        $3,846,432      $133,797      $1,687,678       $217,246
                                            ======================================================================================


During 2001, Morgan Stanley Large Value Fund had a name change to Morgan Stanley Value Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000

                                                                                 SUB-ACCOUNT
                                             ------------------------------------------------------------------------------------
                                                   OPPENHEIMER                  SAGE ADVISORS                  SAGE ADVISORS
                                              MAIN STREET SMALL CAP             ALLCAP GROWTH                   EAFE INDEX
                                             ------------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                             ------------------------------------------------------------------------------------
Income:
   Dividends                                 $     --       $    111       $      --      $     --       $      --       $  2,302
Expenses:
   Contract charges and fees                   (2,181)            67          (3,241)           38            (297)          (288)
                                             ------------------------------------------------------------------------------------
Net investment income (loss)                   (2,181)           178          (3,241)           38            (297)         2,014

Net realized gain (loss)                      (14,518)           158         (13,812)         (647)           (715)           227
Unrealized gain (loss)                         41,992         (6,403)         18,273        (1,011)          3,115         (4,388)
                                             ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations              25,293         (6,067)          1,220        (1,620)          2,103         (2,147)

Changes from principal transactions:

   Purchase payments                          144,697         16,208         134,191         4,351           9,602         21,702
   Transfers among sub-accounts and
     to/from fixed account                    222,471         46,649         408,458        21,804         (44,539)         7,937
   Death claims                                    --             --              --            --              --             --
   Withdrawals                                 (4,560)        (1,106)         (7,808)          (16)             --            (67)
   Annual contract fees                            --            (17)             --            --              --            (34)
                                             ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               362,608         61,734         534,841        26,139         (34,937)        29,538
                                             ------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                             387,901         55,667         536,061        24,519         (32,834)        27,391
Contract owners' equity at
   beginning of year                           58,138          2,471          24,519            --          32,834          5,443
                                             ------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                               $446,039       $ 58,138       $ 560,580      $ 24,519       $      --       $ 32,834
                                             ====================================================================================

During 2001, Sage Advisors Eagle AllCap Fund had a name change to Sage Advisors AllCap Growth Fund and Oppenheimer Small Cap Fund changed to Oppenheimer Main Street Small Cap Fund.

The Sage Advisors Eagle AllCap Fund had an inception date of September 18, 2000.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000

                                                                                 SUB-ACCOUNT
                                             ------------------------------------------------------------------------------------
                                                  SAGE ADVISORS                 SAGE ADVISORS                  SAGE ADVISORS
                                                   MONEY MARKET                NASDAQ 100 INDEX                S&P 500 INDEX
                                             ------------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                             ------------------------------------------------------------------------------------
Income:
   Dividends                                 $  119,288    $   7,585        $   --        $   --         $  42,082         $4,076
Expenses:
   Contract charges and fees                    (62,416)      (2,487)       (4,585)        2,592           (17,335)           (87)
                                             ------------------------------------------------------------------------------------
Net investment income (loss)                     56,872        5,098        (4,585)        2,592            24,747          3,989

Net realized gain (loss)                             --           --       (37,976)       (3,976)          (43,735)           572
Unrealized gain (loss)                            4,146           --        12,059        (6,566)          (39,240)       (11,065)
                                             ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations                61,018        5,098       (30,502)       (7,950)          (58,228)        (6,504)

Changes from principal transactions:

   Purchase payments                         16,949,559      936,874       571,517        23,387         1,615,378         45,414
   Transfers among sub-accounts and
     to/from fixed account                   (7,075,692)    (257,727)      421,498        26,981         2,331,171         29,755
   Death claims                                 (92,743)          --            --            --            (7,128)            --
   Withdrawals                               (2,947,322)         (41)      (79,493)           --           (44,622)          (126)
   Annual contract fees                              --           (9)           --            --                --           (106)
                                             ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               6,833,802      679,097       913,522        50,368         3,894,799         74,937
                                             ------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                             6,894,820      684,195       883,020        42,418         3,836,571         68,433
Contract owners' equity at
   beginning of year                            689,178        4,983        42,418            --           100,134         31,701
                                             ------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                               $7,583,998    $ 689,178      $925,438       $42,418        $3,936,705       $100,134
                                             ====================================================================================

The Sage Advisors Nasdaq 100 Index Fund had an inception date of September 18, 2000.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000

                                                                                 SUB-ACCOUNT
                                             ------------------------------------------------------------------------------------
                                                    STEIN ROE                     STEIN ROE                      STEIN ROE
                                                     BALANCED                  GLOBAL UTILITIES                GROWTH STOCK
                                             ------------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                             ------------------------------------------------------------------------------------
Income:
   Dividends                                 $    410       $   48         $  1,376       $  2,823       $ 21,609        $    107
Expenses:
   Contract charges and fees                     (225)          (6)            (345)          (465)        (1,771)            265
                                             ------------------------------------------------------------------------------------
Net investment income (loss)                      185           42            1,031          2,358         19,838             372

Net realized gain (loss)                         (799)          (8)          (1,843)        (1,357)       (33,514)         (2,111)
Unrealized gain (loss)                           (580)        (241)          (4,553)        (6,528)       (26,894)        (15,870)
                                             ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations              (1,194)        (207)          (5,365)        (5,527)       (40,570)        (17,609)

Changes from principal transactions:

   Purchase payments                               --        2,805               31         31,179            675          36,445
   Transfers among sub-accounts and
     to/from fixed account                     25,848          490            5,457           (282)        76,922          90,486
   Death claims                                    --           --               --             --             --              --
   Withdrawals                                     --           --               --             --        (29,858)             --
   Annual contract fees                            --           (1)              --             (1)            --              (1)
Net increase (decrease) in contract
   owners' equity from principal
   transactions                                25,848        3,294            5,488         30,896         47,739         126,930
                                             ------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                              24,654        3,087              123         25,369          7,169         109,321
Contract owners' equity at
   beginning of year                            3,884          797           26,144            775        110,093             772
                                             ------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                               $ 28,538       $3,884         $ 26,267       $ 26,144       $117,262        $110,093
                                             ====================================================================================

During 2001, Stein Roe Growth Fund had a name change to Stein Roe Growth Stock Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000

                                                                                 SUB-ACCOUNT
                                           --------------------------------------------------------------------------------------
                                                  T. ROWE PRICE                 T. ROWE PRICE                  T. ROWE PRICE
                                                  EQUITY INCOME                 MID CAP GROWTH          PERSONAL STRATEGY BALANCED
                                           --------------------------------------------------------------------------------------
                                               2001           2000           2001           2000            2001           2000
                                           --------------------------------------------------------------------------------------
Income:
   Dividends                               $   17,734       $     59       $     -        $     -        $  6,589        $    157
Expenses:
   Contract charges and fees                   (5,530)           107         (3,648)          (428)        (3,040)           (194)
                                           --------------------------------------------------------------------------------------
Net investment income (loss)                   12,204            166         (3,648)          (428)         3,549             (37)

Net realized gain (loss)                      (11,460)           (68)       (22,754)           143         (2,783)            (51)
Unrealized gain (loss)                          9,390              2         48,934           (786)         5,987            (146)
                                           --------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations              10,134            100         22,532         (1,071)         6,753            (234)

Changes from principal transactions:

   Purchase payments                          322,392            207        135,114         36,826         38,328           9,606
   Transfers among sub-accounts and
     to/from fixed account                    749,675         10,251        320,117         76,993        481,962           3,176
   Death claims                                    --             --             --             --             --              --
   Withdrawals                                (17,538)           (90)        (6,274)           (86)        (8,852)             --
   Annual contract fees                            --            (10)            --            (13)            --              (1)
                                           --------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             1,054,529         10,358        448,957        113,720        511,438          12,781
                                           --------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                           1,064,663         10,458        471,489        112,649        518,191          12,547
Contract owners' equity at
   beginning of year                           12,106          1,648        114,562          1,913         13,350             803
                                           --------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                             $1,076,769       $ 12,106       $586,051       $114,562       $531,541        $ 13,350
                                           ======================================================================================

During 2001, T. Rowe Price Personal Strategy Fund had a name change to T. Rowe Price Personal Strategy Balanced Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                     Years ended December 31, 2001 and 2000


                                                                                 SUB-ACCOUNT
                                               ------------------------------------------------------------------------------------
                                                    VAN KAMPEN                    VAN KAMPEN
                                                 EMERGING GROWTH             LIT GROWTH & INCOME                   TOTAL
                                               ------------------------------------------------------------------------------------
                                                2001           2000           2001           2000            2001           2000
                                               ------------------------------------------------------------------------------------
Income:
   Dividends                                   $   --        $    --        $    --        $    --        $  972,404     $   74,100


Expenses:
   Contract charges and fees                      (22)            --            (76)            --          (304,321)        (1,916)
                                               ------------------------------------------------------------------------------------
Net investment income (loss)                      (22)            --            (76)            --           668,083         72,184
Net realized gain (loss)                            1             --             23             --          (907,132)       (45,740)
Unrealized gain (loss)                              7             --          1,459             --            23,086       (168,585)
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from operations                 (14)            --          1,406             --          (215,963)      (142,141)

Changes from principal transactions:

   Purchase payments                           12,469             --         52,288             --        32,759,863      2,292,870
   Transfers among sub-accounts and
     to/from fixed account                     13,478             --         16,737             --        18,122,538      1,283,542
   Death claims                                    --             --             --             --          (153,718)            --
   Withdrawals                                     --             --             --             --        (4,018,996)       (15,212)
   Annual contract fees                            --             --             --             --                --           (399)
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                                25,947             --         69,025             --        46,709,687      3,560,801
                                               ------------------------------------------------------------------------------------
Total increase (decrease) in contract
   owners' equity                              25,933             --         70,431             --        46,493,724      3,418,660
Contract owners' equity at
   beginning of year                               --             --             --             --         3,511,669         93,009
                                               ------------------------------------------------------------------------------------
Contract owners' equity at
   end of year                                $25,933       $     --         $70,431       $    --       $50,005,393     $3,511,669
                                              =====================================================================================


Van Kampen Emerging Growth Fund and Van Kampen Growth & Income Fund had an inception date of October 6, 2001.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                          Notes to Financial Statements

                                December 31, 2001

1. ORGANIZATION

The Sage Life Assurance of America Variable Annuity Account A (the "Account") is a separate investment account of Sage Life Assurance of America, Inc. (the "Company"). The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The annuity products of the Company are distributed through Sage Distributors, Inc., an affiliated broker/dealer. The Account commenced operations February 19, 1999.

At December 31, 2001, the Account consisted of forty-four variable fund investments, each of which invests only in a single corresponding portfolio offered by various fund managers. The Account and each portfolio are administered and accounted for as part of the business of the Company, but the investment income and capital gains and losses of each portfolio are identified with the assets held for that portfolio in accordance with the terms of the contracts, without regard to investment income and capital gains and losses arising out of any other business the Company may conduct.

2. VALUATION OF INVESTMENTS

The fair value of the investments in the variable sub-accounts is based on the net asset values of the Fund Shares held at the end of the year. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a specific identification basis.

3. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4. INCOME TAXES

The Company does not expect to incur any federal income tax liability on earnings or realized capital gains attributable to the Account; therefore, no charges for federal income taxes are currently deducted from the Account. If the Company incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                    Notes to Financial Statements (continued)

5. DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. The Company believes the underlying mutual fund portfolios have complied with the terms of these regulations.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                    Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and the cost basis and proceeds from sales for each sub-account for the year ended December 31, 2001:

                                                                        PURCHASES     COST OF SALES       PROCEEDS
                                                                        ---------     -------------       --------
AIM -- Government Securities                                          $   5,984,448   $  1,172,257      $ 1,200,137

AIM -- Core Equity                                                        2,219,987        379,513          317,430

AIM -- International Growth                                              50,284,759     47,507,826       47,525,770

AIM -- Premier Equity                                                     2,058,281        559,467          483,363

Alger -- Income & Growth                                                  1,751,596        397,181          352,591

Alger -- MidCap Growth                                                    3,479,125        910,675          714,296

Alger -- Small Capitalization                                               627,045        334,855          287,650

Colonial -- High Yield                                                       26,679         34,865           31,265

Colonial -- Small Cap Value                                                 246,619        134,208          136,168

Colonial -- Strategic Income                                                    370          5,451            5,126

Colonial -- US Growth & Income                                              483,562        479,264          468,750

First American --  International                                             16,041             17               17

First American --  Small Cap                                                 34,155              9               10

First American  -- Technology                                                 3,286             10               11

INVESCO -- Growth                                                           574,211         93,019           65,718

INVESCO -- Financial Services                                               362,567        157,858          147,891

INVESCO -- Health Sciences                                                  670,126        181,922          180,363

INVESCO -- Technology                                                       277,238         52,963           43,713

Liberty -- All-Star Equity                                                    7,686          2,283            2,046

Liberty -- Newport Tiger                                                  7,250,848      7,254,141        7,322,060

MFS -- Capital Opportunities                                                944,140        351,110          288,909

MFS -- High Income                                                          577,029        138,241          132,301

MFS -- Investors Trust                                                    1,096,379        556,424          529,932

MFS -- Research                                                           1,474,925        594,165          489,146

MFS -- Total Return                                                       5,252,142      1,094,268        1,067,011

Morgan Stanley -- Global Value Equity                                     2,205,189        300,740          289,933

Morgan Stanley -- Mid Cap Value                                           1,358,281        341,342          323,474

Morgan Stanley -- Value                                                     765,672        233,717          226,818

Oppenheimer -- Bond                                                       4,313,300        594,149          605,018

Oppenheimer -- Capital Appreciation                                       2,090,914        642,771          544,547

Oppenheimer -- Main Street Small Cap                                        433,260         85,421           70,903

Sage Advisors -- AllCap Growth                                              729,426        210,181          196,369

Sage Advisors -- EAFE Index                                                 243,752        280,252          279,537

Sage Advisors -- Money Market                                            70,085,972     63,191,555       63,191,555

Sage Advisors -- Nasdaq 100 Index                                         1,096,177        227,403          189,427

Sage Advisors -- S&P 500 Index                                            4,400,317        518,126          474,391

Stein Roe -- Balanced                                                        30,301          5,120            4,321

Stein Roe -- Global Utilities                                                10,290          5,614            3,771

Stein Roe -- Growth Stock                                                   110,777         76,581           43,067

T. Rowe Price -- Equity Income                                            1,512,297        456,113          444,653

T. Rowe Price -- Mid Cap Growth                                             752,650        327,558          304,804

T. Rowe Price -- Personal Strategy Balanced                                 618,544        106,631          103,848

Van Kampen -- Emerging Growth                                                25,951             21               22

Van Kampen -- LIT Growth & Income                                            69,287            299              322
                                                                     --------------  -------------      ------------
                                                                     $  176,555,601  $ 129,995,586      $129,088,454
                                                                     ==============  =============      ============

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                    Notes to Financial Statements (continued)

7. CHANGES IN UNITS OUTSTANDING

                                             AIM                           AIM            AIM            ALGER         ALGER -
                                          GOVERNMENT        AIM       INTERNATIONAL     PREMIER        INCOME &         MIDCAP
                                          SECURITIES    CORE EQUITY       GROWTH         EQUITY         GROWTH          GROWTH
UNITS OUTSTANDING AT JANUARY 1, 2001         7,600        14,081          16,960         30,829          7,778          23,711
Units purchased                            151,609       104,278         125,577         72,988         48,211          72,931
Units transferred between Sub-Accounts     280,221       137,113         185,885        104,941         73,887         128,731
Units sold                                 (17,132)       (8,325)        (10,080)       (14,917)        (5,346)         (7,690)
                                           -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2001     422,298       247,147         318,342        193,841        124,530         217,683
                                           ===================================================================================

                                           ALGER -                      COLONIAL -     COLONIAL -     COLONIAL -         FIRST
                                            SMALL        COLONIAL -     SMALL CAP      STRATEGIC       US GROWTH       AMERICAN
                                        CAPITALIZATION   HIGH YIELD       VALUE          INCOME        & INCOME      INTERNATIONAL
UNITS OUTSTANDING AT JANUARY 1, 2001        14,210         3,007           1,260           798           8,760               -
Units purchased                             23,206         1,734             464             -           6,533           1,387
Units transferred between Sub-Accounts      30,587           657           6,712           (48)         (4,021)            209
Units sold                                  (4,925)       (3,113)            (76)         (440)         (2,381)              -
                                           -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2001      63,078         2,285           8,360           310           8,891           1,596
                                           ===================================================================================

                                            FIRST          FIRST                       INVESCO -       INVESCO -
                                          AMERICAN        AMERICAN      INVESCO -      FINANCIAL         HEALTH        INVESCO -
                                          SMALL CAP      TECHNOLOGY       GROWTH        SERVICES        SERVICES      TECHNOLOGY
UNITS OUTSTANDING AT JANUARY 1, 2001            -             -               -              -               -               -
Units purchased                               189           141          29,946          4,118          17,770           9,525
Units transferred between Sub-Accounts      2,812           117          38,931         17,955          31,094          22,443
Units sold                                      -             -          (2,263)          (177)           (442)           (218)
                                           -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2001      3,001           258          66,614         21,896          48,422          31,750
                                           ===================================================================================

                                          LIBERTY-        LIBERTY          MFS-          MFS-            MFS-
                                          ALL-STAR        NEWPORT        CAPITAL         HIGH          INVESTORS         MFS-
                                           EQUITY          TIGER      OPPORTUNITIES     INCOME           TRUST         RESEARCH
UNITS OUTSTANDING AT JANUARY 1, 2001          52              850          6,610          1,512         11,372           10,472
Units purchased                               10           24,861         31,942         26,731         39,875           62,986
Units transferred between Sub-Accounts       536          (24,957)        46,739         20,874         28,539           61,188
Units sold                                    (6)            (148)        (3,625)        (2,047)        (5,151)         (13,587)
                                           ------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2001       592              606         81,666         47,070         74,635          121,059
                                           ====================================================================================

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                    Notes to Financial Statements (continued)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           MORGAN        MORGAN         MORGAN                        OPPENHEIMER
                                         MFS - TOTAL   STANLEY-GLOBAL  STANLEY MID      STANLEY       OPPENHEIMER       CAPITAL
                                            RETURN      VALUE EQUITY    CAP VALUE        VALUE            BOND       APPRECIATION
UNITS OUTSTANDING AT JANUARY 1, 2001        10,554         1,122           1,047           798           12,786         15,785
Units purchased                            152,342        56,289          27,697         9,236          118,323         41,143
Units transferred between Sub-Accounts     231,566       118,507          54,846        34,551          229,805         93,282
Units sold                                 (12,058)       (3,229)         (1,867)         (868)         (13,067)       (10,254)
                                           -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2001     382,404       172,689          81,723        43,717          347,847        139,956
                                           ===================================================================================

                                                                                                                            SAGE
                                         OPPENHEIMER       SAGE           SAGE                               SAGE          ADVISORS-
                                         MAIN STREET   ADVISORS-ALL     ADVISORS-    SAGE ADVISORS-     ADVISORS-NASDAQ     S&P 500
                                          SMALL CAP     CAP GROWTH     EAFE INDEX      MONEY MARKET         100 INDEX         INDEX
UNITS OUTSTANDING AT JANUARY 1, 2001        4,468          3,119          3,005          62,578           6,486           9,324
Units purchased                            12,835         20,797          1,966       1,538,803          75,901         163,855
Units transferred between Sub-Accounts     18,253         61,879         (3,973)       (633,187)         84,313         249,945
Units sold                                 (1,260)        (1,545)          (998)       (276,682)        (18,539)         (9,538)
                                           ------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2001     34,296         84,250              -         691,512         148,161         413,586
                                           ====================================================================================

                                                                                                                        T. ROWE
                                                                                                                         PRICE
                                                        STEIN ROE                       T. ROWE      T. ROWE PRICE     PERSONAL
                                         STEIN ROE        GLOBAL        STEIN ROE    PRICE EQUITY       MID CAP        STRATEGY
                                          BALANCED      UTILITIES     GROWTH STOCK      INCOME           GROWTH        BALANCED
UNITS OUTSTANDING AT JANUARY 1, 2001         376          2,665           11,174          1,083           8,618           1,302
Units purchased                                -              3               81         27,366          12,181           3,644
Units transferred between Sub-Accounts     2,691            593            8,448         65,604          24,384          46,801
Units sold                                   (24)           (38)          (3,916)        (1,820)         (1,852)         (1,055)
                                           ------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2001     3,043          3,223           15,787         92,233          43,331          50,692
                                           ====================================================================================

                                                       VAN KAMPEN       VAN KAMPEN
                                                        EMERGING       LIT GROWTH &
                                           GROWTH        INCOME           TOTAL
UNITS OUTSTANDING AT JANUARY 1, 2001            -             -             316,152
Units purchased                             1,165         5,027           3,125,666
Units transferred between Sub-Accounts      1,269         1,596           1,882,318
Units sold                                     (0)           (1)           (460,700)
                                            ---------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2001      2,434         6,622           4,863,436
                                            =======================================

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                    Notes to Financial Statements (continued)


8. CONDENSED FINANCIAL INFORMATION

The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Current contract charges are paid to the company and range from 1.40% to 1.65% of the net asset value of each sub-account. The range of expense ratios results in a variety of unit values and total returns. The following table summarizes the units and unit values at December 31, 2001 and the annualized gross investment income ratios and total return ranges for each sub-account.

                                                   DECEMBER 31, 2001
                                                      UNIT VALUE        INVESTMENT        TOTAL RETURN
                                          UNITS    LOWEST TO HIGHEST   INCOME RATIO    LOWEST TO HIGHEST
                                          -----    -----------------   ------------    -----------------
AIM -- Government Securities             422,298  9.87   to   11.65       7.55%        -1.25% to     5.66%
AIM -- Core Equity                       247,147  7.31   to   10.89       0.12%       -18.34% to     9.79%
AIM -- International Growth              318,342  9.01   to   10.20       4.31%       -22.49% to     1.76%
AIM -- Premier Equity                    193,841  9.03   to   10.60       4.04%       -11.50% to     7.32%
Alger -- Income & Growth                 124,530  10.77  to   11.75       3.13%       -11.38% to     8.92%
Alger -- MidCap Growth                   217,683  11.29  to   13.32       26.37%       -4.08% to    13.30%
Alger -- Small Capitalization             63,078  6.09   to   11.35       0.04%       -22.81% to    14.20%
Colonial -- High Yield                     2,285  8.29   to    8.29       8.71%        -2.80% to    -2.80%
Colonial -- Small Cap Value                8,360  15.81  to   15.81       2.64%        13.42% to    13.42%
Colonial -- Strategic Income                 310  9.56   to    9.56       5.88%         3.35% to     3.35%
Colonial -- US Growth & Income             8,891  10.45  to   10.45       10.65%       -0.06% to    -0.06%
First American -- International            1,596  10.20  to   10.21       0.66%         2.20% to     2.26%
First American -- Small Cap                3,001  11.50  to   11.51       0.00%        16.18% to    16.24%
First American -- Technology                 258  13.09  to   13.10       0.00%        29.74% to    29.81%
INVESCO -- Growth                         66,614  7.08   to   12.17       0.00%       -30.50% to    20.73%
INVESCO -- Financial Services             21,896  9.69   to   10.72       0.80%        -6.64% to     9.78%
INVESCO -- Health Sciences                48,422  10.23  to   10.37       0.70%        -0.59% to     4.51%
INVESCO -- Technology                     31,750  7.13   to   12.50       0.00%       -29.42% to    22.91%
Liberty -- All-Star Equity                   592  10.03  to   10.03       3.62%       -10.06% to   -10.06%
Liberty -- Newport Tiger                     606  8.39   to    8.39       0.04%       -17.35% to   -17.35%
MFS -- Capital Opportunities              81,666  8.33   to   11.24       3.20%       -19.77% to    13.45%
MFS -- High Income                        47,070  9.61   to   10.51       1.66%        -2.84% to     4.87%
MFS -- Investors Trust                    74,635  8.68   to   10.46       2.73%       -13.57% to     5.36%
MFS -- Research                          121,059  8.10   to   10.82       5.43%       -17.48% to     8.76%
MFS -- Total Return                      382,404  10.37  to   11.44       1.10%        -2.04% to     4.18%
Morgan Stanley -- Global Value Equity    172,689  10.41  to   11.25       3.09%        -7.14% to     4.42%
Morgan Stanley -- MidCap Value            81,723  11.56  to   13.60       0.08%        -4.19% to    16.44%
Morgan Stanley -- Value                   43,717  10.79  to   12.60       11.68%       -3.88% to     8.82%
Oppenheimer -- Bond                      347,847  9.72   to   11.28       1.24%        -2.81% to     6.93%
Oppenheimer -- Capital Appreciation      139,956  11.06  to   12.11       3.92%       -13.10% to    11.33%
Oppenheimer -- Main Street Small Cap      34,296  11.45  to   13.22       0.00%         6.90% to    15.05%
Sage Advisors -- AllCap Growth            84,250  6.58   to   11.50       0.00%       -11.80% to    16.04%
Sage Advisors -- Money Market            691,512  10.00  to   11.39       3.11%        -0.03% to     3.38%
Sage Advisors -- Nasdaq 100 Index        148,161  4.29   to   12.36       0.00%       -26.22% to    22.87%
Sage Advisors -- S&P 500 Index           413,586  9.18   to   10.70       3.38%        -9.73% to     7.95%
Stein Roe -- Balanced                      3,043  9.38   to    9.38       2.56%        -7.89% to    -7.89%
Stein Roe -- Global Utilities              3,223  8.15   to    8.15       5.02%       -11.62% to   -11.62%
Stein Roe -- Growth Stock                 15,787  7.43   to    7.43       16.63%      -20.69% to   -20.69%
T. Rowe Price -- Equity Income            92,233  11.66  to   11.89       4.52%        -1.38% to     2.04%

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                    Notes to Financial Statements (continued)

                                                  DECEMBER 31, 2001
                                                      UNIT VALUE        INVESTMENT       TOTAL RETURN
                                          UNITS    LOWEST TO HIGHEST    INCOME RATIO    LOWEST TO HIGHEST
                                          -----    -----------------    ------------    -----------------
T. Rowe Price -- Mid Cap Growth           43,331  13.40  to   13.59       0.00%        -1.21% to     4.82%
T. Rowe Price -- Personal Strategy        50,692  10.45  to   10.54       3.28%        -2.49% to    -1.46%
Van Kampen  -- Emerging Growth             2,434  10.65  to   10.66       0.00%         7.07% to     7.13%
Van Kampen --  LIT Growth & Income         6,622  10.63  to   10.64       0.00%         7.40% to     7.46%

                                     PART C

                                OTHER INFORMATION


ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     All required financial statements of Sage Life and The Sage Variable Annuity Account A are contained in Parts A and B hereof.

(b)   Exhibits

      (1)(a) Resolutions of the Board of Directors of Sage Life Assurance of America, Inc. establishing The Sage Variable Annuity Account A.1/

      (2)                 Not Applicable.

      (3)(a)              Form of Distribution Agreement with Sage
                              Distributors, Inc.2/

         (b)              Form of Selling Agreement.22/

      (4)(a)(i)(B)        Form of Individual Contract.*

              (ii)(B)     Form of Individual Contract with Interest Account.21/

             (iii)(B)     Form of Group Contract.*

              (iv)(B)     Form of Group Certificate.*

            (b)(i)(B)     Amended Form of Individual IRA Rider.3/

              (ii)(B)     Amended Form of Group IRA Rider.3/

             (iii)(B)     Amended Form of Individual SIMPLE IRA Rider.3/

              (iv)(B)     Amended Form of Group SIMPLE IRA Rider.3/

               (v)(A)     Form of Individual Roth IRA Rider.5/
              (vi)(A)     Form of Group Roth IRA Rider.5/

            (ix)(A)       Form of Individual Accidental Death Benefit Rider.*

             (x)(A)       Form of Group Accidental Death Benefit Rider.*

            (xi)(A)       Form of Individual Earnings Enhancement Death
                          Benefit Rider.*

            (xi)(B)       Form of Group Earnings Enhancement Death Benefit
                          Rider.*

            (xii)(A)      Form of Individual Guaranteed Minimum Income
                          Benefit Rider.*

            (xii)(B)      Form of Group Guaranteed Minimum Income Benefit
                          Rider.*

           (xiii)(A) Form of Group Enhanced Guaranteed Minimum Income Benefit Rider.*

           (xiii)(B) Form of Individual Enhanced Guaranteed Minimum Income Benefit Rider.*

           (xiv)(A) Form of Individual Endorsement re: Application-Confirmation 18/

           (xiv)(B)       Form of Group Endorsement re: Application-
                          Confirmation 18/

            (xv)(A)       Form of Individual Enhanced Minimum Death Benefit
                          Rider.*

            (xv)(B)       Form of Group Enhanced Minimum Death Benefit Rider.*

            (xvi)(A) Form of Individual Guaranteed Minimum Account Value Benefit Rider.*

            (xvi)(B) Form of Group Guaranteed Minimum Account Value Benefit Rider.*

           (xvii)(A) Form of Individual Earnings Enhancement Life Insurance Rider.*

           (xvii)(B)      Form of Group Earnings Enhancement Life
                          Insurance Rider.*

      (5)    (i) (A)      Form of Individual Contract Application.21/

             (i) (C)      Form of Individual Application-Confirmation 18/

            (ii) (A)      Form of Group Certificate Application.21/

            (ii) (C)      Form of Group Application-Confirmation Form18/

      (6)(a)              Articles of Incorporation of the Company.8/

         (b)              By-Laws of the Company.*

      (7)                 Not Applicable.

      (8)(a)(i) Form of Participation Agreement with AIM Variable Insurance Funds.9/

             (ii)         Form of Participation Agreement with The Alger
                          American Fund.9/

             (iv) Form of Participation Agreement with MFS(R) Variable Insurance TrustSM.9/

             (v) Form of Participation Agreement with Morgan Stanley The Universal Institutional Funds, Inc.10/

             (vi)         Form of Participation Agreement with Oppenheimer
                           Variable Account Funds.10/

             (vii) Form of Participation Agreement with Sage Life Investment Trust.9/

             (viii) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.20/

             (ix) Form of Participation Agreement with First American Insurance Portfolios, Inc.22/

             (x) Form of Participation Agreement with Van Kampen Life Life Investment Trust.22/

             (xi)         Form of Participation Agreement with Rydex Variable
                          Trust.*

         (b) Form of Services Agreement with Financial Administration Services, Inc.10/

         (c) Reinsurance Agreement (Modified Coinsurance Treaty) with Life Reassurance Corporation of America. 19/

      (9)                 Opinion and Consent of James F. Bronsdon.*

      (10)(a)             Consent of Blazzard, Grodd & Hasenauer, P.C.*

          (b)             Consent of Independent Auditors.*

      (11)                Not Applicable.

      (12)                Not Applicable.

      (13)                Calculation of Performance Information.*

      (14)(a)             Power of Attorney for Paul C. Meyer.11/

      (14)(c)             Power of Attorney for Richard D. Starr.12/

      (14)(d)             Power of Attorney for H. Louis Shill.13/

      (14)(e)             Power of Attorney for Mitchell R. Katcher. 18/

      (14)(f)             Power of Attorney for Robin I. Marsden. 18/

      (14)(g)             Power of Attorney for Paul C. Meyer, Ronald S.
                          Scowby, Richard D. Starr, H. Louis Shill and
                          Meyer Feldberg.16/

      (14)(h)             Power of Attorney for John A. Benning. 18/

------------------------
* Filed herewith.


(1) This exhibit was previously filed in Exhibit 1 to the Registration Statement on Form N-4 dated December 24, 1997 (File No. 333-43329) and is incorporated herein by reference.

(2) This exhibit was previously filed in Exhibit No. 3 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(3) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(4) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

(5) This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(6) This exhibit was previously filed in Exhibit No. 5 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(7) This exhibit was previously filed in Exhibit No. 5 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(8) This exhibit was previously filed in Exhibit No. 6 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(9) This exhibit was previously filed in Exhibit No. 8 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(10) This exhibit was previously filed in Exhibit No. 8 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

(11) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-44751) dated January 12, 1999, and is incorporated herein by reference.

(12) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

(13) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-44751) dated February 10, 1999, and is incorporated herein by reference.

(14) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 26, 1999, and is incorporated herein by reference.

(15) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 2000, and is incorporated herein by reference.

(16) This exhibit was previously filed in Exhibit No. 14 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 1999, and is incorporated herein by reference.

(17) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-43329) dated June 27, 2000, and is incorporated herein by reference.

(18) This exhibit was previously filed in Post-Effective No. 9 to Form N-4 (File No. 333-43329) filed March 6, 2001 and is incorporated herein by reference.

(19) The exhibit was filed as Exhibit 10.2 in Sage Life Assurance of America, Inc.'s Form 10-K (File Nos. 333-77441 and 333-77437) filed on April 12, 2001 and is incorporated herein by reference.

(20) This exhibit was previously filed in Post-Effective Amendment No. 10 to Form N-4 (File No. 333-43329) filed on April 27, 2001 and is incorporated herein by reference.

(21) This exhibit was previously filed in the Registration Statement on Form N-4 (File No. 333-63536) filed on June 21, 2001 and is incorporated herein by reference.

(22) This exhibit was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-63536) filed on September 10, 2001 and is incorporated herein by reference.

(23) This exhibit was previously filed in Post-Effective Amendment No. 1 to Form N-4 (File No. 333-63536) filed on November 16, 2001 and is incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     Incorporated herein by reference to the section titled "Directors and Executive Officers" of the Prospectus filed as Part A of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
         DEPOSITOR OR REGISTRANT

     The registrant is a segregated asset account of the Company and therefore is owned and controlled by the Company. The Company is a stock life insurance company of which all the voting securities are owned by Sage Life Holdings of America, Inc., a Delaware corporation, ("Sage Life Holdings"), 90.1% of the voting securities of which are owned by Sage Insurance Group Inc., a Delaware corporation. (The Company in turn owns all of the voting securities of Sage Life Assurance Company of New York, a New York domiciled company which is pursuing a license to conduct insurance business in that state.) The remaining voting securities of Sage Life Holdings are owned by Life Reassurance Corporation of America. In addition to Sage Life Holdings, Sage Insurance Group also owns all of the voting securities of Sage Distributors, Inc. (a broker-dealer), Sage Advisors, Inc. (a registered investment adviser), and Finplan Holdings, Inc. (a financing company), all of which are Delaware corporations, and Sage Re (Bermuda) Ltd. (an insurer), a Bermudian corporation. Sage Insurance Group also owns 51% of the voting securities of Strategic Financial Solutions, Inc., a Connecticut corporation engaged in the business of providing software and consulting to banks that market securities and insurance products. All the voting securities of Sage Insurance Group Inc. are owned by Sage Insurance Holdings, Inc, a Delaware corporation. Sage Insurance Holdings, Inc. is a wholly owned subsidiary of Sage Holdings (USA), Inc., a Delaware corporation. (Sage Holdings (USA), Inc. also owns all of the voting securities of Sage Properties
(USA), Inc., a Virginia corporation whose principal assets are accounts receivable and notes relating to the sale of real estate.) Sage Holdings (USA), Inc. is a wholly owned subsidiary of Sage Life Limited, a South African corporation, which is in turn a wholly owned subsidiary of Sage Life Holdings Limited, a South African corporation. Except as noted, the nature of the business of the companies listed above is insurance and financial services. Sage Life Holdings Limited is 100% owned by Sage Group Limited, a South African corporation that is the ultimate holding company. Sage Group Limited is a controlling company operating in life insurance, mutual funds and investment management. Various companies and other entities controlled by Sage Group Limited may be considered to be under common control with the registrant or the Company. Such other companies and entities and the nature of their businesses are set forth below. These companies are incorporated in South Africa and are wholly owned subsidiaries unless otherwise noted.

                        DIRECT AND INDIRECT SUBSIDIARIES OF SAGE GROUP LIMITED
                        ------------------------------------------------------

COMPANY NAME                                 PRINCIPAL BUSINESS


Bentley Office Park (Pty) Ltd               Property development & investment
Blackreef Properties (Pty) Ltd              Property holding
Edenston Properties (Pty) Ltd               Property development
Educational Information Services (Pty) Ltd  Publishing
Ensiklopedie Afrikana (Edms) Beperk         Publishing
Estromin Properties & Investments (Pty) Ltd Property investment
Everest Construction (Pty) Ltd              Construction
FPS (South Vaal) Investments (Pty) Ltd      Property investment
FPS (Vaal) Investments (Pty) Ltd            Investment holding
FPS Investment Holdings Ltd                 Investment holding
FPS Investments (Pty) Ltd                   Investment holding
FPS Ltd                                     Investment consultants
Fraser Street Registrars (Pty) Ltd          Transfer secretaries
Hatfield Primary Square (Pty) Ltd.          Property investment
Hatfield Properties (Block A) (Pty) Ltd     Property investment
Hatfield Properties (Block C) (Pty) Ltd     Property investment
Hatfield Properties (Block D) (Pty) Ltd     Property investment
Home Mortgage Investments (Pty) Ltd         Financing
J van Streepen (Kempton Park) (Pty) Ltd
  (51% owner)                                Property development
Kemparkto (Pty) Ltd                          Property investment & development
Lakeview Management Properties (Pty) Ltd
  (75% owner)                                Property management
Marlands Flats (Pty) Ltd                     Property holding
Nedrep Investments Ltd                       Investment holding
New Smal Construction Co. (Pty) Ltd          Construction
Palmiet Townships (Pty) Ltd                  Property development
Prospect Place Share Block Ltd
R/E 105 Rosebank (Pty) Ltd                   Investment holding
Residential Mortgage Investments (Pty) Ltd   Financing
S A Cultural Holdings (Pty) Ltd              Investment
S A Kultuur Beleggings (Edms) Beperk         Investment
SACI Finance (Pty) Ltd                       Finance company
Sage Centre (Pty) Ltd                        Property investment
Sage Consulting Services (Pty) Ltd           Consulting, financial,
                                               administrative, and
                                               management services
Sage Corporate Services (Pty) Ltd            Investment holding
Sage Family Benefits (Pty) Ltd               Insurance consultants
Sage Guaranteed Options (Pty) Ltd            Investments for principal use
Sage Holdings Ltd                            Financial, investment &
                                               management
Sage Investment Trust Ltd                    Insurance & investment
Sage Land Finance (Pty) Ltd                  Financiers
Sage Land Holdings (Pty) Ltd                 Investment holding
Sage Library Gardens Ltd                     Investment holding
Sage Life Holdings Ltd                       Investment holding
Sage Life Ltd                                Life insurance
Sage Management Services (Pty) Ltd           Management
Sage Personal Investment Marketing (Pty) Ltd Investment consultants
Sage Properties (Rivonia Four) (Pty) Ltd     Property holding
Sage Properties Ltd                          Investment holding
Sage Property Holdings Ltd                   Property holding
Sage Property Management Services (Pty) Ltd  Property management
Sage Property Trust Managers, Ltd.
  (77.2% owner)                              Management of unit trusts
Sage Schachat Ltd                            Investment holding
Sage Selections (Pty) Ltd                    Investment
Sage Specialized Insurances Ltd              Short term insurance
Sage Strategic Investments (Pty) Ltd         Investment holding
Sage Strategic Services (Pty) Ltd.           Consulting, financial,
                                               administrative and
                                               management services
Sage Trustees (Pty) Ltd                      Trustees
Sage Unit Trusts Ltd                         Management of unit trusts
Sagemed (Pty) Ltd                            Health & medical insurance
SAK Holdings (Pty) Ltd                       Investment holding
Sandhurst Properties (Block A) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block C) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block D) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block E) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block F) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block G) (Pty) Ltd     Property investment & management
Sandown Development Holdings (Pty) Ltd       Property holding
Sandown Developments (Pty) Ltd               Property development
Schachat Finance Company (Pty) Ltd           Financiers
Schachat Land Resources (Pty) Ltd            Investment holding
Schalab Townships (Pty) Ltd (51% owner)      Property development
Sectional Title (Pty) Ltd                    Property development
SLR Land Development (Pty) Ltd               Building contractors
SMH Land Development (Pty) Ltd               Property investment
SSI Securities (Pty) Ltd                     Financiers
Stonehouse Investments (Pty) Ltd             Property investment
Table Classics (Pty) Ltd                     Deal in tableware products
The Gold Jewellery Corporation (Pty) Ltd     Manufacture & sale of
                                               coins & jewelry
Townhomes (Pty) Ltd                          Building contractors
Von Brandis Square Development Co.(Pty) Ltd  Property development
Witch Construction Company (Pty) Ltd         Property investment & development
Witch Construction Company (Transvaal)
  (Pty) Ltd                                  Property investment & development
Sage International B.V.
  (Netherlands corporation)                  Holding
Sage Management Services (USA), Inc.
   (New York corporation)                    Management services


ITEM 27. NUMBER OF CONTRACT OWNERS

        As of February 28, 2002, there were 16 qualified contract owners and 33 non-qualified contract owners.


ITEM 28. INDEMNIFICATION

     Sage Life's Articles of Incorporation provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that (i) for any breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any personal benefit. Notwithstanding the foregoing, the Articles provide that if the Delaware General Corporation Law is amended to authorize further limitations of the liability of a director or a corporation, then a director of the Company, in addition to circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as amended.

     Sage Life's Bylaws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

     Further, Section 145 of Delaware General Corporation Law provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was not unlawful.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

           (a) Sage Distributors, Inc. ("Sage Distributors") is the registrant's principal underwriter. Sage Distributors is also the principal underwriter for the following other investment companies:

           The Sage Variable Life Account A
           Sage Life Investment Trust

           (b)  Officers and Directors of Sage Distributors

        The principal business address of all of the persons listed below is 300 Atlantic Street, Stamford, CT 06901.

Name and Principal Business Address       Positions and Offices With Sage Distributors
-----------------------------------       --------------------------------------------

Robin I. Marsden                          President, Chief Executive Officer and Director

James F. Bronsdon                         Chief Legal Officer

Nancy A. Hill                             Chief Compliance Officer

Jeffrey C. Gordon                         Chief Financial Officer, Treasurer, Assistant Secretary


ITEM 30. LOCATION OF BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained at our Customer Service Center.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a Statement of Additional Information.

     Additional Information.

(c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that the fees and charges under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                                   SIGNATURES

     As required by the Securities Act of 1933, and the Investment Company Act of 1940, the registrant certifies it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Stamford, in the State of Connecticut, on this 24th day of April, 2002.

                                     The Sage Variable Annuity Account A
                                     (Registrant)


                                     By: Sage Life Assurance of America, Inc.


                                    By:/s/MITCHELL R. KATCHER
                                       ----------------------------------



                                     By: Sage Life Assurance of America, Inc.
                                        (Depositor)


                                    By: /s/MITCHELL R. KATCHER
                                       ----------------------------------



     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                             Title                           Date
---------                        ----------------               ----------------

/s/H. Louis Shill*                 Chairman and Director          April 24, 2002
----------------------
H. Louis Shill


/s/Paul C. Meyer*                  Director                       April 24, 2002
----------------------
Paul C. Meyer


/s/Richard D. Starr*               Director                       April 24, 2002
-----------------------
Richard D. Starr


/s/MITCHELL R. KATCHER             Director,                      April 24, 2002
-----------------------            Senior Executive Vice
Mitchell R. Katcher                President, Chief Actuary


/s/Meyer Feldberg*                 Director                       April 24, 2002
--------------------
Meyer Feldberg



/s/John A. Benning*                Director                       April 24, 2002
--------------------
John A. Benning



/s/ROBIN I. MARSDEN                Director, President and        April 24, 2002
---------------------              Chief Executive Officer
Robin I. Marsden


/s/JEFFREY C. GORDON               Senior Vice President and      April 24, 2002
---------------------              Chief Financial Officer
Jeffrey C. Gordon



*By: /s/MITCHELL R. KATCHER
     ------------------------


As Attorney-In-Fact pursuant to a Power of Attorney dated below.


Director                       Date
--------                       ----


Meyer Feldberg                 February 28, 2000
H. Louis Shill                 February 25, 2000
Paul C. Meyer                  February 23, 2000
Richard D. Starr               February 25, 2000
Robin I. Marsden               February 28, 2000
John A. Benning                July 31, 2000
Mitchell R. Katcher            February 25, 2000


                                  EXHIBIT INDEX



EX-99.B4.a.i.B           Form of Individual Contract.

EX-99.B4.a.iii.B         Form of Group Contract.

EX-99.B4.a.iv.B          Form of Group Certificate.

EX-99.B4.b.ix.A          Form of Individual Accidental Death Benefit Rider.

EX-99.B4.b.x.A           Form of Group Accidental Death Benefit Rider.

EX-99.B4.b.xi.A          Form of Individual Earnings Enhancement Death
                         Benefit Rider.

EX-99.B4.b.xi.B          Form of Group Earnings Enhancement Death Benefit
                         Rider.

EX-99.B4.b.xii.A         Form of Individual Guaranteed Minimum Income
                         Benefit Rider.

EX-99.B4.b.xii.B         Form of Group Guaranteed Minimum Income Benefit
                         Rider.

EX-99.B4.b.xiii.A        Form of Group Enhanced Guaranteed Minimum Income
                         Benefit Rider.

EX-99.B4.b.xiii.B        Form of Individual Enhanced Guaranteed Minimum
                         Income Benefit Rider.

EX-99.B4.b.xv.A          Form of Individual Enhanced Guaranteed Minimum Death
                         Benefit Rider.

EX-99.B4.b.xv.B          Form of Group Enhanced Guaranteed Minimum Death Benefit
                         Rider.

EX-99.B4.b.xvi.A         Form of Individual Guaranteed Minimum Account Value
                         Benefit Rider.

EX-99.B4.b.xvi.B         Form of Group Guaranteed Minimum Account Value
                         Benefit Rider.

EX-99.B4.b.xvii.A        Form of Individual Earnings Enhancement Life Insurance
                         Rider.

EX-99.B4.b.xvii.B        Form of Group Earnings Enhancement Life Insurance
                         Rider.

EX-99.B6.b               Bylaws of Sage Life Assurance of America, Inc.

EX-99.B8.a.xi            Form of Participation Agreement with Rydex
                         Variable Trust.

EX-99.B9                 Opinion and Consent of James F. Bronsdon.

EX-99.B10.a              Consent of Blazzard, Grodd & Hasenauer, P.C.

EX-99.B10.b              Consent of Independent Auditors.

EX-99.B13                Calculation of Performance Information.